UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-21364

Schroder Global Series Trust
(Exact name of registrant as specified in charter)

875 Third Avenue, 22nd Floor New York, NY			10022
(Address of principal executive offices)			(Zip code)

Schroder Global Series Trust P.O. Box 8507 Boston, MA 02266
(Name and address of agent for service)

Registrant’s telephone number, including area code:		1-800-464-3108

Date of fiscal year end:	October 31, 2010

Date of reporting period:	October 31, 2010

Item 1.    Reports to Stockholders.

Schroder Mutual Funds

October 31, 2010	Annual Report

Schroder International Alpha Fund
Schroder International Multi-Cap Value Fund
Schroder Emerging Market Equity Fund
Schroder U.S. Opportunities Fund
Schroder U.S. Small and Mid Cap Opportunities Fund
Schroder North American Equity Fund
Schroder Total Return Fixed Income Fund
Schroder Multi-Asset Growth Portfolio

Table of Contents

Letter to Shareholders	1

Management Discussion and Analysis	3

Schedules of Investments

International Alpha Fund	26

International Multi-Cap Value Fund	29

Emerging Market Equity Fund	39

U.S. Opportunities Fund	43

U.S. Small and Mid Cap Opportunities Fund	46

North American Equity Fund	49

Total Return Fixed Income Fund	56

Multi-Asset Growth Portfolio	62

Statements of Assets and Liabilities	66

Statements of Operations	70

Statements of Changes in Net Assets	72

Financial Highlights	76

Notes to Financial Statements	80

Report of Independent Registered Public Accounting Firm	95

Information Regarding Review and Approval of Investment Advisory Contracts	96

Disclosure of Fund Expenses	100

Trustees and Officers	104

Notice to Shareholders	108

Proxy Voting (Unaudited)

A description of the Funds’ proxy voting policies and procedures is available upon request, without charge, by visiting the Securities and Exchange Commission’s (“SEC”) website at http://www.sec.gov, or by calling 1-800-464-3108 and requesting a copy of the applicable Fund’s Statement of Additional Information or on the Schroder Funds website at http://www.schroderfunds.com, by downloading the Funds’ Statement of Additional Information. Information regarding how the Funds voted proxies related to portfolio securities during the most recent 12-month period ended June 30 is available without charge, upon request by calling 1-800-464-3108 and on the SEC’s website at http://www.sec.gov.

Form N-Q (Unaudited)

The Funds file their complete schedules of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Form N-Q is available on the SEC’s website at http://www.sec.gov, and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

December 9, 2010

Dear Shareholder:

We are pleased to provide the Annual Report to shareholders of the Schroder Mutual Funds, which covers the twelve months ended October 31, 2010. The Report includes information designed to help you understand the status of your investment — the Management Discussion and Analysis prepared by portfolio managers explains how they put your money to work in various markets; the Schedules of Investments give you a point-in-time picture of the holdings in your fund; and additional information includes a detailed breakdown of other financial information. We encourage you to read the Report and thank you for making Schroders part of your financial plan.

The twelve months under review were extremely volatile for investors. The reporting period can be viewed as a time of transition, as the developed world painfully rebounds from the abyss and starts to settle into a ‘new normal’ environment. This is a world in which the developed market continues to slowly deleverage, bringing fiscal discipline into an economy with high unemployment and low-trend growth. The ‘new normal’ is also a bipolar world where emerging markets continue to take an increasingly large role in the global economy, supported by global demographic trends.

It is important to note that the global economy still remains fragile. As we move into 2011, sources of risk include the unraveling of the structural issues in peripheral Europe as those countries deal with the past excesses of the EU integration process. At this writing, Ireland is going through a painful adjustment and more countries might follow during 2011. Investors see a developed world weighed down by debt, struggling to recover from the financial crisis of the past two plus years, while the relatively unencumbered emerging economies continue to enjoy growth. Such a scenario might be seen as a healthy re-allocation of capital from the developed world to the developing, helping to raise global living standards. However, as can be seen from recent International Monetary Fund (IMF) meetings in Washington, developments have exacerbated tensions between the developed and emerging economies with talk of currency wars and fear of protectionism.

The move toward additional quantitative easing in the US has only exacerbated the problem by driving down the US dollar and Treasury yields, sending investors into higher-yielding assets. Increased capital flows to the emerging economies have been one consequence. In turn, central banks in the emerging world are resisting the upward pressure on their currencies by intervening heavily in the foreign exchange market, or trying to slow the flow by raising taxes on foreign purchases of assets. The divergence between the US dollar-trade-weighted exchange rate for the major currencies and the emerging markets (described here as other important trading partners) highlights the uneven distribution of dollar weakness, with the developed economies taking the bulk of the adjustment.

The focus of the currency war has really been on the fall in the dollar, but against that we’ve seen a rise in the euro, the yen and the Australian dollar. That increase in currencies is going to squeeze growth in the Eurozone, Japan and Australia, so there’s a real battle going on where everybody is trying to devalue their currency in order to get a bigger share of a shrinking pie. So far it seems the US is winning, while Europe, where there is a desperate need for growth, is fast becoming the biggest casualty. It is only recently with the crisis in Ireland that the euro has begun to fall again, providing some relief to the embattled region.  China is benefiting from the fall in the U.S. dollar with a currency that is becoming cheaper against the euro and the yen. But the benefits are not without problems. Big capital inflows are creating liquidity problems and asset bubbles, not to mention inflation — and that’s something the Chinese authorities have to deal with in 2011.

Looking back, the emerging economies effectively locked in the fall in their currencies following the crisis of 1997-98. Today, after the financial crisis, it is a different story. Western consumers are de-leveraging, spending is weak and with fiscal and monetary policy reaching its limits, the governments of developed countries are looking overseas for demand to support their economies. Hence the desire for a weaker currency to boost overseas market share and export growth. However, despite accusations of currency protectionism by the advanced countries, the emerging economies continue to follow the same economic path of export-led growth underpinned by a competitive currency, otherwise known as mercantilism.

The policies of West and East are now at odds with one another: the willingness of the West to tolerate the undervaluation of Eastern currencies has been considerably reduced by the financial crisis.

Recognizing that currency wars are likely to continue suggests that we could be in for a turbulent time. The US is already preparing protectionist measures that will be winding their way through Congress. Countries that are seen to deliberately run a policy of keeping their exchange rate undervalued are likely to be targeted. Rhetoric could turn ugly and tensions are likely to mount as countries pursue beggar-thy-neighbor policies.

Meanwhile, we are likely to see continued capital flows to the emerging markets as interest rates in the West remain close to zero and the US restarts quantitative easing. In the absence of a shift in policy, the outcome will be more intervention and a recycling of the capital flows back into the US Treasury market. This in turn depresses long-term rates and forces more capital outflows as investors seek yield. The result could be a simultaneous bubble in both Treasury bonds and emerging market equities.

Going into 2011, we expect to see the recovery continue globally, but especially in the US, which has been boosted by strong profits and healthy balance sheets in the corporate sector. We should see increased capital expenditure and employment, raising growth in the world economy as confidence returns to US consumers. In emerging markets, an enviable fiscal position capable of increasing expenditure in infrastructure will likely continue to boost growth. Nevertheless, we believe the Federal Reserve will be on hold through 2011 with regards to raising rates.

We are expecting a slowdown in Europe and in the UK, mainly because of the spending cuts and tax increases, which will begin to impact markets there in 2011. Given the fragility of the European periphery, we do not expect any increases in euro policy rates until 2012.  This continued recovery in growth is important for supporting real assets, but it’s not a strong recovery so we believe that interest rates are going to stay very low as we go through 2011. That means investors are still going to be searching for yield. Following the rally in bonds we expect investors to rotate out of credit and move into equities and commodities. Emerging markets are likely to continue to attract funds given their growth prospects.

As we stated in the Funds’ Semi-Annual Report, in this type of environment, we believe that the investor who maintains a diversified portfolio — both across asset classes and geographic borders — should be able to weather the bumpy periods better than those who have high concentrations in one or two sectors or regions. We encourage you to consult with your financial advisor to ascertain whether your current mix of investments is suitable for your long-term objectives.

Again, we thank you for including Schroders in your financial plan and we look forward to our continued relationship.

Sincerely,

Mark A. Hemenetz, CFA
President

The views expressed in the following report were those of each respective Fund’s portfolio management team as of the date specified, and may not reflect the views of the portfolio managers on the date this Annual Report is published or any time thereafter. These views are intended to assist shareholders of the Funds in understanding their investment in the Funds and do not constitute investment advice; investors should consult their own investment professionals as to their individual investment programs. Certain securities described in these reports may no longer be held by the Funds and therefore may no longer appear in the Schedules of Investments as of October 31, 2010.

Schroder International Alpha Fund

MANAGEMENT DISCUSSION AND ANALYSIS (As of December 9, 2010)

Performance

In the 12 months ended October 31, 2010, the Schroder International Alpha Fund (the “Fund”) gained 18.90% (Investor Shares) and 18.61% (Advisor Shares) compared to the Morgan Stanley Capital International EAFE Index (the “Index”), a broad-based basket of international stocks, which rose 8.36%.

Market Background

Following the extraordinary rebound in financial markets since the March 2009 lows, investors paused for breath over the first six months of the period as questions about the true strength of the world economy emerged.

Both corporate and macro news was generally supportive of a recovery in the first half of the year, with many companies beating earnings forecasts and all the major economies exiting recession.

In the early months of 2010, concerns about fiscal problems in Greece and some other Eurozone countries had a negative impact. Following a rebound in investor confidence later in the year (against a background of generally favorable economic data and the agreement of a support plan for Greece), risk aversion returned. In particular, uncertainties over fiscal difficulties in the Eurozone resurfaced, with rating agency Standard & Poor’s downgrading the sovereign credit ratings of Greece, Portugal and Spain.

Despite equities having a mid-summer rally on strong company earnings and the relative success of the European banks’ stress tests, August was a volatile month. Economic data from the US left equities down on renewed fears of its economy double-dipping. However, speculation that the Fed would begin a second round of quantitative easing increased throughout the last two months of the period under review. This, combined with US dollar weakness, meant equities ended the 12 months on a strong note.

Portfolio Review

The Fund outperformed the Index over the 12-month period.

From a total portfolio standpoint, the regions with the strongest positive contribution during the period were emerging mrkets, Japan and the United Kingdom. Continental Europe was a very small detractor overall. From a sector basis the portfolio benefitted most from our exposure to financials, energy and industrials while consumer staples detracted most.

In emerging markets, the strongest sectors in relative terms were financials and industrials. Indian financial Shriram Transport led returns. This well capitalized company has shown impressive year on year growth while its new initiatives — facilitating commercial vehicle purchases and refurbishing vehicles to sell for a profit — are looking promising. In industrials, Tata Motors and Dongfang Electric were particularly strong. The Indian truck maker Tata Motors is benefiting from a rebound in domestic consumption amid India’s buoyant economic growth. It has a dominant position in the country’s truck market and will profit from a healthy global demand for Jaguar and Land Rover vehicles.

In Japan, the Fund largely benefited from good stock selection; its underweight position in the region was also beneficial. Financials and consumer discretionary added the most value compared to the benchmark and the top stocks in the region were Mitsubishi and Unicharm. Paper nappies are one of the latter company’s products with growth supported by increasingly widespread use. It is expanding its sales routes to not only China but also other emerging markets, and we believe ongoing profit growth warrants a premium valuation for its shares.

In continental Europe, while financials, materials and utilities have all performed very well over the period, this was offset by the consumer discretionary and staples sectors, which detracted. In consumer discretionary, relative returns were hurt by the Fund’s significantly underweight exposure and Unilever held back performance in consumer staples. However, long-term prospects remain good for Unilever, with management taking a more pro-active stance and investing in greater spending on advertising and promotion.

On a sector basis, financials and energy were the strongest sectors relative to the benchmark and consumer staples detracted. Stock selection was strong in financials, led by Shriram Transport and Itau Unibanco. The Sao Paulo-based lender was created in November 2008 when Itau took over smaller rival Unibanco at the height of the global financial crisis. This Brazilian bank is growing market share in areas such as pension retirement plans, auto loans and credit card lending and it has a strong capital base, diversified earnings stream and strong management. Stock selection was also positive in energy. Cairn Energy and AMEC contributed the most in this sector. AMEC continues to be an attractive holding with strong long-term growth in its core markets.

Outlook

The Fed showed it is focused on supporting consumer sentiment and the economy with a new round of quantitative easing, including a buy program of $600bn in longer-term Treasury securities by the middle of next year. Japan also took steps to increase quantitative easing, although to a lesser extent than the US. Interest rates in Japan are now close to zero and the scope for further fiscal measures seems limited. In the medium term, an increase in available cash to purchase equities should have a positive impact on stocks. Meanwhile, better-than-expected growth figures in the UK have reduced the likelihood of central bank intervention.   We remain aware that, although ample liquidity is supportive of equity markets overall, the potential impact of the new US quantitative easing program on emerging markets and Asian ex Japan economies might be inflationary and create short-term volatility as those countries adjust interest rates. We continue to find opportunities there as growth continues to be supportive of earnings growth and valuations appear attractive.

There are several factors supporting international equities over the next 12 to 18 months. First, company shares appear attractively priced. For global equities, we are expecting earnings growth of over 16% over the next 12 months and a valuation, as measured by the PE 12 months forward, of only 13x.

Second, the combination of low interest rates and high liquidity levels means that the case for investors to increase their exposure to equities is compelling. In fact, when considering various asset classes, investors are currently underweight in equities overall, while they have a high exposure to bonds compared to historical norms. We therefore believe that there is room for increased asset allocation into equities.

Third, companies are generally in good shape. Survivors of the crisis are leaner thanks to cost-cutting measures. Many have shed risk-prone management teams, leading to a renewed, cautious management style. Overall with profits to GDP at high levels and investment to GDP at low levels, the corporate world is ready to embrace a new wave of growth. This growth will be financed differently than in the past given the reluctance of developed market banks to lend in an evolving regulatory framework;  companies with strong cash flows will be advantaged.

We remain cautious about the outlook for the Eurozone. Business sentiment in Europe’s powerhouse Germany remains upbeat as its recovery is supported by strong export growth, benefitting from emerging market demand. Sources of risk in 2011 include the possible unraveling of the structural issues in ‘peripheral’ Europe and how it deals with the past excesses of the EU integration process. As we speak, Ireland is going through a painful adjustment and more countries might follow during 2011.

China announced its new five-year plan and it was in line with our expectations. The plan focused on domestic consumption (and wage growth), increasing the added value of production, further developing the inland provinces, energy savings and climate change and supporting public housing programs. It also released its figures showing a modest slowdown in the GDP growth rate YoY from Q3 2009. However, its underlying growth rate is still strong relative to the global economy and we still expect China to be an engine of world growth in 2011.

We continue to find attractively priced growth companies in quality names with strong competitive advantage. As the world adjusts to the new environment where global economic growth is driven by the large emerging markets such as China, India and Brazil, while developed market consumers deleverage and the western financial system settles to function under new rules, competitive companies with strong balance sheets will find attractive growth opportunities.

Comparison of Change in the Value of a $10,000 Investment in the Schroder International Alpha Fund

Investor and Advisor Shares vs. the Morgan Stanley Capital International (MSCI) EAFE Index

The MSCI EAFE Index is a market weighted index composed of companies representative of the market structure of certain developed market countries in Europe, Australia, Asia and the Far East, and reflects dividends reinvested net of non-recoverable withholding tax.

PERFORMANCE INFORMATION

	One Year Ended October 31, 2010	Five Years Ended October 31, 2010 (b)		Ten Years Ended October 31, 2010 (b)
Schroder International Alpha Fund (a) —
Investor Shares	18.90%	6.32%		3.43%
Advisor Shares	18.61%	6.05	%(c)	3.17	%(c)

(a) Effective April 1, 2006, the advisory fee of the Fund increased to 0.975% per annum. If the Fund had paid such higher fees during prior periods, the returns of the Fund would have been lower.

(b) Average annual total return.

(c) The Advisor Shares commenced operations on May 15, 2006. The performance information provided in the above table for periods prior to May 15, 2006 reflects the performance of the Investor Shares of the Fund, adjusted to reflect the distribution fees paid by Advisor Shares.

“Total Return” shown above is calculated including reinvestment of all dividends and distributions. Results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Returns for certain periods reflect fee waivers and/or reimbursements in effect for that period; absent fee waivers and reimbursements, performance would have been lower. Results represent past performance and do not indicate future results. The value of an investment in the Fund and the return on investment both will fluctuate and redemption proceeds may be higher or lower than an investor’s original cost.

Top 5 Holdings

Security	% of Investments
Novartis	3.2%
BG Group	2.8
Honda Motor	2.7
Rio Tinto	2.6
Vodafone Group	2.6

Geographic Allocation

Schroder International Multi-Cap Value Fund

MANAGEMENT DISCUSSION AND ANALYSIS (As of December 9, 2010)

Performance

In the 12 months ended October 31, 2010, the Schroder International Multi-Cap Value Fund (the “Fund”) gained 16.96% (Investor Shares) and 16.64% (Advisor Shares) compared to the Morgan Stanley Capital International EAFE Index (the “Index”), a broad-based basket of international stocks, which rose 8.36% during this same period.

Market Background

Global equities continued to make progress in the final months of 2009, albeit at a slower pace than earlier in the year. Notably, we began to see signs of market gains broadening beyond a narrow band of cyclical stocks, which staged the strongest recovery through the earlier risk trading, to also include traditionally defensive areas of the market.

After pausing for breath in late January - when sentiment was adversely affected by concerns over the tightening of monetary policy in China and sovereign default risk in Europe - global equity markets resumed their upward climb. Economic data has been broadly supportive since the start of this year, helping to fuel a revival in many of the risk trades that characterized the earlier stages of the market recovery in 2009.

After peaking in mid-April, global equity markets retreated throughout the second quarter of 2010 as investor sentiment deteriorated and volatility returned. Concerns about the credit worthiness of the peripheral European countries (most notably Greece) and a run of weaker macro economic data in both the US and China dented confidence.

Unsurprisingly, the defensive parts of the market declined by less, particularly telecoms and consumer staples — with food retailers being one of the better performing industries — while resources and financials bore the brunt of the selling. Sentiment towards the energy sector in particular was adversely affected by BP’s leaking oil well in the Gulf of Mexico, while financials were weighed down by continued uncertainty about the increasing prospect of a global banking-levy and new regulatory pressures. Regionally, emerging markets, especially Asia, outperformed. Against this more volatile backdrop, the primary beneficiaries were sovereign bonds, particularly US treasuries, safe haven currencies such as the Japanese yen and US dollar, as well as gold.

As we closed the reporting period, equity markets rose strongly. September was a particularly strong month as fears of a double-dip recession, which had been depressing market sentiment during August, receded.  The main catalyst to the recovery in investor confidence was the announcement from the US Federal Reserve that it was willing to bolster growth by embarking on a second round of quantitative easing.

Regionally, the Pacific ex Japan was the second best performing equity region behind emerging markets, while Japan was by far the worst, as political uncertainty and the strength of the yen weighed on sentiment.

Portfolio Review

The Fund is managed using a bottom-up, unconstrained approach. It aims to capture as many different value themes as possible, and seeks to benefit from these over the longer term as markets recognize this value.

Despite large swings in sentiment, risk appetite drove equity market gains over the period as a whole. Cyclical sectors such as materials, industrials and consumer discretionary outperformed, with the more defensive utilities and healthcare sectors lagging the wider market.  Interestingly, financials continued to lag the Index despite a decline in risk aversion in the third quarter, although there was reasonable variation within the sector with higher quality companies tending to perform better. Emerging Markets and Pacific ex Japan equities were stand-out performers on a regional basis.

The Fund has performed extremely well over the past year, outperforming the Index by a substantial margin.  Positive stock selection was broadly diversified across all sectors and regions, and accounted for much of the excess performance.  In particular, our allocation to Canada and emerging Asia added value.  At a sector level, leading positive contributions came from both cyclical and defensive securities held by the Fund.  Financials stocks led the relative gains, and the Fund’s energy and industrials stocks also outperformed. The Fund’s defensive positioning also came to the fore, with consumer staples and utilities holdings contributing to performance.

A good portion of the value opportunity that emerged during 2008 and early 2009, when investors became very pessimistic, may now have played out. However, we have started to see a value opportunity among defensives that appear undervalued, which is reflected in the more defensive composition of the Fund — with significantly higher allocation to telecoms, healthcare and consumer staples; as compared to the Fund’s more cyclical composition at the very beginning of the period.

More generally, the transition from cyclical to defensives and the corresponding reduction in the market sensitivity of the Fund in the recent past highlights the necessity for a dynamic approach to capturing the best value opportunities, particularly during volatile market environments.

Outlook

Despite the Fund’s strong returns over the past year, we continue to identify what we believe to be many attractively-valued companies globally on both a relative and an absolute basis.  While the huge breadth of our 10,000-stock universe is a key factor, it also reflects the much changed nature of the value opportunity over this period. At the start of the market recovery in March 2009, the most attractive prospects were predominantly within the cyclical parts of the market that had lagged behind in the economic downturn.  The strong returns to cyclical companies since then has provided an opportunity within the higher quality and more defensive parts of the market, which means that the Fund today is somewhat more defensive than is usually the case:

•                  The Fund has an overweight position in telecoms, where we are attracted to high dividend yields, while consumer discretionary is one of the largest underweight positions.

•                  Within resources, we have increased the Fund’s exposure to materials, partly funded by reducing holdings in utilities.

•                  Although the strategy is underweight cyclical sectors on aggregate, the Fund has selectively built some positions here.

•                  As for financials, we have retained our preference for insurers over banks.

•                  Regionally, allocations remain broadly unchanged in that the Fund has underweighted continental Europe and the UK, while having a slightly higher allocation in most other regions.

Given its current positioning, the Fund appears relatively well-placed to withstand deterioration in market sentiment although the fact that it has also kept pace over the past quarter when markets were very strong is also encouraging.  As of this Report, the Fund has diversified exposure across both stocks and value “themes”; and a high dividend yield.  Given the low level of sovereign bond yields around the world at the moment (itself a manifestation of central bank action), we believe that sustainable dividend income may increasingly become a highly prized feature by investors.

Comparison of Change in the Value of a $10,000 Investment in the Schroder International Multi-Cap Value Fund Investor and Advisor Shares vs. the Morgan Stanley Capital International (MSCI) EAFE Index

The MSCI EAFE Index is a market weighted index composed of companies representative of the market structure of certain developed market countries in Europe, Australia, Asia and the Far East, and reflects dividends reinvested net of non-recoverable withholding tax.

PERFORMANCE INFORMATION

		Annualized
	One Year Ended	Since
	October 31, 2010	Inception (a)
Schroder International Multi-Cap Value Fund —
Investor Shares	16.96%	4.24%
Advisor Shares	16.64%	4.01%

(a) From commencement of Fund operations on August 30, 2006.

“Total Return” shown above is calculated including reinvestment of all dividends and distributions. Results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Returns for certain periods reflect fee waivers and/or reimbursements in effect for that period; absent fee waivers and reimbursements, performance would have been lower. Results represent past performance and do not indicate future results. The value of an investment in the Fund and the return on investment both will fluctuate and redemption proceeds may be higher or lower than an investor’s original cost.

Top 5 Holdings

Security*	% of Investments
Recordati	0.5%
Credit Agricole	0.5
SembCorp Industries	0.5
Kumba Iron Ore	0.5
WM Morrison Supermarkets	0.4

* Excludes any Short-Term Investments.

Geographic Allocation

Schroder Emerging Market Equity Fund

MANAGEMENT DISCUSSION AND ANALYSIS (As of December 14, 2010)

Performance

In the 12 months ending October 31, 2010, the Schroder Emerging Market Equity Fund (the “Fund”) rose 18.97% (Investor Shares) and 18.60% (Advisor Shares), compared to the Morgan Stanley Capital International Emerging Markets Index (the “Index”), a broad-based basket of international stocks, which rose 23.56% during the same period.

Market Background

Global equities produced a gain in USD terms over the year. In the last months of 2009, global equities benefited from improved risk appetite and confirmation that the ‘worst-case’ economic scenario of a depression had been avoided. However, developed equity markets fell in the first quarter of 2010 as investors moved their focus from the economic recovery in the US to the worsening fiscal crisis in the peripheral European Union (EU) economies. A joint EU/International Monetary Fund package was subsequently negotiated to support the peripheral nations but markets continued to view fiscal deficits in a number of EU states as being unsustainable. Meanwhile slowing growth in the US in the second quarter of 2010 raised fears of a ‘double dip’ recession. Toward the end of the period, risk appetite increased and equities rallied on hopes that further policy stimulus would be implemented in the US. In early November, the US Federal Reserve confirmed it would re-start quantitative easing, purchasing a further $600 billion of US Treasury bonds by the end of June 2011. In contrast to the developed world, emerging markets continued to exhibit strong rates of GDP growth without the consumer de-leveraging and government retrenchment that was evident elsewhere. As a result, the Index strongly outperformed the MSCI World Index over the 12-month period.

At the country level, the vast majority of emerging markets produced positive returns over the 12-month period. In Asia, Thailand was the best performing emerging market, delivering over 60% return in USD terms. Despite ongoing political uncertainty, the Thai economy produced good rates of growth with year-on-year GDP for the second quarter of 2010 reported at 9.1%. Indonesia outperformed, as the economy benefited from strong foreign direct investment flows. The Philippines also outperformed, driven by high levels of liquidity and strong economic growth, which in turn helped to lift consumer confidence to an all-time high. Malaysia produced a strong return, with the market benefiting from a recovery in growth as well as the rally in the oil price. India continued to exhibit strong domestic economic growth during the year, and this helped its equity market to outperform broader emerging markets. South Korea outperformed as the global economic outlook started to improve toward the end of the period while the central bank started to normalize interest rates. China was the weakest Asian market over the period due to the tightening of policy in response to heightened inflation.  This followed the implementation of a large stimulus program during the crisis, raising concerns over a ‘hard landing’. Taiwan rose over the year but underperformed broader emerging markets, as doubts over the outlook for its key export markets continued to weigh on returns.

In Latin America, Colombia strongly outperformed over the year, benefiting from a stronger-than-expected economic recovery amid a low interest rate environment. Chile delivered strong gains as the resurgence in commodities — most notably copper — buoyed the market. Peru outperformed, driven by a better-than-expected domestic economic recovery and the rebound in mineral prices. Mexico also produced a strong double-digit return on hopes that a second round of quantitative easing would improve economic conditions in the US, its key trading partner. Brazil underperformed early in the period on rising interest rates due to heightened inflationary pressure. The market was also negatively impacted by a poorly managed share offering by Index heavyweight Petrobras. Brazilian authorities also increased the existing IOF tax on foreign investments into local fixed-interest securities, raising fears that such measures could be extended to other asset classes.

In the EMEA markets, Turkey was by far the strongest performer. The Turkish equity market benefited from a benign global liquidity environment and strong economic growth. South Africa also outperformed, helped by strength in the gold price. Russia underperformed as the severe drought and wildfires over the summer of 2010 resulted in renewed inflation pressures and fears that the government could be forced to introduce price controls on food. Meanwhile, the Czech Republic and Hungary, both highly open economies, suffered from concerns of a ‘double dip’ in global growth and were also negatively affected by sovereign risk contagion fears. Poland also underperformed but still registered a double-digit positive return over the year, benefitting from its status as a relatively closed economy.

Portfolio Review

Over the 12-month period ended October 31, 2010, the Fund underperformed the Index. Country selection and stock selection detracted from returns over the year, with stock selection providing the largest drag on returns relative to the Index. In terms of country selection, the Fund benefited from being overweight Thailand and Turkey, as both of these markets strongly outperformed over the period. However, these positives were outweighed by the Fund’s overweight to China earlier in the period, which underperformed, and underweight positions in Chile, Mexico and Colombia, which outperformed over the year. Unfavourable stock selection in South Korea (overweight Megastudy, GS Engineering & Construction, Hana Financial and Hyundai Engineering and Construction) provided the largest drag on returns over the year, more than offsetting positive stock selection in India (overweight HDFC Bank, Infosys Technologies, Larsen & Toubro) and Turkey (overweight Turkiye Halk Bankasi, Turkiye Garanti Bankasi and Efes Beverage Group later in the period). Our choice of stocks in Taiwan (zero weight HTC, overweight Cathay Financial Holding), South Africa (overweight Impala Platinum Holdings and Aveng) and Indonesia (zero weight PT Astra) also detracted from returns.

12-month returns for the Fund’s fiscal year have been dominated by weak 2010 performance.  Year to date we have witnessed an exceptional market environment characterized by significant stock rotation within a directionless, range-bound market that has resulted in investors pursuing an extreme theme driven and/or trading approach. Weak performance over the year has been entirely attributable to stock selection with price reversal driving stocks rather than fundamentals such as attractive growth and valuation. In fact, those stocks that appear ‘expensive’ on a 12 month forward P/E basis and those stocks with the lowest expected growth generally performed the best year to date.  Furthermore, one of the reasons for value and growth failing to be market drivers is that many global emerging market investors have been investing in the theme of domestic consumption and consumer plays in emerging markets, regardless of valuation or growth fundamentals. Whilst we agree with the thesis that emerging consumers will be a key driver for economic growth going forward, we are not prepared to pay what we believe to be an unreasonable price for stocks assumed to be involved in this theme. We believe a continued increase in clarity regarding the global economic outlook will see a reduction in the extraordinary stock rotation and narrow market focus.  We believe this will cause investors’ attention to return to those stocks displaying the strongest fundamentals, a trend the Fund is well placed to exploit. Currently the portfolio has a lower PE than the market but a higher ROE and earnings growth. The five largest stocks in the portfolio as at end October were Samsung Electronics (Korean technology), Vale (Brazilian materials), Itau Unibanco Holding (Brazilian financials), Petroleo Brasileiro (Brazilian energy) and Gazprom (Russian energy).

Outlook

The situation faced by emerging markets is very different to that of the developed world owing to their strong fundamentals and healthier public, private and corporate finances. Inflationary pressures have increased in some emerging markets, leading to policy normalisation and tightening measures in some cases. Whilst policy makers will certainly be keen to avoid the build up of asset ‘bubbles’, they will not allow tightening policy to destabilise a sustainable recovery in the economy. The risk of elevated inflationary pressure and a ‘bubble’ developing in the emerging world has heightened on further quantitative easing being implemented in the US and the prospect of further policy stimulus amongst other economies. Policy stimulus will likely continue to lead to emerging markets receiving a disproportionate amount of capital flows in search of higher yielding opportunities. Whilst supportive for stock market returns, the prospect of strong, including speculative, capital inflows, with investors can have a destabilizing effect on domestic assets and currencies. Furthermore, in reaction to such strong flows, some emerging economies, including Brazil and Thailand, have already imposed capital controls to deter excessive foreign money. Whilst government intervention can provoke short-term market volatility, the longer-term impact of such measures tends to be somewhat limited.

The Fund remains fully invested reflecting our positive view of the short- to medium-term outlook. Even with recent strong market performance, valuations remain attractive with the global emerging markets P/E around 11, which is in line with its long-term average, and earnings growth expected by us to be approximately 20% over the next 12 months. If, as expected, US growth only moderates but avoids a double-dip and concerns over sovereign risk contagion abate, investors are likely to focus on the stronger fundamentals and growth potential of the emerging world.

Comparison of Change in the Value of a $10,000 Investment in the Schroder Emerging Market Equity Fund

Investor and Advisor Shares vs. the Morgan Stanley Capital International (MSCI) Emerging Markets Index

The MSCI Emerging Markets Index is an unmanaged market capitalization index of companies representative of the market structure of emerging countries in Europe, the Middle East, Africa, Latin America and Asia. The Index reflects actual buyable opportunities for the non-domestic investor by taking into account local market restrictions on share ownership by foreigners.

PERFORMANCE INFORMATION

	One Year Ended October 31, 2010	Annualized Since Inception (a)
Schroder Emerging Market Equity Fund —
Investor Shares	18.97%	10.15%
Advisor Shares	18.60%	9.94%

(a) From commencement of Fund operations on March 31, 2006.

“Total Return” shown above is calculated including reinvestment of all dividends and distributions. Results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Returns for certain periods reflect fee waivers and/or reimbursements in effect for that period; absent fee waivers and reimbursements, performance would have been lower. Results represent past performance and do not indicate future results. The value of an investment in the Fund and the return on investment both will fluctuate and redemption proceeds may be higher or lower than an investor’s original cost.

Top 5 Holdings

Security	% of Investments
Samsung Electronics	3.2%
Vale	3.0
Itau Unibanco Holding ADR	2.7
Petroleo Brasileiro	2.7
Gazprom ADR	2.6

Geographic Allocation

Schroder U.S. Opportunities Fund

MANAGEMENT DISCUSSION AND ANALYSIS (As of December 12, 2010)

Performance

In the 12 months ended October 31, 2010, the Schroder U.S. Opportunities Fund (the “Fund”) rose 20.88% (Investor Shares) and 20.66% (Advisor Shares) compared to the Russell 2000 Index (the “Index”), a broad-based basket of stocks with characteristics similar to the Fund’s portfolio, which rose 26.58%.

Market Background

The fiscal year began as the small cap market was in a powerful rally that began on March 9, 2009 when the market hit bottom (post-Lehman Brothers).  In November the Index rose by over 3% and in December it was up over 8%, giving a strong finish to the year.

The mood changed quickly in January as the Index dropped 3.7%, but negative thoughts dissapated in early February and the market began a run that lasted until late April.  When the Index of Leading Economic Indicators began to decline on a year over year basis in late April, the rally came to a screeching halt and the Fund’s Index dropped by more than 7% in both May and June.  We had a brief 6.8% rally in July but in August the market was again off, this time by over 7.4%.  The fiscal year ended strongly in the last two months, particularly September (+12.5%) followed by a calmer but still solid October (+4.1%).

Throughout the year there have been crosscurrents at work, as economic data at times suggested strength and at other times weakness.  Closely watched indicators such as the unemployment rate and new jobs created, at times seemed to support the argument of pessimists, and at other times the position of the optimists.  The feared double dip did not occur, but as we drew to the end of the Fund’s fiscal year there remains considerable uncertainty in the housing market.

Official economic releases this year have created a mixed picture at best. The unemployment rate and housing market are still below average levels, and valuations are not as attractive on a year-over-year basis. In general, sectors such as autos, consumer staples (surprisingly), large cap banks and home builders, which lagged in 2009, have been leading the way this year. Smaller companies, high beta and price momentum stocks are also ahead in the market.

The end of the reporting period saw the Index end on a high note, rising 26.58% for the year ended October 31, 2010.  This strong return obscures the performance pattern of the past 12 months. We have been in a “risk on/risk off” environment, where the market has fluctuated between very strong or negative monthly returns.  There has been no moderation in this market. The market has seen four months of negative returns and eight months of strong positive returns, ranging between +3.19% and +12.49%.  This return pattern has been in place essentially since the fall of Lehman Brothers in September 2008, with investors alternating between despair and euphoria.

Portfolio Review

The Fund underperformed the Index during the 12 months ending October 31, 2010 due to weak stock selection and our average cash position. On the stock selection front we have subtracted the most value in the energy and financial services sectors.

The Fund has become more underweight in the energy sector over the period. Although pricing in the oil and natural gas industries have become attractive, we believe that the oil spill in the Gulf of Mexico may have continuing negative repercussions to the industry. Stock selection has also suffered as a consequence: for example, the Fund’s position in Goodrich Petroleum detracted from performance.

At the sector level, an underweight position in financial services added to returns but was overwhelmed by weak stock selection in the sector.  We have had a bias towards higher quality banks and financials and this has been a disadvantage this quarter.  Finally, the Fund’s average cash position detracted in what was otherwise a very strong quarter.

On the positive side, stock selection in the consumer staples and technology sectors contributed to relative returns. Within consumer staples, the Fund benefited from owning NBTY, which was acquired by the Carlyle Group in a $4 billion transaction. The stock has since been removed from the Index.

In the technology sector, the Fund’s holdings in Atmel benefited as the company gained market share from its touch screen solutions business (i.e., Samsung recently selected Atmel to power its Galaxy Tab product). Informatica, Netscout Systems and Digital River from the technology sector added value.

Outlook

The US economy still hangs over a difficult environment. We see particular headwinds from weak consumer market, government budgets, weak dollar and uncertainty over 2011 earnings. On the consumer front, we are worried about high unemployment rates, sluggish new job creations and a seemingly moribund housing market. As the consumer market makes up approximately 71% of US GDP, our expectations for overall economic growth are modest.

One additional factor we are watching is state budgets.  As states finalize their budgets, we anticipate a further drag on employment in the public sector. As states are not allowed to run on deficits, they will probably look to increase taxes, which may have a negative impact on consumers. Lastly, valuations for small caps (i.e., absolute forecast P/E) have come down below their long-term average. However, compared to large caps, small caps look less attractive and earnings estimates from some sell-side analysts appear to be still too high.

As a final note we have commented on a number of gloomy factors above.  However, we do see the US entering a third year of recovery and we expect that recovery to continue.  We do not expect high levels of equity returns this year, but we are anticipating a positive market.  This would follow the normal pattern of equity returns in a recovery.

Comparison of Change in the Value of a $10,000 Investment in the Schroder U.S. Opportunities Fund

Investor and Advisor Shares vs. the Russell 2000 Index

The Russell 2000 Index is a market capitalization weighted broad based index of 2,000 small capitalization U.S. companies.

PERFORMANCE INFORMATION

	One Year Ended October 31, 2010	Five Years Ended October 31, 2010 (c)		Ten Years Ended October 31, 2010 (c)
Schroder U.S. Opportunities Fund (a) (b) —
Investor Shares	20.88%	6.94%		8.76%
Advisor Shares	20.66%	6.69	%(d)	8.50	%(d)

(a) The portfolio manager primarily responsible for making investment decisions for the Fund assumed this responsibility effective January 2, 2003. The performance results for periods prior to January 2, 2003 were achieved by the Fund under a different portfolio manager.

(b) Effective May 1, 2006, the combined advisory and administrative fees of the Fund increased to 1.00% per annum. If the Fund had paid such higher fees during prior periods, the returns of the Fund would have been lower.

(c) Average annual total return.

(d) The Advisor Shares commenced operations on May 15, 2006. The performance information provided in the above table for periods prior to May 15, 2006 reflects the performance of the Investor Shares of the Fund, adjusted to reflect the distribution fees paid by Advisor Shares.

“Total Return” is calculated including reinvestment of all dividends and distributions. Results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Returns for certain periods reflect fee waivers and/or reimbursements in effect for that period; absent fee waivers and reimbursements, performance would have been lower. Results represent past performance and do not indicate future results. The value of an investment in the Fund and the return on investment both will fluctuate and redemption proceeds may be higher or lower than an investor’s original cost.

Top 5 Holdings

Security*	% of Investments
SM Energy	1.7%
Waste Connections	1.5
iShares Russell 2000 Index Fund	1.5
Arbitron	1.3
Atmel	1.3

* Excludes any Short-Term Investments.

Sector Allocation

Sector	% of Investments
Technology	16.9%
Consumer Discretionary	15.6
Health Care	12.7
Financial Services	11.6
Producer Durables	9.4
Materials & Processing	7.4
Other Energy	5.2
Utilities	4.1
Consumer Staples	2.4
Auto & Transportation	1.8
Short-Term Investment	12.9

Schroder U.S. Small and Mid Cap Opportunities Fund

MANAGEMENT DISCUSSION AND ANALYSIS (As of December 9, 2010)

Performance

In the 12 months ended October 31, 2010, the Schroder U.S. Small and Mid Cap Opportunities Fund (the “Fund”) rose 19.85% (Investor Shares) and 19.59% (Advisor Shares) compared to the Russell 2500 Index (the “Index”), a broad-based basket of stocks with characteristics similar to the Fund’s portfolio, which rose 27.76%.

Market Background

The fiscal year began with the market in high gear, having begun a powerful rally off of the market bottom in March 2009.  The Index rose by 4% in November 2009 and finished the year with a flourish in December, rising by 7.2%.  The new year began on a sour note with equities delivering negative returns in January 2010 as investors fretted about sovereign debt in Europe and weaker economic numbers from China.  But the mood changed in February and the market rose strongly through late April when US leading economic indicators began to lose steam.  Two months of sharply negative returns ensued, followed by a tug of war between the bulls and bears through July and August.  September set the tone for the balance of the year as many indices delivered record or near record returns that month.  The Index, for example, had its best September on record with a 12.2% return.  The positive advance continued into October, although at a less frenetic pace.

Throughout the year there have been crosscurrents at work, as economic data at times suggested strength and at other times weakness.  Closely watched indicators, such as the unemployment rate and new jobs created at times seemed to support the argument of pessimists, and at other times the position of the optimists.  The feared double dip did not occur, but as we drew to the end of the fiscal year there remains considerably uncertainty in the housing market.

Official economic releases this year have created a mixed picture at best. The unemployment rate and housing market are still below average levels, and valuations are not as attractive on a year-over-year basis. In general, sectors such as autos, consumer staples (surprisingly), large cap banks and home builders, which lagged in 2009, have been leading the way this year. Smaller companies, high beta and price momentum stocks are also ahead in the market.

The end of the reporting period saw the Index end on a high note, up over 27%. This strong return obscures the performance pattern of the past 12 months.  We have been in a “risk on/risk off” environment, where the market has fluctuated between very strong or negative monthly returns.  There has been no moderation in this market.  This return pattern has been in place essentially since the fall of Lehman Brothers in September 2008, with investors alternating between despair and euphoria.

Portfolio Review

As symptomatic of the performance pattern of its strategy, the Fund lagged the benchmark on a net-of-fees basis during the period.  We have lagged in the strongly positive months and outperformed in the negative months.  The Fund’s performance lag has been a combination of not making up enough excess return in negative months, higher cash positions, and weak stock selection, particularly in our “steady eddie” category of stocks.

From a sector point of view, our weakest stock selection was in financials. Our focus on higher quality banks (such as Peoples Bank of Connecticut, Bank of Hawaii and West America Bancorp) detracted from returns.  Lower quality banks rallied in part because of efforts by the Obama Administration to minimize bank failures. In producer durables we also had weak stock selection.  One example is Republic Services, a waste management company (essentially a trash collection firm).  The stock had a decent year, rising by 18%, but the overall sector was up by 30% so this detracted value.  This was a case of a “steady eddie” stock doing what we expected fundamentally but the market was more focused on higher growth companies.

On the positive side, stock selection in the materials & processing, energy and consumer staples sectors contributed to relative returns. In materials & processing, Molycorp (no longer a Fund holding), a rare earths producer performed well for the Fund. The Fund purchased the stock as an IPO in July and the upside has been rewarding as pricing of rare earth elements has risen sharply on concerns over Chinese export controls.  Rare earths are used in high-growth-end-market products such as hybrid vehicles, wind turbines and hi-tech consumer electronics.

In the energy sector, the Fund benefitted by not owning stocks from either the offshore drilling or energy equipment industries, which have been negatively impacted by the Gulf of Mexico oil spill. The Fund instead held stocks such as Cimarex Energy, Concho Resources and SM Energy, which have outperformed over the reporting period. Finally, within consumer staples, the Fund benefited from owning NBTY, which was acquired by the Carlyle Group in a $4 billion transaction. The stock has since been removed from the Index.

At the sector level, an underweight position in financial services added to relative performance but was offset by the Fund’s average cash position in what otherwise was a very strong one-year period.

Outlook

The US economy still hangs over a difficult environment. We see particular headwinds from a weak consumer market, government budgets, a weak dollar and uncertainty over 2011 earnings. On the consumer front, we are worried about high unemployment rates, sluggish new job creations and a seemingly moribund housing market. Because the consumer market makes up approximately 71% of US GDP, our expectations for overall economic growth are modest.

One additional factor we are watching is state budgets.   As states finalize their budgets, we anticipate a further drag on employment in the public sector. As states are not allowed to run on deficits, they will probably look to reduce expenses, likely at the expense of jobs, and increase taxes, which may have a negative impact on consumers. Lastly, valuations for SMID caps (i.e., absolute forecast P/E) have come down below their long-term average. However, compared to large caps, SMID caps look less attractive and earnings estimates from some sell-side analysts appear to be still too high.

As a final note we have commented on a number of gloomy factors above.  However, we do see the US entering a third year of recovery and we expect that recovery to continue.  We do not expect high levels of equity returns this year, but we are anticipating a positive market.  This would follow the normal pattern of equity returns in a recovery.

Comparison of Change in the Value of a $10,000 Investment in the Schroder U.S. Small and Mid Cap Opportunities Fund

Investor and Advisor Shares vs. the Russell 2500 Index

The Russell 2500 Index is a market capitalization weighted broad based index measuring the performance of the 2500 smallest companies in the Russell 3000 Index, which represents approximately 20% of the total market capitalization of the Russell 3000 Index.

PERFORMANCE INFORMATION

	One Year Ended October 31, 2010	Annualized Since Inception (a)
Schroder U.S. Small and Mid Cap Opportunities Fund —
Investor Shares	19.85%	4.06%
Advisor Shares	19.59%	3.81%

(a) From commencement of Fund operations on March 31, 2006.

“Total Return” shown above is calculated including reinvestment of all dividends and distributions. Results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Returns for certain periods reflect fee waivers and/or reimbursements in effect for that period; absent fee waivers and reimbursements, performance would have been lower. Results represent past performance and do not indicate future results. The value of an investment in the Fund and the return on investment both will fluctuate and redemption proceeds may be higher or lower than an investor’s original cost.

Top 5 Holdings

Security*	% of Investments
iShares Russell Midcap Index Fund	2.6%
Crown Holdings	2.4
Amdocs	2.3
Pactiv	1.9
Republic Services	1.9

* Excludes any Short-Term Investments.

Sector Allocation

Sector	% of Investments
Health Care	14.2%
Consumer Discretionary	14.0
Financial Services	13.8
Technology	12.4
Materials & Processing	10.5
Producer Durables	7.0
Utilities	5.0
Other Energy	2.2
Telecommunication Services	1.3
Auto & Transportation	1.1
Consumer Staples	1.0
Short-Term Investment	17.5

Schroder North American Equity Fund

MANAGEMENT DISCUSSION AND ANALYSIS (As of December 9, 2010)

Performance

In the 12 months ended October 31, 2010, the Schroder North American Equity Fund (the “Fund”) rose 15.68% (Investor Shares) and 15.27% (Advisor Shares).  For the same period, the S&P 500 Index (the “Index”) rose by 16.52%.

Market Background

The US equity market continued to rise in the final months of 2009, extending the strong rebound from the lows of early March 2009, fueled by highly accommodative fiscal and monetary policy.

After peaking in mid-April, North American markets retreated in the second quarter of 2010 as investor sentiment deteriorated and volatility returned. Concerns about the credit worthiness of the peripheral European countries (most notably Greece) and a run of weaker macro-economic data in both the US and China dented confidence.

Unsurprisingly, the defensive parts of the market declined by less during the middle of the reporting period, particularly telecoms and consumer staples — with food retailers being one of the better performing industries — while resources and financials bore the brunt of the selling.

During the period ended October 31, 2010, sentiment towards the energy sector in particular was adversely affected by BP’s leaking oil well in the Gulf of Mexico, while financials were weighed down by continued uncertainty about the increasing prospect of a global banking-levy and new regulatory pressures.  Against this more volatile backdrop, the primary beneficiaries were sovereign bonds, particularly US treasuries, as well as gold.

As we closed the reporting period, North American equities rose strongly. September was a particularly strong month as fears of a double-dip recession, which had been depressing market sentiment during August, receded.  This continued in October as the Dow Jones Industrials, S&P 500 and NASDAQ 100 all registered gains. US stock markets were boosted by improving risk appetite and continued signs that corporate America is in good health.  The main catalyst to the recovery in investor confidence was the announcement from the US Federal Reserve that it was willing to bolster growth by embarking on a second round of quantitative easing.

Economic data remained mixed, with unemployment rates remaining stuck at 9.6%. By contrast, data at the end of the reporting period showed that the economy grew at an annualized rate of 2%, between July and September, in line with Wall Street’s expectations — helping to ease fears of a ‘double-dip’ recession. The dollar lost value against most major currencies toward the latter part of the period, reflecting the US’s large trade deficit and fears that any recommencement of quantitative easing by the US Federal Reserve could deal a further blow to the currency. International political tensions were also evident, with Treasury Secretary Tim Geithner suggesting that the G20 nations should cap their trade surpluses in order to promote a more balanced global economy.

Portfolio Review

The Fund proved quite robust to changes in market direction and volatility, however the fund underperformed over this particular 12-month period. As would be expected, for a risk-controlled approach, stock selection was the main source of performance, especially within the financials, resources and industrials sectors whilst underperformance came from cyclical sectors such as Consumer discretionary and technology.

Outlook

As a matter of course, the Fund is structured in an attempt to perform well across a broad range of market environments. Multiple investment strategies are spread across a large number of small stock positions with the goal of capturing broad themes and limiting stock-specific risk, while top down risks (such as those arising from sector positions) are carefully managed.

We are increasingly finding attractively-priced, high quality opportunities within healthcare and consumer staples. These are “balanced” by also being overweight higher beta technology companies, where we have a slight preference for technology and semiconductors.

While the Fund remains underweight lower quality consumer discretionary stocks, such as autos, we have taken advantage of recent market volatility to reduce this underweight position slightly.

Within resources we have a preference for energy companies over materials. Within financials, the Fund remains focused on high-quality insurers over real estate and banks.

Comparison of Change in the Value of a $10,000 Investment in the Schroder North American Equity Fund

Investor and Advisor Shares vs. the Standard & Poor’s (S&P) 500 Index

The S&P 500 Index is a market capitalization value weighted composite index of 500 large capitalization U.S. companies and reflects the reinvestment of dividends.

PERFORMANCE INFORMATION

	One Year Ended October 31, 2010	Five Years Ended October 31, 2010 (c)		Annualized Since Inception
Schroder North American Equity Fund —
Investor Shares	15.68%	2.18%		4.80	%(a)
Advisor Shares	15.27%	1.82	%(b)	4.45	%(b)

(a) The Investor Shares commenced operations on September 17, 2003.

(b) The Advisor Shares commenced operations on March 31, 2006. The performance information provided in the above table for periods prior to March 31, 2006 reflects the performance of the Investor Shares of the Fund, adjusted to reflect the distribution fees paid by Advisor Shares.

(c) Average annual total return.

“Total Return” shown above is calculated including reinvestment of all dividends and distributions. Results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The value of an investment in the Fund and the return on investment both will fluctuate and redemption proceeds may be higher or lower than an investor’s original cost.

Top 5 Holdings

Security*	% of Investments
Exxon Mobil	2.7%
Apple	2.4
Microsoft	1.9
International Business Machines	1.7
Johnson & Johnson	1.6

* Excludes any Short-Term Investments.

Sector Allocation

Sector	% of Investments
Information Technology	17.0%
Financials	14.9
Energy	11.5
Health Care	10.5
Consumer Staples	9.7
Industrials	9.5
Consumer Discretionary	9.2
Materials	4.2
Telecommunication Services	3.2
Utilities	2.5
Short-Term Investment	7.8

Schroder Total Return Fixed Income Fund

MANAGEMENT DISCUSSION AND ANALYSIS (As of December 9, 2010)

Performance

During the 12 months ended October 31, 2010, the Schroder Total Return Fixed Income Fund (the “Fund”) returned 9.09% (Investor Shares) and 8.82% (Advisor Shares), compared to the Barclays Capital U.S. Aggregate Bond Index (the “Index”), a broad-based basket of U.S. debt securities, which rose 8.01%.

Market Background

U.S. debt markets moved towards normalization during the first few months of the reporting period with growth running above trend. The Fed started to unwind its remaining emergency liquidity facilities and the market shifted its focus on the timing and methodology of the Fed’s exit strategy and rising rates.  However, escalating sovereign risk in Greece and to a lesser extent, Spain and Portugal, changed all that, erasing all talk of the removal of monetary stimulus and severely curtailing investor risk appetites.  Debates around financial regulatory reform in the US and the SEC’s lawsuit against Goldman Sachs further escalated uncertainty, driving interest rates lower.

By mid year, economic conditions weakened as investors became increasingly worried about the prospects of a double-dip recession and deflation. Negative impacts from the Gulf oil spill, implementation of budget cuts and tax hikes in Europe, and a slowing Chinese economy further reinforced the notion of slowing growth.  Job growth and payroll numbers turned weaker as companies continued to be concerned about the pace of the recovery. Housing data also struggled following the end of home buyer subsidies.  This below-trend growth, falling inflation expectations and a very low probability for additional fiscal stimulus prompted the Fed to discuss another program of asset purchases. This caused the bond and equity markets to rally substantially in the third quarter, partly on the expectation that this quantitative easing would be good for growth, and partly as investors sought to lock-in higher yields.

Treasury rates declined over the period with the ten-year Treasury yield declining from 3.20% on November 1, 2009 to 2.60% on October 31, 2010. The decline was somewhat erratic though as rates peaked at a high of 3.99% in April (pre-sovereign crisis) to its lowest point of 2.39% in the beginning of October. The Treasury yield curve flattened slightly over the period, with the spread between two and ten-year maturities narrowing 27 basis points, as short rates remained anchored by the Fed’s low rate policy.

All sectors of the US fixed income market performed well as investors sought higher yields than those offered by money markets. Treasuries returned 7.20% over the period.  Despite a challenging property market, commercial mortgage-backed securities (“CMBS”) were the best performing sector, returning 21.58% — more than three times the 5.99% return of the residential MBS sector. Investment grade corporate spreads declined 38 basis points over the period, generating 11.61% return led by the financial sector.  Lower-rated credits significantly outperformed higher-rated credits as bonds rated BBB returned 14.79%, while AAA-rated bonds produced a 6.80% total returns.

Portfolio Review

The Fund outperformed the Index. The largest contributor to returns was the Fund’s corporate bond overweight versus a similar underweight in Treasuries.  The overweight was reduced at end of April due to European sovereign distress and looming financial industry reform but remained intact at this lower level until July when it was increased again as conditions improved. Throughout the period, the Fund’s investment grade corporate security selection was biased toward BBB rated companies.

Similar to investment grade corporate strategy, the Fund’s high yield exposure was increased in late 2009 and early 2010 to reflect our view that these companies would benefit most from improving credit trends.  Exposure to high yield ranged between 7%-15% for most of the period, and was a positive contributor to return.

The Fund’s securitized allocation focused on selecting well-structured agency Collateralized Mortgage Obligations (CMOs) to complement the portfolio of agency pass-through securities. Throughout the period, we varied these exposures to manage the Fund’s sensitivity to prepayments and spread widening. The Fund also maintained a small overweight to CMBS, comprised of shorter-maturity bonds comprised of loans originated in 2000-2004 with strong underwriting characteristics as well as recently issued securities with superior structures and collateralization. The securitized allocations positively contributed to performance.

The Fund’s duration and yield curve positioning slightly added to returns. The Fund’s duration was slightly shorter than the benchmark until the first week of April, when ten-year Treasuries reached a yield of 4.0%. At this point, the Fund’s duration was increased, bringing duration to a slight long of +0.25 year relative to the benchmark. This contributed a small amount to returns and the position was closed out when the ten-year yield fell to 3.68%.  During the third quarter, yield curve positioning detracted slightly as our 10-year underweight vs. 30-year overweight strategy underperformed when intermediate maturities outpaced all others.  This underperformance was offset by gains from our long duration positioning after yields rose in September.

Outlook

The Federal Reserve is sending very clear signals that it will maintain a very accommodative monetary policy for the foreseeable future, and this will continue to force investors out of cash and similar low risk securities and into higher yielding investments. Quantitative easing, which would target longer-term interest rates, would be further impetus for investors to rotate out of Treasuries and into sectors with better total return prospects. However, the key to implementation will be adding yield without taking on too much exposure to issuers that could be under pressure if growth were to slow materially.

We believe that economic growth will gradually recover though the large debt balances restraining consumer and government spending will likewise hold back overall growth and keep interest rates relatively low.  Monetary policy is decidedly accommodative and, without a change in the debt reduction attitude in Washington, will remain accommodative to offset the fiscal stimulus. While the overall pressure for yields to stay low should persist, we recognize that yields are near generational lows and the risk of a negative surprise will increase.

Based on our outlook for moderate growth, we have a bias toward owning higher yielding securities through moderate overweights to corporate and mortgage securities and underweights to Treasury and agency sectors.  As in 2010, corporate deleveraging is a trend that remains firmly in place. However, we expect to see greater distinction between higher credit quality issuers with large cash reserves that will be tempted to pursue shareholder friendly transactions and high yield companies that are keen to reduce leverage and increase financial flexibility.  As a result, we prefer to continue to overweight corporate bonds with a bias toward lower rated issuers that are paring leverage. That being said, following on a year when corporate bonds have performed well, in 2011 we believe that investors will need to be more discriminatory in issuer selection.

Comparison of Change in the Value of a $10,000 Investment in the Schroder Total Return Fixed Income Fund

Investor and Advisor Shares vs. the Barclays Capital U.S. Aggregate Bond Index

The Barclays Capital U.S. Aggregate Bond Index provides a measure of the performance of the U.S. investment grade bonds market, which includes investment grade U.S. Government bonds, investment grade corporate bonds, mortgage pass-through securities and asset-backed securities that are publicly offered for sale in the United States. The securities in the Index must have a least 1 year remaining to maturity. It is not managed.

PERFORMANCE INFORMATION

	One Year Ended October 31, 2010	Five Years Ended October 31, 2010 (a)	Annualized Since Inception (b)
Schroder Total Return Fixed Income Fund —
Investor Shares	9.09%	7.03%	6.27%
Advisor Shares	8.82%	6.75%	5.99%

(a) Average annual total return.

(b) From commencement of Fund operations on December 31, 2004.

“Total Return” is calculated including reinvestment of all dividends and distributions. Results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Returns for certain periods reflect fee waivers and/or reimbursements in effect for that period; absent fee waivers and reimbursements, performance would have been lower. Results represent past performance and do not indicate future results. The value of an investment in the Fund and the return on investment both will fluctuate and redemption proceeds may be higher or lower than an investor’s original cost.

Top 5 Holdings

Security	% of Investments
U.S. Treasury Bill 0.093%, 12/02/10	6.3%
U.S. Treasury Note 1.250%, 9/30/15	5.9
U.S. Treasury Note 2.625%, 8/15/20	4.5
FHLMC 4.000%, 11/15/40	3.7
U.S. Treasury Bond 4.375%, 5/15/40	3.6

Sector Allocation

Sector	% of Investments
Corporate Obligation	33.7%
U.S. Government Mortgage-Backed Obligation	30.6
U.S. Treasury Obligation	27.4
Commercial Mortgage-Backed Obligation	7.0
Municipal Bond	0.6
Collateralized Mortgage Obligation	0.2
Short-Term Investment	0.5

Schroder Multi-Asset Growth Portfolio

MANAGEMENT DISCUSSION AND ANALYSIS (As of December 9, 2010)

Performance

In the 12 months ended October 31, 2010, the Schroder Multi-Asset Growth Portfolio (the “Fund”) rose 13.55% (Investor Shares), 13.34% (Advisor Shares), 13.21% (Class A Shares) and 12.98% (Class R Shares), compared to the Consumer Price Index (“CPI” or “the Index”, specifically, the CPI for All Urban Consumers), which rose 1.17%.  For the same period, the MSCI World Index, a market-weighted index designed to measure the equity market performance of developed markets, rose by 12.74%.

Market Background

The strong upward momentum of markets continued through the first quarter of 2010, helped by better-than-expected earnings results and improving macroeconomic data in the developed economies. Central banks and developed economies kept interest rates on hold, and this low interest rate environment along with aggressive government fiscal stimuli initiatives continued to buoy sentiment and prop up the markets.  However, concerns about the fragility of the recovery emerged as the US housing market remained weak and new fears over sovereign risk emerged with doubts over Greece’s ability to refinance its debt.

In 2010, investors started questioning the sustainability of government support for the recovery. Budget deficits soared and while much of this was attributed to the natural effects of the automatic stabilizers, there was a significant structural element to the increase in government borrowing. Consequently, markets were looking to governments to spell out their exit strategy from loose fiscal policy with a credible plan of fiscal consolidation. The process was accelerated in Greece where the government was forced into an immediate tightening of policy in order to quell investor concerns and secure the offer of support from Eurozone governments.

From April 2010, increasing concerns over the ability of the Greek government to finance its deficit spilled over into the Spanish and Portuguese bond markets, forcing the EU and IMF to create a €750bn rescue package. In addition to the rescue package, several governments including those of the UK and Italy decided to pre-empt possible attacks by the bond vigilantes by announcing sharp cuts in spending. The European crisis weighed on the Euro, and the US Dollar benefited from its status as safe haven.  Credit spreads widened in both the investment-grade and high-yield sectors. Concerns about growth slowing also undermined most sectors of the commodity markets. Not surprisingly, in this environment the price of gold rallied.

The US entered a soft patch in terms of economic data over the summer with unemployment proving entrenched. From September 2010 markets rallied as data in the US improved but with the recovery under pressure markets continued to expect more quantitative easing and the Euro consequently strengthened against the US Dollar. The fall in the Dollar contributed to the rise in commodities and China took actions to reduce its growing inflation, which weakened emerging markets. Investors took flight from risky assets and attention once again turned to the sustainability of the Euro and the fate of Ireland. Concerns also surfaced over the next countries in the Eurozone to be subject to financial aid.

Portfolio Review

We reduced the Fund’s cash position over the year. Although we have maintained a lower weighting to equities than normal at this stage of the economic cycle, we increased the Fund’s overall exposure to equities from 43.5% to 46.9%.  We continue to believe that the developed economies will not fall back into recession, as monetary policy remains extremely loose and, while profitability  is strong, corporations are unlikely to retrench.  With rates of economic growth lower than would normally be experienced in     the recovery phase of the economic cycle, we have maintained a lower exposure to equities, preferring high-yield bonds and emerging-market debt.

Within equities, we increased the Fund’s exposure to the US and reduced its weight in Europe due to concerns over the increasing pressures on the Euro. We introduced a NASDAQ future due to better prospects relative to the broader US market. In Europe, we added to UK equities due to the more defensive composition of the UK market relative to Europe. With the Japanese Yen still very strong and providing no relief to Japanese exporters, the Fund’s exposure to Japanese equity remained at 0%.

We reduced the Fund’s fixed income weighting since we are concerned that interest rates will rise, as investors fear an eventual resurgence in inflation, while spreads on investment grade credit have already tightened.

We increased the Fund’s exposure to Alternatives from 41.8% to 47.3% over the year. We raised the Fund’s exposure to high yield significantly, believing that valuations are underpinned by strong corporate cashflow and profitability, by introducing PIMCO Emerging Local Bond Fund. The competitive currency depreciations look set to continue, leading to capital flows to these markets and putting upward pressure on emerging market currencies, which should benefit the Fund. We reduced the Fund’s absolute return exposure to zero by selling the Highbridge Statistical Market Neutral Select Fund. We believe that Highbridge is not well positioned for a volatile market environment. We marginally increased the Fund’s weighting in property and infrastructure.

We use currency exposure both to manage risk and enhance return. At the end of the period, the Fund was long on the Singapore Dollar to take advantage of the strength in Asian currencies and short on the Euro to reflect concerns over the longer-term outlook for the currency.

Outlook

Since April, according to our cyclical economic model, we have been in the ‘recovery’ phase of the economic cycle.  However, our judgement has been that this recovery phase would be more muted than previous cycles, due to the impact of deleveraging by developed economies and a persistently high level of unemployment. Ben Bernanke, the Chairman of the Federal Reserve, signalled his concern that inflation was too low and the market began to expect a second round of quantitative easing.  The anticipation of this injection of liquidity helped boost markets. Central bankers everywhere have not forgotten what happened to Japan in the 1990s with the persistent deflation creating what was known in that economy as the ‘lost decade.’

In this environment, we have pursued a patient approach, focusing on yield, quality and value. To capture yield, we have emphasised high-yield debt and emerging-market debt.  Both asset classes have generated double digit returns so far this year, due to a combination of attractive spreads relative to treasuries and cash, and investor desire for yield.  Global high-yield debt continues to offer an attractive yield, with strong corporate cashflow and profitability supporting the fundamentals of the asset class, leading to low default rates. In a low-growth and low-return environment, we think that currencies have a particularly important role to play.  As a consequence, we have continued to be active in our currency allocations. We favour investment in Asia, where we think that strong capital inflows will result in further currency appreciation. With developed countries eager to see their currencies weaken to take pressure off their domestic economies, we believe that emerging market currencies will continue to appreciate, although this easy access to capital presents longer-term challenges, which we shall monitor.

Commodities should continue to benefit from the continuing growth in the emerging markets, although fears remain that inflationary pressures in China will lead to a slowdown in economic growth.

Comparison of Change in the Value of a $10,000 Investment in the Schroder Multi-Asset Growth Portfolio

Investor, Advisor, Class A, and Class R Shares, vs. the Morgan Stanley Capital International (MSCI) World Index,

and the Consumer Price Index

The MSCI World Index is an unmanaged market capitalization index that is designed to measure global developed market equity performance. The Consumer Price Index is a measure of the average change over time in the prices paid by urban consumers for a market basket of consumer goods and services.

PERFORMANCE INFORMATION

	One Year Ended October 31, 2010	Annualized Since Inception (a)
Schroder Multi-Asset Growth Portfolio —
Investor Shares	13.55%	(1.74)%
A Shares	13.21%	(1.99)%
A Shares with load (b)	8.16%	(3.55)%
Advisor Shares	13.34%	(1.96)%
R Shares	12.98%	(2.22)%

(a) From commencement of Fund operations on December 20, 2007.

(b) Reflects 4.50% maximum sales charge.

“Total Return” shown above is calculated including reinvestment of all dividends and distributions. Results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Returns for certain periods reflect fee waivers and/or reimbursements in effect for that period; absent fee waivers and reimbursements, performance would have been lower. Results represent past performance and do not indicate future results. The value of an investment in the Fund and the return on investment both will fluctuate and redemption proceeds may be higher or lower than an investor’s original cost.

Top 5 Holdings

Security	% of Investments
Schroder U.S. Small and Mid Cap Opportunities Fund, Investor Shares	19.1%
Goldman Sachs High Yield Fund	8.6
PIMCO Commodity RealReturn Strategy Fund	8.4
T. Rowe Price High Yield Fund	8.0
Schroder International Multi-Cap Value Fund, Investor Shares	7.6

Schroder International Alpha Fund

Schedule of Investments

October 31, 2010

Shares		Value $

	COMMON STOCK — 97.2%
	Australia — 4.6%
167,791	Amcor	1,105,230
52,484	Australia & New Zealand Banking Group	1,276,346
26,572	Newcrest Mining	1,040,793
		3,422,369
	Belgium — 2.1%
25,030	Anheuser-Busch InBev	1,568,642

	Brazil — 5.3%
110,506	Amil Participacoes	1,127,612
49,047	Anhanguera Educacional Participacoes	960,458
45,763	Itau Unibanco Holding ADR	1,123,939
21,714	Petroleo Brasileiro ADR	740,882
		3,952,891
	Canada — 4.8%
10,728	First Quantum Minerals	940,345
13,642	Niko Resources	1,302,745
40,519	Suncor Energy	1,299,598
		3,542,688
	China — 4.5%
19,974	Ctrip.com International ADR (1)	1,040,046
1,459,000	Industrial & Commercial Bank of China Class H	1,174,518
101,500	Ping An Insurance Group of China Class H	1,092,729
		3,307,293
	France — 6.9%
15,671	BNP Paribas	1,145,994
31,136	GDF Suez	1,242,667
11,490	Safran	364,239
8,953	Schneider Electric	1,270,813
10,829	Vallourec	1,123,738
		5,147,451
	Germany — 9.0%
24,962	Fresenius Medical Care & KGaA	1,589,912
46,058	GEA Group	1,204,327
8,598	Linde	1,237,772
25,178	SAP	1,312,858
37,410	ThyssenKrupp	1,376,455
		6,721,324
	Hong Kong — 4.7%
294,600	AIA Group (1)	876,039
71,000	Sun Hung Kai Properties	1,216,400
100,000	Swire Pacific Class A	1,419,098
		3,511,537
	India — 1.4%
36,620	Tata Motors ADR	1,029,754

	Israel — 1.5%
21,914	Teva Pharmaceutical Industries ADR	1,137,337

	Japan — 12.0%
73,000	Bridgestone	1,307,747
53,700	Honda Motor	1,958,000
65,900	Mitsubishi Corp.	1,583,073
236,000	Sekisui Chemical	1,500,087
34,300	Sony	1,145,462
37,700	Unicharm	1,439,199
		8,933,568
	Netherlands — 5.5%
158,870	ING Groep (1)	1,695,704
76,456	Koninklijke KPN	1,276,749
36,477	Unilever	1,081,468
		4,053,921
	Norway — 1.7%
94,684	DnB NOR	1,294,681

	Singapore — 1.9%
53,784	Jardine Strategic Holdings	1,406,990

	South Korea — 4.5%
7,819	Hyundai Motor	1,182,589
2,078	Samsung Electronics	1,377,322
19,200	Shinhan Financial Group	743,915
		3,303,826
	Switzerland — 3.2%
40,430	Novartis	2,345,943

	Thailand — 1.4%
126,300	Kasikornbank	531,878
132,900	Kasikornbank NVDR	519,696
		1,051,574
	Turkey — 1.8%
217,781	Turkiye Garanti Bankasi (2)	1,318,814

The accompanying notes are an integral part of the financial statements.

Shares		Value $

	United Kingdom — 20.4%
91,776	AMEC	1,595,108
104,628	BG Group	2,035,326
153,261	Cairn Energy (1)	946,537
388,373	Kingfisher	1,478,060
1,046,882	Lloyds Banking Group (1)	1,155,048
29,767	Rio Tinto	1,922,726
114,283	Rolls-Royce Group	1,184,275
37,483	Sage Group	161,608
210,525	Tesco	1,438,170
693,048	Vodafone Group	1,883,910
69,797	Xstrata	1,351,058
		15,151,826
	TOTAL COMMON STOCK (Cost $60,748,425)	72,202,429

	EQUITY-LINKED WARRANT (1) (3) (4) — 1.4%
	India — 1.4%
54,636	Shriram Transport Finance, Expires 01/18/13 (Cost $220,782)	1,078,515

	SHORT-TERM INVESTMENT (5) — 0.7%
511,395	JPMorgan Prime Money Market Fund, 0.040% (Cost $511,395)	511,395
	TOTAL INVESTMENTS — 99.3% (Cost $61,480,602)	73,792,339

	OTHER ASSETS LESS LIABILITIES — 0.7%	507,095

	NET ASSETS — 100%	$74,299,434

(1)	Denotes non-income producing security.
(2)	Security is fair valued. (See Note 2 in Notes to Financial Statements).
(3)	Securities are not readily marketable.
(4)

Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration normally to qualified institutions. On October 31, 2010, the value of these securities amounted to $1,078,515 representing 1.4% of the net assets of the Fund.

(5)	The rate shown represents the 7-day current yield as of October 31, 2010.

ADR — American Depositary Receipt
NVDR — Non Voting Depositary Receipt

The accompanying notes are an integral part of the financial statements.

The following is a summary of the inputs used as of October 31, 2010, in valuing the Fund’s investments carried at value:

	Level 1	Level 2	Level 3	Total
Investments in Securities
Common Stock
Australia	$3,422,369	$—	$—	$3,422,369
Belgium	1,568,642	—	—	1,568,642
Brazil	3,952,891	—	—	3,952,891
Canada	3,542,688	—	—	3,542,688
China	3,307,293	—	—	3,307,293
France	5,147,451	—	—	5,147,451
Germany	6,721,324	—	—	6,721,324
Hong Kong	3,511,537	—	—	3,511,537
India	1,029,754	—	—	1,029,754
Israel	1,137,337	—	—	1,137,337
Japan	8,933,568	—	—	8,933,568
Netherlands	4,053,921	—	—	4,053,921
Norway	1,294,681	—	—	1,294,681
Singapore	1,406,990	—	—	1,406,990
South Korea	3,303,826	—	—	3,303,826
Switzerland	2,345,943	—	—	2,345,943
Thailand	1,051,574	—	—	1,051,574
Turkey	—	1,318,814	—	1,318,814
United Kingdom	15,151,826	—	—	15,151,826
	70,883,615	1,318,814	—	72,202,429
Equity-Linked Warrant
India	—	1,078,515	—	1,078,515

Short-Term Investment	511,395	—	—	511,395

Total Investments in Securities	$71,395,010	$2,397,329	$—	$73,792,339

Of the Level 1 investments presented above, some equity investments were considered level 2 investments at the beginning of the year. The primary reason for changes in the classifications between levels 1 and 2 occurs when foreign equity securities are fair valued using other observable market-based inputs in place of the closing exchange price due to events occurring after the close of the exchange or market on which the investment is principally traded. The Fund’s foreign equity securities may be valued at fair value.  Please see Note 2 in Notes to Financial Statements.

The accompanying notes are an integral part of the financial statements.

Schroder International Multi-Cap Value Fund

Schedule of Investments

October 31, 2010

Shares		Value $

	COMMON STOCK — 98.5%
	Australia — 4.1%
7,417	Aspen Group REIT	3,490
11,550	Ausdrill	27,058
1,106	Australia & New Zealand Banking Group	26,897
2,515	Bank of Queensland	25,663
16,289	Bendigo Mining	4,391
2,798	Cardno	13,164
24,625	Commonwealth Property Office Fund REIT	22,086
3,142	Downer EDI	15,614
783	Macquarie Group	27,783
2,953	Melbourne IT	5,210
9,666	Metcash	41,404
8,924	Mincor Resources NL	15,570
1,593	National Australia Bank	39,755
3,766	NIB Holdings	4,614
37,909	OZ Minerals	58,153
8,046	Panoramic Resources	18,534
23,916	Perilya (1)	12,659
2,692	QBE Insurance Group	45,333
10,664	Rubicon America Trust REIT (1) (2) (3)	—
2,554	Sonic Healthcare	27,262
6,670	Stockland REIT	24,648
15,089	Telstra	39,490
1,513	Woolworths	42,044
		540,822
	Austria — 0.7%
1,299	Oesterreichische Post	39,308
769	OMV	28,728
484	Vienna Insurance Group	26,028
		94,064
	Belgium — 1.9%
18,953	Ageas	58,262
1,178	Belgacom	46,212
290	Compagnie Maritime Belge	8,773
455	Delhaize Group	31,779
551	Econocom Group	7,706
806	Mobistar	53,345
2,248	Nyrstar	33,097
66	Wereldhave Belgium REIT	6,200
		245,374
	Bermuda — 0.9%
7,552	Catlin Group	42,145
5,658	Hiscox	32,100
1,428	Seadrill	43,084
		117,329
	Brazil — 1.0%
400	Cia de Saneamento Basico do Estado de Sao Paulo ADR	18,384
1,540	Cia Energetica de Minas Gerais ADR	27,474
700	Cremer	7,448
600	Energias do Brasil	13,069
900	Eternit	5,431
1,000	Helbor Empreendimentos	11,384
1,200	Light	15,161
700	Tele Norte Leste Participacoes ADR	10,738
800	Telecomunicacoes de Sao Paulo ADR	19,600
		128,689
	Canada — 8.9%
600	AG Growth International	24,379
1,100	AGF Management Class B	17,889
2,000	AltaGas Income Trust	39,984
2,800	Avenir Diversified Income Trust	17,120
1,200	BCE	40,291
400	Bell Aliant Regional Communications Income Fund	10,988
2,350	Breakwater Resources (1)	13,147
1,100	Canadian Oil Sands Trust	27,595
2,000	CGI Group (1)	30,798
1,300	Chemtrade Logistics Income Fund	16,587
1,600	CI Financial	33,526
200	Cineplex Galaxy Income Fund	4,159
2,100	CML Healthcare Income Fund	25,660
1,900	Davis & Henderson Income Fund	38,078
3,300	Daylight Energy	32,161
700	Empire Class A	40,101
1,500	EnCana	42,413
682	Enerplus Resources Fund	18,700
1,240	Enerplus Resources Fund (Canada)	34,100
1,500	Great-West Lifeco	39,219
600	IGM Financial	25,416
700	Industrial Alliance Insurance and Financial Services	21,985
3,400	Jazz Air Income Fund	19,087
605	Keyera Facilities Income Fund	18,793
500	Labrador Iron Ore Royalty	30,032
700	Laurentian Bank of Canada	30,400
1,100	Liquor Stores Income Fund	16,734
600	Manitoba Telecom Services	17,154
400	National Bank of Canada	26,354
900	North West Fund	18,267
800	Parkland Income Fund	9,461
600	Pembina Pipeline	12,985
700	Petrobank Energy & Resources (1)	27,886
3,200	Peyto Energy Trust	48,523

The accompanying notes are an integral part of the financial statements.

Shares		Value $

1,200	Power Corp. of Canada	33,519
800	Power Financial	24,112
1,200	Reitmans Canada Class A	23,060
1,100	Rogers Communications Class B	40,118
4,000	Rogers Sugar Income Fund	20,179
1,500	TMX Group	49,936
1,400	TransAlta	28,374
1,200	Valener	20,139
900	Vicwest Income Fund	14,575
600	Wajax Income Fund	19,097
2,500	Yellow Media	15,041
1,200	Zargon Energy Trust	24,002
		1,182,124
	Cayman Islands — 0.0%
32,000	Vedan International Holdings	2,725

	Chile — 0.6%
5,851	Administradora de Fondos de Pensiones Provida	27,855
45,416	Enersis	20,701
19,905	Inversiones Aguas Metropolitanas	30,930
		79,486
	China — 0.3%
23,000	Bank of China Class H	13,768
30,000	China Zhongwang Holdings	17,881
10,000	Great Wall Technology	4,786
6,000	Lingbao Gold	4,211
		40,646
	Cyprus — 0.2%
3,296	ProSafe	21,643

	Czech Republic — 0.2%
1,215	Telefonica O2 Czech Republic	26,784

	Denmark — 0.2%
525	D/S Norden	20,378

	Finland — 2.3%
1,489	Elisa	31,848
2,119	Huhtamaki	26,834
619	Kesko B Shares	30,683
2,884	Nokia	31,144
1,950	Orion	41,437
3,234	Pohjola Bank Class A	40,931
1,112	Sampo	31,150
1,739	Sanoma	39,179
1,820	UPM-Kymmene	30,266
		303,472
	France — 7.0%
2,182	ABC Arbitrage	21,407
2,992	AXA	54,461
679	BNP Paribas	49,654
1,221	Bouygues	53,803
487	Carrefour	26,281
577	Casino Guichard Perrachon	54,199
202	Cegid Group	6,803
243	Ciments Francais	22,329
2,480	CNP Assurances	49,490
3,698	Credit Agricole	60,596
282	Esso Francaise	37,869
74	Fonciere Des Regions REIT	8,444
1,439	France Telecom	34,573
664	GDF Suez	26,501
1,027	Generale de Sante	16,278
418	Neopost	34,721
484	Nexity	21,479
2,641	PagesJaunes Groupe	29,034
884	Rallye	34,475
806	Sanofi-Aventis	56,283
2,024	SCOR	49,769
760	Societe Generale	45,504
849	Total	46,130
108	Total Gabon	43,359
200	Vinci	10,682
1,136	Vivendi	32,400
		926,524
	Germany — 3.6%
460	Allianz	57,638
798	BASF	58,056
300	Bechtle	11,176
2,440	DAB Bank	14,448
460	Deutsche Bank	26,514
3,434	Deutsche Telekom	49,747
686	E.ON	21,479
174	EnBW Energie Baden-Wuerttemberg	8,779
181	Generali Deutschland Holding	23,598
1,109	Hannover Rueckversicherung	56,098
12	KSB	9,361
430	Metro	30,135
342	Muenchener Rueckversicherungs	53,470
464	RWE	33,254
1,197	SQS Software Quality Systems	3,530
190	Vossloh	22,130
		479,413

The accompanying notes are an integral part of the financial statements.

Shares		Value $

	Greece — 0.6%
1,341	Eurobank Properties Real Estate Investment	11,197
3,581	Mytilineos Holdings (1)	21,926
2,146	OPAP	40,465
		73,588
	Guernsey — 0.0%
3,969	IRP Property Investments Limited	5,145

	Hong Kong — 2.9%
14,000	Cathay Pacific Airways	37,658
28,000	Champion REIT	15,424
133,644	Champion Technology Holdings	4,224
4,500	China Mobile	45,834
8,000	China Pharmaceutical Group	4,469
16,000	China Ting Group Holdings	2,621
23,000	Goldlion Holdings	9,643
35,000	GZI Real Estate Investment Trust	18,197
3,000	Hongkong Land Holdings	20,700
6,500	Kingboard Chemical Holdings	31,614
22,000	Lerado Group Holdings	4,172
20,000	Luen Thai Holdings	2,013
28,000	Norstar Founders Group (1) (2) (3)	—
8,000	NWS Holdings	18,866
2,000	Orient Overseas International	17,532
70,000	PCCW	26,731
26,000	Public Financial Holdings	17,341
36,000	Shenzhen Investment	12,911
21,000	Sunlight REIT	5,635
15,000	TAI Cheung Holdings	10,547
34,000	Texwinca Holdings	37,108
34,000	TPV Technology	20,923
5,200	Transport International Holdings	16,838
		381,001
	Hungary — 0.2%
8,579	Magyar Telekom Telecommunications	24,765

	Indonesia — 0.4%
95,000	Bank Bukopin	7,443
64,000	Bumi Resources	15,937
63,000	International Nickel Indonesia	33,492
		56,872
	Ireland — 0.6%
3,548	Anglo Irish Bank (1) (2) (3)	—
1,600	DCC	46,201
17,066	Total Produce	8,787
5,962	United Drug	18,916
		73,904
	Israel — 1.2%
15,496	Bezeq Israeli Telecommunication (2)	40,844
902	Cellcom Israel (2)	30,388
1,800	Clal Industries and Investments (2)	13,528
601	First International Bank of Israel (2)	8,492
206	IDB Holding (2)	7,472
8,441	Migdal Insurance & Financial Holding (2)	17,576
1,536	Partner Communications (2)	31,274
1,894	Super-Sol (2)	11,651
		161,225
	Italy — 2.6%
1,827	Autostrada Torino-Milano	26,213
10,659	Banca Carige	25,809
725	Banco di Sardegna	9,489
444	Beni Stabili (1)	445
2,182	Caltagirone	5,909
1,992	Finmeccanica	27,804
2,185	MARR	23,717
5,556	Mediaset	40,978
2,381	Milano Assicurazioni	5,146
4,625	Piccolo Credito Valtellinese Scarl	23,460
6,199	Recordati	61,032
4,075	Snam Rete Gas	22,073
831	Societa Cattolica di Assicurazioni	22,596
1,635	Societa Iniziative Autostradali e Servizi	15,472
15,621	Telecom Italia	23,955
935	Unione di Banche Italiane	9,869
		343,967
	Japan — 20.3%
2,300	Aeon Credit Service	26,441
3,000	Aichi Steel	16,648
3,300	Airport Facilities	12,987
400	Alconix	8,432
800	Aoyama Trading	13,001
1,500	Arcs	19,423
400	Artnature	3,675
4,000	Asahi Glass	38,386
6	Asax	6,763
1,300	Astellas Pharma	48,320
500	Autobacs Seven	18,715
600	Avex Group Holdings	8,641
1,700	Bridgestone	30,454
700	Canon Electronics	18,371
900	Century Tokyo Leasing	12,983
1,300	Charle	4,471
2,000	Chubu Shiryo	11,794

The accompanying notes are an integral part of the financial statements.

Shares		Value $

1,000	Chugoku Marine Paints	7,238
1,600	Circle K Sunkus	22,684
700	Cosmos Pharmaceutical	22,012
1,000	Create SD Holdings	21,788
3	DA Office Investment REIT	8,994
2,000	Daihatsu Diesel Manufacturing	6,257
2,000	Daihatsu Motor	27,014
1,100	Daiichikosho	18,012
300	Daikoku Denki	3,389
11,000	Daishi Bank	34,004
3,000	Daiwa Industries	13,184
6,000	Daiwa Securities Group	24,432
4,300	DCM Holdings	21,887
1,400	Duskin	24,576
1,400	Eiken Chemical	14,217
1,700	Eisai	58,418
700	Excel	7,282
600	Fuji	2,272
4,000	Fuji Heavy Industries	27,660
800	Fukuda Denshi	19,923
3,000	Hanwa	11,844
1,400	Hard Off	6,448
500	Heiwa	6,294
7,000	Hitachi	31,633
2,200	Hitachi Capital	29,279
2,000	Hosiden	19,814
6,000	Hyakujushi Bank	21,601
1,800	Ichinen Holdings	8,045
9	Infocom	9,453
9	Inpex	46,760
1,700	IT Holdings	18,783
2,000	ITC Networks	9,683
1,800	Ito En	28,894
2,000	Iwatani	5,785
3	Japan Excellent REIT	16,797
3	Japan Hotel and Resort REIT	7,572
4	JAPAN OFFICE Investment REIT	3,883
1,100	Japan Petroleum Exploration	41,993
5	Japan Prime Realty Investment REIT Class A	12,408
6,000	Japan Radio	13,557
9	Japan Retail Fund Investment REIT	14,045
8,000	Juroku Bank	24,134
3,000	Kagoshima Bank	17,952
4,000	Kandenko	23,290
4,000	Kaneka	24,730
1,000	Kanto Natural Gas Development	5,202
2,000	Kasumi	10,180
1,300	Kato Sangyo	18,528
10	KDDI	53,817
2,000	Keiyo Bank	9,063
2,000	Kyodo Printing	4,271
1,000	KYORIN Holdings	15,593
3,000	Kyowa Exeo	26,406
500	Lawson	22,719
3,000	Maeda Road Construction	20,782
6,000	Marubeni	37,691
4	MID REIT	9,579
9,000	Mitsubishi UFJ Financial Group	41,899
12,000	Mitsui Engineering & Shipbuilding	27,114
1,000	Mitsui Home	4,482
44	Mitsui Knowledge Industry	6,959
26,500	Mizuho Financial Group	38,492
15	Money Partners Group	3,879
600	Muto Seiko	5,847
3,000	Nagase	35,121
1,000	Namura Shipbuilding	5,189
1,100	NEC Capital Solutions	14,120
600	NEC Mobiling	15,047
1,700	NEC Networks & System Integration	19,817
7,000	Nichirei	30,503
1,000	Nichireki	3,538
15	NIFTY	15,438
2,000	Nihon Shokuhin Kako	10,403
1,100	Nippon Telegraph & Telephone	49,913
14,000	Nishi-Nippon City Bank	38,237
1,000	Nisshin Oillio Group	4,395
2,000	Nissin Sugar Manufacturing	4,295
4	Nomura Real Estate Office Fund REIT	24,556
16	NTT Data	49,122
35	NTT DoCoMo	58,876
7	Okinawa Cellular Telephone	14,591
400	Ono Pharmaceutical	16,983
3,000	Pacific Metals	24,953
400	Pack	7,369
22	PGM Holdings K K	14,394
8	Precision System Science	3,228
5	Riberesute	5,605
2,000	S Foods	15,593
2,000	San-In Godo Bank	13,830
3,000	Sankyo Seiko	9,088
500	Santen Pharmaceutical	17,244
9	SBS Holdings	8,659
2,100	Sega Sammy Holdings	34,257
4	Sekisui House SI Investment	14,267
1,000	Sekisui Jushi	9,621
1,500	Seven & I Holdings	34,879
4,000	Shinsho	8,243

The accompanying notes are an integral part of the financial statements.

Shares		Value $

3,000	Showa Sangyo	8,045
700	Siix	6,292
91	SKY Perfect JSAT Holdings	30,073
2,100	Sojitz	3,858
1,100	SRA Holdings	10,433
20	SRI Sports	21,750
2,900	Sumitomo	36,723
600	Sumitomo Mitsui Financial Group	17,966
8,000	Sumitomo Trust & Banking	43,799
2,000	Taihei Kogyo	8,467
1,000	Takeda Pharmaceutical	46,803
6	T-Gaia	8,767
13,000	Toa	10,975
10,000	Toda	33,768
2,100	Tokai Rika	35,222
550	Token	16,879
4,720	Tokyu Construction	14,415
4,000	Tokyu Land	18,225
2	Tokyu REIT	10,975
2,100	Toppan Forms	18,641
7,000	Toshiba TEC	27,548
5,000	Toyo Ink Manufacturing	20,360
8,000	Toyo Kanetsu	12,315
2,700	Toyota Auto Body	40,559
2,000	Valor	14,848
1,300	VT Holdings	2,534
3,000	Yokohama Reito	19,069
3,000	Zojirushi	7,561
		2,680,172
	Malaysia — 1.3%
15,400	Affin Holdings	15,945
17,800	Kumpulan Fima	7,097
13,800	Multi-Purpose Holdings	9,585
7,600	Petronas Dagangan	26,685
14,300	RHB Capital	36,922
15,200	Tenaga Nasional	43,010
13,500	UMW Holdings BHD	29,431
5,800	YTL Power International	4,364
		173,039
	Malta — 0.0%
22,416	BGP Holdings (1) (2) (3)	—

	Netherlands — 2.4%
952	Koninklijke DSM	50,899
2,040	Koninklijke KPN	34,066
1,400	Mediq	26,779
784	Nutreco Holding	57,038
1,331	Royal Dutch Shell	43,166
1,363	Royal Dutch Shell A Shares	44,194
997	Sligro Food Group	32,646
446	Vastned Offices/Industrial REIT	7,538
235	Vastned Retail REIT	16,335
105	Wereldhave REIT	10,675
		323,336
	New Zealand — 0.4%
13,956	Air New Zealand	14,393
8,052	Argosy Property Trust	4,798
7,005	Nuplex Industries	18,140
9,823	Vector	18,234
		55,565
	Norway — 2.1%
754	Aker Class A Shares	15,388
1,288	Aker Solutions	19,540
1,800	Austevoll Seafood	13,102
1,040	Fred Olsen Energy	38,912
1,043	Leroy Seafood Group	27,317
50,766	Marine Harvest	50,249
2,670	SpareBank 1 SMN	24,067
1,148	Sparebank 1 SR Bank	10,934
420	Sparebanken More	14,143
2,016	StatoilHydro	43,852
1,576	TGS Nopec Geophysical	27,205
		284,709

	Philippines — 0.5%
550	Globe Telecom	11,541
600	Philippine Long Distance Telephone ADR	37,278
15,100	Rizal Commercial Banking	9,858
4,300	Union Bank of Philippines	6,106
		64,783
	Poland — 0.7%
1,297	KGHM Polska Miedz	58,243
3,752	Telekomunikacja Polska	23,891
412	Zaklady Azotowe Pulawy	10,841
		92,975
	Portugal — 0.5%
10,239	Banco BPI	22,698
2,426	Banco Espirito Santo	12,052
2,324	Portugal Telecom	33,537
		68,287
	Russia — 0.4%
2,350	Mobile Telesystems ADR	50,877

The accompanying notes are an integral part of the financial statements.

Shares		Value $

	Singapore — 2.0%
24,000	Boustead Singapore	21,140
8,000	CapitaCommercial Trust REIT	9,210
9,000	Hong Leong Asia	23,922
13,000	HTL International Holdings	6,931
18,000	Jurong Technologies Industrial (1) (2) (3)	—
30,000	Mapletree Logistics Trust REIT	20,862
18,800	MobileOne	32,249
17,000	SembCorp Industries	60,161
12,000	Singapore Telecommunications	28,651
23,000	StarHub	47,095
9,000	UOB-Kay Hian Holdings	11,613
		261,834
	South Africa — 1.1%
7,701	Afgri	7,401
746	Allied Technologies	6,803
2,353	Aveng	14,939
1,041	Kumba Iron Ore	59,785
3,798	Metropolitan Holdings	9,262
864	Palabora Mining	13,141
1,221	Spar Group	16,782
4,248	Steinhoff International Holdings	13,486
		141,599
	South Korea — 1.3%
940	Bookook Steel	2,547
410	Daishin Securities	5,617
163	GS Home Shopping	16,880
1,530	Hanil E-Wha	10,114
39	Hankook Shell Oil	7,998
170	Hansol LCD	9,680
490	Hanyang Securities	4,168
2,610	IsuPetasys	8,104
530	Jinheung Mutual Savings Bank (1)	1,782
460	KG Chemical	4,563
190	Kyeryong Construction Industrial	3,203
1,300	Kyung Nong	4,944
100	Mi Chang Oil Industrial	5,018
860	Motonic	7,414
60	Nexen	3,283
86	Nong Shim Holdings	4,705
390	Poongsan Holdings	13,341
110	Pusan City Gas	2,202
470	Sejong Industrial	5,750
127	Shinsegae Information & Communication	8,011
2,100	SK Telecom ADR	38,703
238	Thinkware Systems	3,113
		171,140
	Spain — 2.7%
2,880	Almirall	27,253
3,905	Banco Bilbao Vizcaya Argentaria	51,353
2,185	Banco Popular Espanol	14,130
3,101	Banco Santander Central Hispano	39,835
825	Caja de Ahorros del Mediterraneo	8,427
7,179	Criteria Caixacorp	40,530
2,134	Duro Felguera	18,293
831	Enagas	18,312
17,391	Mapfre	57,695
1,491	Repsol	41,342
1,310	Telefonica	35,366
		352,536
	Sweden — 2.2%
995	Axfood	34,816
3,338	Boliden	56,530
1,000	D Carnegie (1) (2) (3)	—
846	Fabege	8,831
1,300	NCC Class B Shares	27,665
1,390	Nolato	17,748
3,158	Nordea Bank	34,687
3,074	Peab	24,446
1,188	Skanska Class B Shares	22,674
7,088	TeliaSonera	59,013
		286,410
	Switzerland — 3.0%
370	Baloise Holding	34,226
173	Compagnie Financiere Tradition	19,003
890	Credit Suisse Group	36,797
82	Emmi	13,678
138	Helvetia Holding	48,669
908	Novartis	52,686
427	Pargesa Holding	33,897
400	Roche Holding	58,788
3,871	STMicroelectronics	33,851
59	Valora Holding	15,602
55	Vaudoise Assurances Holding	12,805
161	Zurich Financial Services	39,448
		399,450
	Taiwan — 2.6%
7,000	Audix	6,629
4,000	Chong Hong Construction	9,861
20,394	Compal Electronics	25,971
11,000	Coretronic	16,774
11,000	CTCI	12,374
19,000	Far EasTone Telecommunications	27,329
14,000	Feng TAY Enterprise	14,537

The accompanying notes are an integral part of the financial statements.

Shares		Value $

10,000	Formosa Plastics	28,669
7,000	FSP Technology	8,949
1,600	Himax Technologies ADR	3,728
22,580	Inventec	11,871
4,199	Leader Electronics	2,818
18,000	Lite-On Technology	23,775
3,000	MIN AIK Technology	5,427
4,441	Pegatron (1)	6,011
12,000	Pou Chen	11,363
3,150	Promate Electronic	2,499
15,907	Quanta Computer	29,191
4,000	Roundtop Machinery Industries	3,265
5,000	Shih Wei Navigation	6,416
3,000	Sincere Navigation	3,634
25,130	Sinon	11,652
4,000	Taiwan Navigation	4,859
10,000	Taiwan Sogo Shin Kong SEC	7,690
6,000	Ttet Union	8,914
6,000	U-Ming Marine Transport	12,343
8,000	Weikeng Industrial	7,001
14,553	Wistron	29,890
		343,440
	Thailand — 1.4%
4,900	Advanced Info Service	14,739
48,200	Asian Property Development	10,632
18,400	Bangchak Petroleum	9,409
5,300	Bangkok Bank	27,331
5,300	Bangkok Expressway	3,295
14,100	Bualuang Securities	7,587
2,100	Electricity Generating	6,738
8,000	Hana Microelectronics	6,685
7,300	Kiatnakin Bank	9,698
25,300	Lanna Resources	16,489
45,800	MCS Steel	13,853
5,100	Precious Shipping	3,256
18,400	Property Perfect	2,780
14,800	SC Asset	8,755
3,300	Siam Makro	15,000
11,800	Thai Plastic & Chemical	7,415
74,800	Thai Tap Water Supply	16,375
5,900	Thanachart Capital	7,789
		187,826
	Turkey — 1.0%
10,495	Anadolu Sigorta (2)	9,283
2,522	Aselsan Elektronik Sanayi Ve Ticaret (2)	14,911
660	Pinar SUT Mamulleri Sanayii (2)	5,294
6,503	Selcuk Ecza Deposu Ticaret ve Sanayi A.S. (2)	12,520
3,204	Tofas Turk Otomobil Fabrikasi (2)	17,579
1,247	Tupras Turkiye Petrol Rafinerileri (2)	33,260
9,039	Turk Telekomunikasyon (2)	42,354
		135,201
	United Kingdom — 12.2%
5,659	Amlin	36,825
5,315	Anglo Pacific Group	28,070
1,135	AstraZeneca	56,846
1,649	Atkins WS	19,872
5,663	Aviva	36,080
3,053	BAE Systems	16,842
6,278	Balfour Beatty	27,801
7,939	Barclays	34,890
15,990	Beazley	30,888
5,690	Brewin Dolphin Holdings	12,612
56,953	Cable & Wireless Communications	48,719
5,224	Carillion	28,827
10,477	Centrica	55,702
24,853	Chaucer Holdings	20,285
4,631	Chesnara	16,083
2,173	Chime Communications	7,234
3,020	Computacenter	17,690
2,883	Davis Service Group	19,185
5,769	Drax Group	35,149
7,735	Fiberweb	9,934
5,233	Firstgroup	34,161
5,307	Game Group	6,009
2,357	GlaxoSmithKline	46,058
2,169	Hill & Smith Holdings	10,527
7,884	Home Retail Group	27,633
2,984	IG Group Holdings	25,239
942	Imperial Tobacco Group	30,137
1,649	Interior Services Group	5,280
5,747	Intermediate Capital Group	29,690
7,284	International Power	48,646
2,521	Interserve	8,110
5,904	Investec	47,074
8,824	J Sainsbury	54,977
1,407	Keller Group	14,242
34,976	Legal & General Group	56,200
13,229	Man Group	55,216
4,953	Marks & Spencer Group	33,879
5,786	N Brown Group	27,845
3,594	National Grid	33,936
3,330	Prudential	33,602
3,473	Raymarine (1) (2) (3)	1,084
2,490	Robert Wiseman Dairies	13,007
9,322	RSA Insurance Group	19,544
2,873	Scottish & Southern Energy	53,015

The accompanying notes are an integral part of the financial statements.

Shares		Value $

15,530	Standard Life	56,419
2,784	Tate & Lyle	22,367
7,550	Tesco	51,577
5,324	Tullett Prebon	33,742
935	Umeco	6,479
1,604	Vedanta Resources	53,266
13,747	Vodafone Group	37,368
2,948	Wincanton	11,229
12,606	WM Morrison Supermarkets	59,273
1,140	WSP Group	7,207
		1,613,572
	TOTAL COMMON STOCK (Cost $12,065,470)	13,016,691

	PREFERRED STOCK — 1.0%

	Brazil — 0.4%
1,200	Banco Daycoval	8,671
600	Cia Energetica do Ceara Class A	9,962
3,400	Confab Industrial	12,474
620	Eletropaulo Metropolitana Eletricidade de Sao Paulo Class B	10,788
1,300	Ferbasa-Ferro Ligas da Bahia	9,868
		51,763
	Germany — 0.6%
28	KSB	21,197
392	Volkswagen	58,914
		80,111
	TOTAL PREFERRED STOCK (Cost $96,446)	131,874

	WARRANTS — 0.0%
	France — 0.0%
74	Fonciere Des Regions, Expires 12/31/10 (1)	131

	Italy — 0.0%
1,002	KME Group, Expires 01/02/12 (1)	31
2,105	Mediobanca, Expires 03/20/11 (1)	66
935	Unione di Banche Italiane, Expires 06/30/11 (1)	9
		106
	TOTAL WARRANTS (Cost $—)	237

	RIGHTS — 0.0%
	Singapore — 0.0%
2,400	Mapletree Logistics, Expires 12/31/10 (1) (Cost $—)	158

	SHORT-TERM INVESTMENT (4) — 0.5%
64,989	JPMorgan Prime Money Market Fund, 0.040% (Cost $64,989)	64,989

	TOTAL INVESTMENTS — 100.0% (Cost $12,226,905)	13,213,949
	OTHER ASSETS LESS LIABILITIES — 0.0%	2,838

	NET ASSETS — 100%	$13,216,787

(1)	Denotes non-income producing security.
(2)	Security is fair valued. (See Note 2 in Notes to Financial Statements).
(3)	Security considered illiquid. On October 31, 2010 the value of these securities amounted to $1,084 representing less than 0.1% of the net assets of the Fund.
(4)	The rate shown represents the 7-day current yield as of October 31, 2010.

ADR — American Depositary Receipt

REIT — Real Estate Investment Trust

The accompanying notes are an integral part of the financial statements.

The following is a summary of the inputs used as of October 31, 2010, in valuing the Fund’s investments carried at value:

	Level 1	Level 2	Level 3	Total
Investments in Securities
Common Stock
Australia	$540,822	$—	$—	$540,822
Austria	94,064	—	—	94,064
Belgium	245,374	—	—	245,374
Bermuda	117,329	—	—	117,329
Brazil	128,689	—	—	128,689
Canada	1,182,124	—	—	1,182,124
Cayman Islands	2,725	—	—	2,725
Chile	79,486	—	—	79,486
China	40,646	—	—	40,646
Cyprus	21,643	—	—	21,643
Czech Republic	26,784	—	—	26,784
Denmark	20,378	—	—	20,378
Finland	303,472	—	—	303,472
France	926,524	—	—	926,524
Germany	479,413	—	—	479,413
Greece	73,588	—	—	73,588
Guernsey	5,145	—	—	5,145
Hong Kong	381,001	—	—	381,001
Hungary	24,765	—	—	24,765
Indonesia	56,872	—	—	56,872
Ireland	73,904	—	—	73,904
Israel	—	161,225	—	161,225
Italy	343,967	—	—	343,967
Japan	2,680,172	—	—	2,680,172
Malaysia	173,039	—	—	173,039
Malta	—	—	—	—
Netherlands	323,336	—	—	323,336
New Zealand	55,565	—	—	55,565
Norway	284,709	—	—	284,709
Phillippines	64,783	—	—	64,783
Poland	92,975	—	—	92,975
Portugal	68,287	—	—	68,287
Russia	50,877	—	—	50,877
Singapore	261,834	—	—	261,834
South Africa	141,599	—	—	141,599
South Korea	171,140	—	—	171,140
Spain	352,536	—	—	352,536
Sweden	286,410	—	—	286,410
Switzerland	399,450	—	—	399,450
Taiwan	343,440	—	—	343,440
Thailand	187,826	—	—	187,826
Turkey	—	135,201	—	135,201
United Kingdom	1,612,488	1,084	—	1,613,572
	12,719,181	297,510	—	13,016,691

The accompanying notes are an integral part of the financial statements.

The following is a summary of the inputs used as of October 31, 2010, in valuing the Fund’s investments carried at value (continued):

	Level 1	Level 2	Level 3	Total
Investments in Securities — (continued)

Preferred Stock
Brazil	$51,763	$—	$—	$51,763
Germany	80,111	—	—	80,111
	131,874	—	—	131,874
Warrants
France	131	—	—	131
Italy	106	—	—	106
	237	—	—	237
Rights
Singapore	—	158	—	158

Short-Term Investment	64,989	—	—	64,989

Total Investments in Securities	$12,916,281	$297,668	$—	$13,213,949

Of the Level 1 investments presented above, some equity investments were considered level 2 investments at the beginning of the year.  The primary reason for changes in the classifications between levels 1 and 2 occurs when foreign equity securities are fair valued using other observable market-based inputs in place of the closing exchange price due to events occurring after the close of the exchange or market on which the investment is principally traded. The Fund’s foreign equity securities may be valued at fair value. Please see Note 2 in Notes to Financial Statements.

The accompanying notes are an integral part of the financial statements.

Schroder Emerging Market Equity Fund

Schedule of Investments

October 31, 2010

Shares		Value $

	COMMON STOCK — 93.7%
	Brazil — 13.9%
161,538	Banco Bradesco ADR	3,359,990
240,700	BM&FBOVESPA	2,013,169
115,200	BR Malls Participacoes	1,085,139
39,608	BRF - Brasil Foods	573,304
49,324	BRF - Brasil Foods ADR	721,610
53,400	Cia Brasileira de Distribuicao Grupo Pao de Acucar ADR	2,115,174
7,844	Cia de Bebidas das Americas ADR	1,092,199
61,964	Cia de Concessoes Rodoviarias	1,681,222
112,177	Cia Energetica de Minas Gerais ADR	2,001,238
120,550	Cyrela Brazil Realty Empreendimentos e Participacoes	1,662,415
31,459	Estacio Participacoes	469,454
123,100	Gerdau ADR	1,605,224
639	HRT Participacoes em Petroleo (1)	430,422
14,777	Iochpe-Maxion	214,412
269,355	Itau Unibanco Holding ADR	6,615,359
31,001	Petroleo Brasileiro	520,950
82,898	Petroleo Brasileiro ADR	2,828,480
7,421	Ultrapar Participacoes ADR	460,473
11,000	Vale	347,440
82,800	Vale ADR	2,661,192
29,324	Vivo Participacoes ADR	839,839
		33,298,705
	China — 11.4%
42,800	AsiaInfo-Linkage (1)	951,016
1,556,000	Bank of Communications	1,700,250
6,057,000	China Construction Bank Class H	5,774,600
296,000	China National Building Material Class H	721,728
463,500	China Shenhua Energy Class H	2,062,950
935,000	China Suntien Green Energy (1)	314,827
524,000	Golden Eagle Retail Group	1,392,574
1,631,000	Hidili Industry International Development	1,738,016
4,868,000	Industrial & Commercial Bank of China Class H	3,918,817
905,000	Parkson Retail Group	1,636,879
1,438,000	PetroChina Class H	1,754,971
414,500	Ping An Insurance Group of China Class H	4,462,423
46,900	Tencent Holdings	1,073,967
		27,503,018
	Czech Republic — 0.4%
13,822	CEZ	613,303
1,010	Komercni Banka	229,506
		842,809
	Egypt — 0.5%
154,803	Commercial International Bank (2)	1,158,033

	Hong Kong — 6.8%
143,000	Beijing Enterprises Holdings	978,681
853,000	Belle International Holdings	1,540,625
536,000	China Mengniu Dairy	1,535,103
388,000	China Mobile	3,951,880
38,000	China Resources Power Holdings	73,143
2,254,000	CNOOC	4,670,026
4,727,140	Franshion Properties China	1,530,707
2,011,000	Poly Hong Kong Investments	2,070,307
		16,350,472
	Hungary — 2.4%
22,242	MOL Hungarian Oil & Gas (1)	2,366,413
112,318	OTP Bank (1)	3,340,226
		5,706,639
	India — 8.1%
18,800	HDFC Bank ADR	3,251,648
46,300	ICICI Bank ADR	2,434,454
55,700	Infosys Technologies ADR	3,756,408
57,600	Larsen & Toubro GDR	2,629,181
84,500	Reliance Industries GDR (4)	4,207,255
51,400	Tata Motors ADR	1,445,368
133,884	Tata Steel GDR	1,800,740
		19,525,054
	Indonesia — 2.5%
1,976,000	Bank Mandiri	1,548,069
627,000	Indocement Tunggal Prakarsa	1,284,175
316,500	Perusahaan Gas Negara	143,461
1,524,000	Telekomunikasi Indonesia, Common	1,552,143
571,000	United Tractors	1,418,713
		5,946,561
	Peru — 1.6%
19,730	Cia de Minas Buenaventura ADR	1,046,479
7,172	Credicorp	902,812
46,500	Southern Copper	1,990,200
		3,939,491

The accompanying notes are an integral part of the financial statements.

Shares		Value $

	Poland — 1.0%
126,879	Powszechna Kasa Oszczednosci Bank Polski	2,003,071
2,092	Powszechny Zaklad Ubezpieczen	277,500
		2,280,571
	Russia — 7.2%
25,232	CTC Media	595,475
290,943	Gazprom ADR	6,377,471
42,800	LUKOIL ADR	2,390,380
26,500	Mechel ADR	624,075
69,766	MMC Norilsk Nickel ADR	1,301,136
89,500	Mobile Telesystems ADR	1,937,675
8,300	NovaTek GDR	793,895
262,000	Rosneft Oil GDR (1)	1,826,140
174	Sberbank GDR	65,377
67,050	Severstal GDR (1)	903,834
21,250	Uralkali GDR	525,937
		17,341,395
	South Africa — 2.6%
33,132	ABSA Group	650,152
16,841	AngloGold Ashanti	793,411
456,122	FirstRand	1,356,499
45,633	Foschini Group	559,902
34,343	Impala Platinum Holdings	981,214
27,975	MTN Group	508,629
147,744	Raubex Group	532,553
5,562	Sasol	253,144
49,417	Shoprite Holdings	706,090
		6,341,594
	South Korea — 15.9%
94,660	Daegu Bank	1,242,202
20,307	GS Engineering & Construction	1,725,372
13,840	Hynix Semiconductor (1)	285,050
10,784	Hyundai Department Store	1,194,491
2,795	Hyundai Heavy Industries	911,359
5,207	Hyundai Mobis	1,297,117
32,034	Hyundai Motor	4,845,000
20,570	Korea Electric Power (1)	541,701
21,220	KT	838,228
14,736	KT ADR	304,888
9,964	LG Chem	3,076,075
6,096	LG Electronics	537,467
5,379	LG Household & Health Care	1,794,595
8,778	POSCO	3,608,039
11,575	Samsung Electronics	7,672,042
13,520	Samsung Fire & Marine Insurance	2,321,495
68,490	Shinhan Financial Group	2,653,683
4,177	Shinsegae	2,121,946
8,959	SK Energy	1,203,567
		38,174,317
	Taiwan — 10.5%
868,214	Acer	2,520,301
131,550	Asustek Computer	1,067,434
423,150	Cathay Financial Holding	647,333
91,895	Cathay Financial Holding GDR	1,407,372
1,754,332	China Steel	1,778,678
27,994	China Steel GDR	567,716
3,631,440	Chinatrust Financial Holding	2,264,833
96,200	Chunghwa Telecom ADR	2,251,080
691,880	Far Eastern New Century	996,307
522,400	HON HAI Precision Industry	1,978,723
270,495	HON HAI Precision Industry GDR	2,069,287
100,099	Pegatron (1)	135,481
1,596,000	Taiwan Cement	1,698,926
1,620,139	Taiwan Semiconductor Manufacturing	3,322,277
239,184	Taiwan Semiconductor Manufacturing ADR	2,609,497
		25,315,245
	Thailand — 4.4%
580,900	Bangkok Bank	2,999,634
36,850	Banpu NVDR	953,272
637,100	Kasikornbank NVDR	2,491,333
288,900	PTT	2,925,692
654,900	Thai Oil	1,160,084
		10,530,015
	Turkey — 4.5%
61,757	Anadolu Efes Biracilik Ve Malt Sanayii (2)	976,692
139,418	TAV Havalimanlari Holding (1) (2)	717,568
60,376	Tupras Turkiye Petrol Rafinerileri (2)	1,610,364
240,310	Turk Telekomunikasyon (2)	1,126,022
338,845	Turkiye Garanti Bankasi (2)	2,051,940
179,072	Turkiye Halk Bankasi (2)	1,784,491
469,165	Turkiye Is Bankasi Class C (2)	2,083,997
230,958	Turkiye Sinai Kalkinma Bankasi (2)	421,914
		10,772,988
	TOTAL COMMON STOCK
	(Cost $197,521,897)	225,026,907

The accompanying notes are an integral part of the financial statements.

Shares		Value $

	PREFERRED STOCK — 3.8%
	Brazil — 3.8%
28,879	Bradespar	732,451
11,272	Cia Energetica de Minas Gerais	198,128
1,391	Itau Unibanco Holding	33,721
103,816	Petroleo Brasileiro ADR	3,238,021
6,700	Ultrapar Participacoes	408,228
156,600	Vale ADR	4,499,118
500	Vale Class A	14,082

	TOTAL PREFERRED STOCK
	(Cost $8,636,033)	9,123,749

	EQUITY-LINKED WARRANT (1) (3) (4) — 1.6%
	Russia — 1.6%
1,207,190	Sberbank Savings Bank of the Russian Federation, Expires 02/28/18
	(Cost $3,050,587)	3,959,583

	SHORT-TERM INVESTMENT (5) — 1.6%
3,838,064	JPMorgan Prime Money Market Fund, 0.040%
	(Cost $3,838,064)	3,838,064

	TOTAL INVESTMENTS — 100.7%
	(Cost $213,046,581)	241,948,303
	OTHER LIABILITIES IN EXCESS OF OTHER ASSETS — (0.7)%	(1,691,136)

	NET ASSETS — 100%	$240,257,167

(1)	Denotes non-income producing security.
(2)	Security is fair valued. (See Note 2 in Notes to Financial Statements).
(3)	Securities are not readily marketable.
(4)

Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration normally to qualified institutions. On October 31, 2010, the value of these securities amounted to $8,166,838 representing 3.4% of the net assets of the Fund.

(5)	The rate shown represents the 7-day current yield as of October 31, 2010.

ADR — American Depositary Receipt

GDR — Global Depositary Receipt

NVDR — Non Voting Depositary Receipt

The accompanying notes are an integral part of the financial statements.

The following is a summary of the inputs used as of October 31, 2010, in valuing the Fund’s investments carried at value:

	Level 1	Level 2	Level 3	Total
Investments in Securities
Common Stock
Brazil	$33,298,705	$—	$—	$33,298,705
China	27,503,018	—	—	27,503,018
Czech Republic	842,809	—	—	842,809
Egypt	—	1,158,033	—	1,158,033
Hong Kong	16,350,472	—	—	16,350,472
Hungary	5,706,639	—	—	5,706,639
India	19,525,054	—	—	19,525,054
Indonesia	5,946,561	—	—	5,946,561
Peru	3,939,491	—	—	3,939,491
Poland	2,280,571	—	—	2,280,571
Russia	17,341,395	—	—	17,341,395
South Africa	6,341,594	—	—	6,341,594
South Korea	38,174,317	—	—	38,174,317
Taiwan	25,315,245	—	—	25,315,245
Thailand	10,530,015	—	—	10,530,015
Turkey	—	10,772,988	—	10,772,988
	213,095,886	11,931,021	—	225,026,907
Preferred Stock
Brazil	9,123,749	—	—	9,123,749

Equity-Linked Warrant
Russia	—	3,959,583	—	3,959,583

Short-Term Investment	3,838,064	—	—	3,838,064

Total Investments in Securities	$226,057,699	$15,890,604	$—	$241,948,303

Of the Level 1 investments presented above, some equity investments were considered level 2 investments at the beginning of the year.  The primary reason for changes in the classifications between levels 1 and 2 occurs when foreign equity securities are fair valued using other observable market-based inputs in place of the closing exchange price due to events occurring after the close of the exchange or market on which the investment is principally traded. The Fund’s foreign equity securities may be valued at fair value. Please see Note 2 in Notes to Financial Statements.

The accompanying notes are an integral part of the financial statements.

Schroder U.S. Opportunities Fund

Schedule of Investments

October 31, 2010

Shares		Value $

	COMMON STOCK — 87.9%
	Auto & Transportation — 1.8%
19,900	Atlas Air Worldwide Holdings (1)	1,039,974
11,500	BorgWarner (1)	645,265
33,100	Kansas City Southern (1)	1,450,442
		3,135,681
	Consumer Discretionary — 15.8%
117,000	Ambassadors Group	1,297,530
52,800	American Greetings	1,022,736
91,400	Arbitron	2,314,248
25,200	Bally Technologies (1)	909,216
5,100	Capella Education (1)	279,633
42,600	Central Garden & Pet (1)	440,910
30,500	Children’s Place (1)	1,343,830
98,600	Clear Channel Outdoor Holdings Class A (1)	1,171,368
57,500	Geo Group (1)	1,474,875
40,600	Healthcare Services Group	975,618
8,800	Home Inns & Hotels Management ADR (1) (2)	450,208
64,700	IESI-BFC (3)	1,512,686
14,200	Lamar Advertising Class A (1)	482,658
6,700	Liberty Media - Starz, Ser A (1)	438,984
33,700	Lithia Motors	367,330
87,400	LKQ (1)	1,900,076
64,700	Men’s Wearhouse	1,581,268
80,600	Monster Worldwide (1)	1,455,636
87,200	Pinnacle Entertainment (1)	1,116,160
55,100	Rent-A-Center	1,385,214
16,600	Scholastic	488,870
142,900	Scientific Games Class A (1)	1,128,910
75,734	Standard Parking (1)	1,294,294
23,300	Volcom (1)	400,061
65,000	Waste Connections (1)	2,648,100
		27,880,419
	Consumer Staples — 2.4%
10,200	Diamond Foods	450,840
48,400	Nash Finch	2,027,960
44,500	Sanderson Farms	1,868,110
		4,346,910
	Financial Services — 11.6%
32,000	Altisource Portfolio Solutions (1)	837,120
12,500	Bank of Hawaii	539,875
75,100	Brookline Bancorp	731,474
127,620	CVB Financial	971,188
43,700	Genpact (1)	694,830
121,100	Gleacher (1)	272,475
21,608	Health Care REIT	1,104,169
51,000	Hilltop Holdings (1)	509,490
17,350	Hudson Valley Holding	339,192
27,100	Investment Technology Group (1)	385,904
87,600	Investors REIT	770,880
53,200	Knight Capital Group (1)	693,196
59,900	Lazard LP Class A	2,210,310
23,300	MB Financial	346,937
16,800	National Retail Properties REIT	455,280
164,100	Ocwen Financial (1)	1,416,183
66,600	Old National Bancorp	630,036
51,100	Pebblebrook Hotel Trust REIT (1)	1,001,049
19,700	Primerica (1)	416,064
76,900	Redwood Trust REIT	1,090,442
42,100	Reinsurance Group of America	2,107,947
31,900	Simmons First National	867,361
53,100	Texas Capital Bancshares (1)	963,765
24,500	Westamerica Bancorporation	1,225,490
		20,580,657
	Health Care — 12.8%
36,500	Accretive Health (1)	393,470
45,500	Alimera Sciences (1)	489,125
11,600	Amedisys (1)	295,336
34,100	AMERIGROUP (1)	1,422,993
58,400	Centene (1)	1,303,488
26,100	Cepheid (1)	549,144
44,100	Cooper	2,175,894
32,500	Emergency Medical Services (1)	1,767,350
26,600	Haemonetics (1)	1,453,690
13,400	HMS Holdings (1)	805,474
118,600	Inspire Pharmaceuticals (1)	830,200
15,300	IPC The Hospitalist (1)	490,059
150,000	Lexicon Pharmaceuticals (1)	265,500
56,600	Masimo	1,707,622
85,100	Omnicare	2,052,612
19,300	Onyx Pharmaceuticals (1)	517,819
55,100	Seattle Genetics (1)	903,089
62,300	Sun Healthcare Group (1)	592,473
81,400	Team Health Holdings (1)	1,086,690
11,500	Techne	700,580
55,400	VCA Antech (1)	1,145,118
11,000	Volcano (1)	268,620
38,700	West Pharmaceutical Services	1,381,203
		22,597,549
	Materials & Processing — 7.6%
37,800	AMCOL International	1,048,572
42,200	Apogee Enterprises	442,678
53,400	Cabot	1,816,668
83,900	Graham Packaging (1)	1,000,927
15,800	Innophos Holdings	580,176
67,300	Jaguar Mining (1)	435,431
11,100	Kaiser Aluminum	499,389
72,400	Metals USA Holdings (1)	865,180

The accompanying notes are an integral part of the financial statements.

Shares		Value $

55,600	Olin	1,111,444
37,600	Pan American Silver (3)	1,200,192
16,900	Royal Gold	836,719
35,200	Smurfit-Stone Container (1)	809,600
56,300	Sonoco Products	1,886,050
77,800	Wausau Paper (1)	656,632
		13,189,658
	Other Energy — 5.1%
150,100	Helix Energy Solutions Group (1)	1,904,769
62,100	Penn Virginia	920,322
291,600	Ram Power (1) (3)	621,035
70,800	SM Energy	2,950,944
37,500	STR Holdings (1)	931,875
67,700	Superior Energy Services (1)	1,869,874
		9,198,819
	Producer Durables — 9.4%
15,200	Allegiant Travel	715,768
54,500	Arkansas Best	1,380,485
23,300	Baldor Electric	979,066
27,000	Columbus McKinnon (1)	474,120
37,700	Compass Diversified Holdings	642,031
57,300	EnPro Industries (1)	2,013,522
30,200	ESCO Technologies	1,035,256
27,000	FEI (1)	587,520
49,300	FTI Consulting (1)	1,748,178
49,600	GrafTech International (1)	816,912
74,400	Great Lakes Dredge & Dock	460,536
79,000	Hawaiian Holdings (1)	578,280
36,150	IDEX	1,304,292
18,000	Michael Baker (1)	588,240
62,500	Navigant Consulting (1)	571,875
20,100	Rofin-Sinar Technologies (1)	561,393
29,163	Stantec (1) (3)	806,855
19,000	Towers Watson	976,980
22,600	Tutor Perini (1)	524,546
		16,765,855
	Technology — 17.2%
28,400	AboveNet (1)	1,615,676
105,200	Anadigics (1)	712,204
84,300	Ariba (1)	1,583,154
184,800	Art Technology Group (1)	774,312
257,700	Atmel (1)	2,283,222
150,400	China Security & Surveillance Technology (1)	812,160
62,500	comScore (1)	1,469,375
60,000	Digital River (1)	2,235,600
57,900	Gartner (1)	1,834,851
32,400	Informatica (1)	1,318,356
181,000	Integrated Device Technology (1)	1,066,090
64,500	Kenexa (1)	1,179,705
55,300	Methode Electronics	513,737
129,900	Mitel Networks (1)	862,536
76,500	Netscout Systems (1)	1,795,455
97,760	Parametric Technology (1)	2,098,907
27,300	Progress Software (1)	1,020,201
61,200	QLogic (1)	1,075,284
32,600	Scansource (1)	976,044
54,100	Smart Technologies (1)	702,759
41,900	Standard Microsystems (1)	1,011,466
19,100	Syniverse Holdings (1)	582,359
60,500	Tekelec (1)	787,710
6,100	TNS (1)	116,754
82,700	Websense (1)	1,663,924
		30,091,841
	Utilities — 4.2%
53,900	Cleco	1,685,453
45,100	NorthWestern	1,342,627
122,000	Pike Electric (1)	922,320
51,800	Unisource Energy	1,816,626
62,900	Westar Energy	1,591,370
		7,358,396
	TOTAL COMMON STOCK (Cost $127,097,262)	155,145,785

	INVESTMENT COMPANY — 1.5%
37,600	iShares Russell 2000 Index Fund (Cost $2,647,281)	2,643,656

	SHORT-TERM INVESTMENT (4) — 11.5%
20,319,506	JPMorgan Prime Money Market Fund, 0.040% (Cost $20,319,506)	20,319,506

	TOTAL INVESTMENTS — 100.9% (Cost $150,064,049)	178,108,947
	OTHER LIABILITIES IN EXCESS OF OTHER ASSETS — (0.9)%	(1,526,368)

	NET ASSETS — 100%	$176,582,579

The accompanying notes are an integral part of the financial statements.

(1)	Denotes non-income producing security.
(2)	China domiciled company.
(3)	Canadian domiciled company.
(4)	The rate shown represents the 7-day current yield as of October 31, 2010.

ADR — American Depositary Receipt
LP — Limited Partnership
REIT — Real Estate Investment Trust
Ser — Series

The following is a summary of the inputs used as of October 31, 2010, in valuing the Fund’s investments carried at value:

	Level 1	Level 2	Level 3	Total
Investments in Securities
Common Stock
Auto & Transportation	$3,135,681	$—	$—	$3,135,681
Consumer Discretionary	27,880,419	—	—	27,880,419
Consumer Staples	4,346,910	—	—	4,346,910
Financial Services	20,580,657	—	—	20,580,657
Health Care	22,597,549	—	—	22,597,549
Materials & Processing	13,189,658	—	—	13,189,658
Other Energy	9,198,819	—	—	9,198,819
Producer Durables	16,765,855	—	—	16,765,855
Technology	30,091,841	—	—	30,091,841
Utilities	7,358,396	—	—	7,358,396
	155,145,785	—	—	155,145,785

Investment Company	2,643,656	—	—	2,643,656

Short-Term Investment	20,319,506	—	—	20,319,506

Total Investments in Securities	$178,108,947	$—	$—	$178,108,947

There were no significant transfers between the levels during the reporting period, based on the input levels assigned under the hierarchy at the beginning and end of the reporting period.

The accompanying notes are an integral part of the financial statements.

Schroder U.S. Small and Mid Cap Opportunities Fund

Schedule of Investments

October 31, 2010

Shares		Value $

	COMMON STOCK — 84.4%
	Auto & Transportation — 1.1%
17,900	Ryder System	783,125
12,700	Wabtec	594,868
		1,377,993
	Consumer Discretionary — 14.3%
18,400	Bally Technologies (1)	663,872
23,300	Carter’s (1)	580,170
19,800	Copart (1)	670,428
18,100	Dick’s Sporting Goods (1)	521,642
18,200	DreamWorks Animation SKG (1)	642,460
32,300	Interpublic Group of Cos. (1)	334,305
11,200	Lamar Advertising Class A (1)	380,688
3,000	Liberty Media - Starz, Ser A (1)	196,560
23,000	Life Time Fitness (1)	830,990
10,700	Magna International Class A	968,778
21,500	Men’s Wearhouse	525,460
69,300	Monster Worldwide (1)	1,251,558
37,900	Penske Automotive Group (1)	509,755
28,900	Rent-A-Center	726,546
80,100	Republic Services	2,387,781
12,200	Ritchie Bros Auctioneers	258,396
21,100	Ross Stores	1,244,689
66,200	Scientific Games Class A (1)	522,980
13,400	Strayer Education	1,873,722
67,600	VeriSign (1)	2,349,100
		17,439,880
	Consumer Staples — 1.1%
91,800	Dean Foods (1)	954,720
5,300	JM Smucker	340,684
		1,295,404
	Financial Services — 14.2%
13,300	Bank of Hawaii	574,427
82,800	Chimera Investment REIT	339,480
39,900	Comerica	1,427,622
26,500	Cullen/Frost Bankers	1,389,660
8,100	Digital Realty Trust REIT	483,813
77,800	HCC Insurance Holdings	2,060,144
16,600	Health Care REIT	848,260
53,200	KKR	674,576
35,800	Knight Capital Group (1)	466,474
14,800	LaSalle Hotel Properties REIT	350,612
44,000	Lazard LP Class A	1,623,600
12,200	PartnerRe	967,704
110,500	People’s United Financial	1,360,255
22,300	Reinsurance Group of America	1,116,561
19,900	Tanger Factory Outlet Centers REIT	953,608
7,000	West America Bancorp	350,140
22,500	Willis Group Holdings	715,500
56,000	WR Berkley	1,541,120
		17,243,556
	Health Care — 14.5%
5,300	Alexion Pharmaceuticals (1)	361,990
18,100	AMERIGROUP (1)	755,313
16,300	CareFusion (1)	393,482
30,100	DaVita (1)	2,159,675
28,400	DENTSPLY International	891,476
32,100	Emdeon Class A (1)	437,523
24,100	Emergency Medical Services (1)	1,310,558
13,275	Furiex Pharmaceuticals (1)	152,795
12,700	Gen-Probe (1)	615,061
18,600	Hologic (1)	297,972
11,900	Hospira (1)	707,812
35,200	Life Technologies (1)	1,766,336
20,000	LifePoint Hospitals (1)	678,400
43,500	Masimo	1,312,395
30,600	Nektar Therapeutics (1)	445,842
8,400	Onyx Pharmaceuticals (1)	225,372
84,900	Pharmaceutical Product Development	2,191,269
54,800	Universal Health Services Class B	2,261,596
18,600	West Pharmaceutical Services	663,834
		17,628,701
	Materials & Processing — 10.7%
18,200	Airgas	1,290,926
39,000	Cabot	1,326,780
17,800	Cabot Microelectronics (1)	687,614
93,600	Crown Holdings (1)	3,012,984
72,800	Pactiv (1)	2,415,504
12,300	Pan American Silver (2)	392,616
17,800	Reliance Steel & Aluminum	744,930
6,800	Royal Gold	336,668
34,100	Silgan Holdings	1,150,875
37,988	Sino-Forest (1) (2)	751,632
88,670	Yamana Gold	974,484
		13,085,013
	Other Energy — 2.2%
3,300	Cimarex Energy	253,275
13,100	Concho Resources (1)	899,577
38,000	SM Energy	1,583,840
		2,736,692
	Producer Durables — 7.1%
32,300	Aecom Technology (1)	855,627
6,300	Baldor Electric	264,726
24,900	Deluxe	508,956
21,000	Dover	1,115,100
35,450	IDEX	1,279,036
34,700	Iron Mountain	756,113
16,100	Kennametal	549,654

The accompanying notes are an integral part of the financial statements.

Shares		Value $

12,400	Regal-Beloit	715,604
86,500	Steelcase	727,465
64,100	Verisk Analytics Class A (1)	1,910,821
		8,683,102
	Technology — 12.7%
95,200	Amdocs (1)	2,920,736
155,100	Atmel (1)	1,374,186
85,000	Brocade Communications Systems (1)	537,200
10,400	Citrix Systems (1)	666,328
31,800	Digital River (1)	1,184,868
115,700	Integrated Device Technology (1)	681,473
51,100	Molex	1,037,330
53,200	National Semiconductor	728,840
88,200	Parametric Technology (1)	1,893,654
42,000	QLogic (1)	737,940
13,600	Rovi (1)	688,840
29,000	SRA International (1)	580,290
191,800	Tellabs	1,308,076
36,100	TIBCO Software (1)	693,842
11,400	VeriFone Systems (1)	385,662
		15,419,265
	Telecommunication Services — 1.3%
27,900	NII Holdings (1)	1,166,499
21,100	tw telecom (1)	388,240
		1,554,739
	Utilities — 5.2%
15,500	Cleco	484,685
33,500	Energen	1,495,440
27,800	MetroPCS Communications (1)	289,398
57,400	NeuStar Class A (1)	1,481,494
29,200	Northeast Utilities	913,376
23,600	Portland General Electric	493,240
23,000	Southern Union	577,990
21,400	Westar Energy	541,420
		6,277,043
	TOTAL COMMON STOCK
	(Cost $90,416,568)	102,741,388

	INVESTMENT COMPANIES — 3.9%
22,600	iShares Russell 2000 Index Fund	1,589,006
34,100	iShares Russell Midcap Index Fund	3,198,921
	TOTAL INVESTMENT
	COMPANIES (Cost $4,581,686)	4,787,927

	SHORT-TERM INVESTMENT (3) — 14.0%
17,040,621	JPMorgan Prime Money Market Fund, 0.040%
	(Cost $17,040,621)	17,040,621

	TOTAL INVESTMENTS — 102.3%
	(Cost $112,038,875)	124,569,936

	OTHER LIABILITIES IN EXCESS OF OTHER ASSETS — (2.3)%	(2,837,849)

	NET ASSETS — 100%	$121,732,087

(1)	Denotes non-income producing security.
(2)	Canadian domiciled company.
(3)	The rate shown represents the 7-day current yield as of October 31, 2010.

LP — Limited Partnership
REIT — Real Estate Investment Trust
Ser — Series

The accompanying notes are an integral part of the financial statements.

The following is a summary of the inputs used as of October 31, 2010, in valuing the Fund’s investments carried at value:

	Level 1	Level 2	Level 3	Total
Investments in Securities
Common Stock
Auto & Transportation	$1,377,993	$—	$—	$1,377,993
Consumer Discretionary	17,439,880	—	—	17,439,880
Consumer Staples	1,295,404	—	—	1,295,404
Financial Services	17,243,556	—	—	17,243,556
Health Care	17,628,701	—	—	17,628,701
Materials & Processing	13,085,013	—	—	13,085,013
Other Energy	2,736,692	—	—	2,736,692
Producer Durables	8,683,102	—	—	8,683,102
Technology	15,419,265	—	—	15,419,265
Telecommunication Services	1,554,739	—	—	1,554,739
Utilities	6,277,043	—	—	6,277,043
	102,741,388	—	—	102,741,388

Investment Companies	4,787,927	—	—	4,787,927

Short-Term Investment	17,040,621	—	—	17,040,621

Total Investments in Securities	$124,569,936	$—	$—	$124,569,936

There were no significant transfers between the levels during the reporting period, based on the input levels assigned under the hierarchy at the beginning and end of the reporting period.

The accompanying notes are an integral part of the financial statements.

Schroder North American Equity Fund

Schedule of Investments

October 31, 2010

Shares		Value $

	COMMON STOCK — 92.7%

	Argentina — 0.0%
3,900	MercadoLibre (1)	257,907

	Bahamas — 0.0%
5,400	Steiner Leisure (1)	209,358

	Bermuda — 0.5%
11,252	Accenture	503,077
11,200	Aspen Insurance Holdings	317,744
5,100	Axis Capital Holdings	173,451
12,800	Knightsbridge Tankers	278,144
14,600	Marvell Technology Group (1)	281,926
25,600	Montpelier Re Holdings	468,992
1,900	PartnerRe	150,708
13,400	Validus Holdings	380,024
		2,554,066
	Canada — 2.6%
4,300	AG Growth International	174,718
20,400	AGF Management Class B	331,758
7,400	Agrium	655,244
15,700	AltaGas Income Trust	313,877
21,700	ARC Energy Trust	459,174
3,100	Atco Class I	158,666
8,100	Baytex Energy Trust (Canada)	302,090
6,900	Bird Construction Income Fund	255,305
28,700	CAE	322,238
15,900	Cameco	492,340
5,596	Canadian Natural Resources	203,925
9,700	Canadian Oil Sands Trust	243,333
6,000	Canadian Utilities Class A	288,488
1,700	CCL Industries	49,887
7,100	Crescent Point Energy	281,519
10,200	Davis & Henderson Income Fund	204,420
19,600	Daylight Energy	191,018
5,100	Domtar	404,736
6,200	EnCana	175,309
9,700	Flint Energy Services (1)	151,655
20,600	Freehold Royalty Trust	384,140
9,900	Great-West Lifeco	258,844
28,900	HudBay Minerals	456,659
6,100	IGM Financial	258,392
3,100	Keyera Facilities Income Fund	96,295
700	Laurentian Bank of Canada	30,400
7,500	Loblaw	320,787
20,000	Manulife Financial	253,411
7,900	Migao (1)	56,213
1,500	Mosaid Technologies	39,970
5,700	National Bank of Canada	375,543
7,000	Petrominerales	179,517
14,500	Peyto Energy Trust	219,869
9,200	Power Corp. of Canada	256,975
8,500	Power Financial	256,193
8,896	Research In Motion (1)	506,484
16,200	Rogers Communications Class B	590,825
3,800	Royal Bank of Canada	202,848
8,600	Teck Resources (Canada) Class B	384,886
8,200	Tim Hortons	308,566
5,000	TMX Group	166,454
6,807	Toronto-Dominion Bank	490,700
9,900	TransCanada	366,015
7,879	Vermilion Energy	308,850
1,700	Zargon Energy Trust	34,003
22,100	Zarlink Semiconductor (1)	44,898
		12,507,437
	Cayman Islands — 0.0%
2,900	Consolidated Water	29,667

	China — 0.1%
10,000	China Automotive Systems (1)	156,200
11,600	China Sky One Medical (1)	105,676
27,600	China TransInfo Technology (1)	160,356
		422,232
	Ireland — 0.2%
21,300	Seagate Technology (1)	312,045
30,500	XL Group	645,075
		957,120
	Israel — 0.1%
6,500	Check Point Software Technologies ADR (1)	277,875
4,900	Teva Pharmaceutical Industries ADR	254,310
		532,185
	Puerto Rico — 0.0%
8,400	Triple-S Management (1)	141,708

	Switzerland — 0.7%
27,300	ACE	1,622,166
15,088	Garmin	495,490
4,600	Transocean (1)	291,456
15,300	Tyco Electronics	484,704
9,800	Tyco International	375,144
		3,268,960
	United States — 88.5%
	Consumer Discretionary — 9.2%
6,200	Advance Auto Parts	402,876

The accompanying notes are an integral part of the financial statements.

Shares		Value $

14,406	Amazon.com (1)	2,379,007
7,300	Best Buy	313,754
4,800	Big Lots (1)	150,576
23,900	Coach	1,195,000
108,200	Comcast Class A	2,226,756
10,900	Cooper Tire & Rubber	213,749
6,400	Darden Restaurants	292,544
3,000	Deckers Outdoor (1)	174,300
43,556	DIRECTV (1)	1,892,944
10,650	Dollar Tree (1)	546,451
12,900	Expedia	373,455
13,100	Family Dollar Stores	604,827
70,900	Ford Motor (1)	1,001,817
3,800	Fossil (1)	224,162
1,800	Fuel Systems Solutions (1)	73,764
16,200	Gentex	323,676
10,300	Guess?	400,876
20,900	Hasbro	966,625
11,900	Hillenbrand	255,731
39,893	Home Depot	1,231,896
12,000	Johnson Controls	421,440
6,600	JOS A Bank Clothiers (1)	287,760
6,100	Kirkland’s (1)	82,045
14,900	Limited Brands	437,911
15,400	Lowe’s	328,482
44,727	Mattel	1,043,481
53,081	McDonald’s	4,128,109
31,600	News Class A	456,936
21,500	Nike Class B	1,750,960
18,778	Nordstrom	723,141
25,823	Omnicom Group	1,135,179
10,900	PetSmart	407,987
7,000	Polaris Industries	497,630
7,878	Polo Ralph Lauren	763,221
500	priceline.com (1)	188,405
15,500	RadioShack	312,015
13,726	Ross Stores	809,697
13,500	Scripps Networks Interactive	687,015
8,200	Sherwin-Williams	598,354
15,800	Starbucks	449,984
5,700	Steven Madden (1)	241,110
40,500	Target	2,103,570
14,700	Tiffany	779,100
62,945	Time Warner	2,046,342
5,500	Time Warner Cable	318,285
28,598	TJX	1,312,362
7,600	Tractor Supply	300,960
12,200	TRW Automotive Holdings (1)	557,418
12,700	Tupperware Brands	569,087
16,600	Universal Travel Group (1)	92,960
8,100	Valassis Communications (1)	267,300
8,600	VF	715,864
45,700	Viacom Class B	1,763,563
58,372	Walt Disney	2,107,813
20,200	Wyndham Worldwide	580,750
7,600	Yum! Brands	376,656
		44,887,678
	Consumer Staples — 9.6%
52,200	Altria Group	1,326,924
6,500	Archer-Daniels-Midland	216,580
12,067	Avon Products	367,440
2,800	Church & Dwight	184,380
87,758	Coca-Cola	5,381,321
9,591	Colgate-Palmolive	739,658
26,373	Costco Wholesale	1,655,433
40,617	CVS Caremark	1,223,384
7,700	Energizer Holdings (1)	575,806
5,200	Flowers Foods	132,496
42,200	General Mills	1,584,188
19,865	HJ Heinz	975,570
10,313	Hormel Foods	473,573
16,237	Kellogg	816,071
21,400	Kimberly-Clark	1,355,476
47,800	Kraft Foods Class A	1,542,506
20,600	Kroger	453,200
14,700	Lorillard	1,254,498
13,512	McCormick	597,501
6,400	Nu Skin Enterprises	195,840
76,524	PepsiCo	4,997,017
87,091	Philip Morris International	5,094,823
121,111	Procter & Gamble	7,699,026
46,374	Sysco	1,366,178
43,141	Walgreen	1,461,617
93,723	Wal-Mart Stores	5,076,975
		46,747,481
	Energy — 10.5%
8,900	Alliance Resource Partners LP	523,676
13,100	Anadarko Petroleum	806,567
20,000	Apache	2,020,400
11,200	Arch Coal	275,408
7,500	Atwood Oceanics (1)	243,825
3,700	Buckeye Partners LP	234,247
93,420	Chevron	7,717,426
58,859	ConocoPhillips	3,496,225
20,500	Consol Energy	753,580
2,600	Continental Resources (1)	123,578
28,600	Devon Energy	1,859,572
4,900	Enbridge Energy Partners	301,301

The accompanying notes are an integral part of the financial statements.

Shares		Value $

14,552	Ensco International ADR	674,340
13,800	EOG Resources	1,320,936
202,290	Exxon Mobil	13,446,216
9,400	Forest Oil (1)	288,862
4,900	Gulf Island Fabrication	111,916
44,737	Halliburton	1,425,321
1,500	Hess	94,545
11,200	Hornbeck Offshore Services (1)	249,088
9,700	James River Coal (1)	167,907
37,200	Marathon Oil	1,323,204
8,800	MarkWest Energy Partners LP	335,456
8,820	Murphy Oil	574,711
26,800	National Oilwell Varco	1,440,768
13,000	Natural Resource Partners LP	377,000
13,800	Noble	476,514
6,800	Noble Energy	554,064
6,100	NuStar Energy LP	384,300
34,633	Occidental Petroleum	2,723,193
4,100	ONEOK Partners LP	321,153
11,800	Peabody Energy	624,220
13,000	Penn Virginia GP Holdings LP	326,430
11,300	Penn Virginia Resource Partners LP	304,535
6,100	Rowan (1)	200,690
42,872	Schlumberger	2,996,324
4,200	Southern Union	105,546
3,300	Southwestern Energy (1)	111,705
3,100	Sunoco Logistics Partners LP	247,969
10,000	TC Pipelines LP	492,500
29,800	Tetra Technologies (1)	290,848
12,900	Tidewater	595,077
3,600	Unit (1)	141,228
25,200	W&T Offshore	274,176
10,400	Williams	223,808
		51,580,355
	Financials — 13.7%
15,500	Advance America Cash Advance Centers	77,345
30,400	Aflac	1,699,056
3,000	Agree Realty REIT	76,500
40,900	Allstate	1,247,041
44,027	American Express	1,825,359
25,300	American Financial Group	773,674
20,700	Annaly Capital Management REIT	366,597
14,600	Anworth Mortgage Asset REIT	102,346
15,600	Apollo Investment (1)	171,444
16,300	Ares Capital	272,862
2,300	Arlington Asset Investment	54,487
11,500	Arthur J Gallagher	323,840
15,100	Assurant	597,054
408,650	Bank of America	4,674,956
7,500	Bank of Hawaii	323,925
29,700	Bank of New York Mellon	744,282
3,600	Bank of the Ozarks	136,836
25,100	Banner	41,666
38,298	BB&T	896,556
62,900	Berkshire Hathaway (1)	5,004,324
32,000	BGC Partners Class A	222,080
24,400	Brookfield Properties	421,953
13,500	Calamos Asset Management	161,865
13,500	Capital One Financial	503,145
12,600	Capstead Mortgage REIT	143,640
3,800	Charles Schwab	58,520
48,100	Chimera Investment REIT	197,210
8,844	Chubb	513,129
946,122	Citigroup (1)	3,945,329
1,200	CME Group	347,580
13,300	CNA Financial (1)	368,676
34,700	CNO Financial Group (1)	188,768
17,000	Commerce Bancshares	626,280
7,000	CommonWealth REIT	178,150
2,500	Credicorp	314,700
13,800	Cullen/Frost Bankers	723,672
37,200	CVB Financial	283,092
8,100	Delphi Financial Group Class A	219,267
34,318	Discover Financial Services	605,713
13,900	Equity One REIT	259,930
14,700	Federated Investors Class B	366,177
2,700	Financial Institutions	48,735
4,800	First Financial Holdings	50,160
4,300	Flushing Financial	56,545
4,000	Franklin Resources	458,800
22,723	Goldman Sachs Group	3,657,267
1,200	Great Southern Bancorp	26,988
26,000	Hartford Financial Services Group	623,480
8,600	Hatteras Financial REIT	251,808
10,900	HCC Insurance Holdings	288,632
13,400	Hercules Technology Growth Capital	136,412
22,500	Horace Mann Educators	420,525
174,063	JPMorgan Chase	6,549,991
45,100	Kimco Realty REIT	777,073
5,600	Life Partners Holdings	103,936
8,600	Loews	339,528
5,200	Mercury General	220,896
28,800	MetLife	1,161,504
44,700	MFA Financial REIT	353,577
79,100	Morgan Stanley	1,967,217
5,000	NBT Bancorp	110,250
19,600	Northern Trust	972,748

The accompanying notes are an integral part of the financial statements.

Shares		Value $

9,900	NYSE Euronext	303,336
8,000	OneBeacon Insurance Group	112,640
29,800	PNC Financial Services Group	1,606,220
7,800	Potlatch REIT	265,590
4,600	Principal Financial Group	123,464
34,200	Prospect Capital	338,238
16,300	Protective Life	390,711
15,400	Prudential Financial	809,732
16,100	Rayonier REIT	840,420
16,700	Redwood Trust REIT	236,806
18,400	Regions Financial	115,920
18,100	Selective Insurance Group	306,252
15,563	Simon Property Group REIT	1,494,359
7,000	StanCorp Financial Group	300,300
2,100	State Auto Financial	32,886
9,000	State Street	375,840
10,800	SunTrust Banks	270,216
5,400	SVB Financial Group (1)	234,036
1,800	T. Rowe Price Group	99,486
5,500	TowneBank	79,750
10,100	Transatlantic Holdings	531,260
29,081	Travelers	1,605,271
23,100	Trustco Bank NY	124,509
51,051	U.S. Bancorp	1,234,413
2,500	United Fire & Casualty	50,075
6,300	Universal Insurance Holdings	28,665
26,400	Unum Group	591,888
14,100	Waddell & Reed Financial Class A	409,887
10,300	Weingarten Realty Investors REIT	248,539
194,272	Wells Fargo	5,066,614
2,100	World Acceptance (1)	90,615
		66,953,036
	Health Care — 10.5%
74,933	Abbott Laboratories	3,845,562
33,313	Aetna	994,726
5,300	Affymax (1)	26,871
23,802	AmerisourceBergen	781,182
47,926	Amgen (1)	2,740,888
25,100	Ariad Pharmaceuticals (1)	92,368
38,700	AVI BioPharma (1)	82,044
34,272	Baxter International	1,744,445
15,500	Becton Dickinson	1,170,560
7,600	Biogen Idec (1)	476,596
2,800	BioMarin Pharmaceutical (1)	73,248
2,100	Bio-Rad Laboratories (1)	190,302
85,171	Bristol-Myers Squibb	2,291,100
5,000	Catalyst Health Solutions (1)	189,250
10,500	Celgene (1)	651,735
2,500	Cepheid (1)	52,600
3,100	Cerner (1)	272,273
4,700	Covance (1)	220,853
11,362	DaVita (1)	815,223
1,500	Dionex (1)	133,845
47,861	Eli Lilly	1,684,707
2,200	Emergent Biosolutions (1)	39,754
3,700	Enzon Pharmaceuticals (1)	41,625
30,900	Exelixis (1)	137,814
28,124	Express Scripts (1)	1,364,576
9,200	Genzyme (1)	663,596
21,702	Gilead Sciences (1)	860,918
4,800	Hospira (1)	285,504
6,900	Incyte (1)	114,954
123,484	Johnson & Johnson	7,862,226
8,200	Laboratory Corp. of America Holdings (1)	666,824
1,900	Martek Biosciences (1)	41,705
18,003	McKesson	1,187,838
7,700	Medco Health Solutions (1)	404,481
4,900	Mednax (1)	290,129
60,403	Medtronic	2,126,790
144,807	Merck	5,253,598
1,700	OncoGenex Pharmaceutical (1)	26,843
8,500	Parexel International (1)	182,750
288,747	Pfizer	5,024,198
10,300	Pharmaceutical Product Development	265,843
18,300	Quest Diagnostics	899,262
6,600	ResMed (1)	210,342
14,600	Sciclone Pharmaceuticals (1)	49,202
18,700	St. Jude Medical (1)	716,210
30,499	Stryker	1,509,396
4,900	Thermo Fisher Scientific (1)	251,958
25,600	UnitedHealth Group	922,880
2,600	US Physical Therapy (1)	48,802
7,700	Varian Medical Systems (1)	486,794
10,908	Waters (1)	808,610
		51,275,800
	Industrials — 9.4%
36,335	3M	3,060,133
5,100	Alaska Air Group (1)	269,280
6,500	AO Smith	364,195
3,700	AZZ	137,418
26,600	Boeing	1,879,024
32,008	Caterpillar	2,515,829
11,100	CH Robinson Worldwide	782,328
14,200	Crane	543,292
25,566	CSX	1,571,031
7,400	Cummins	651,940
6,500	Danaher	281,840

The accompanying notes are an integral part of the financial statements.

Shares		Value $

25,600	Deere	1,966,080
13,800	Deluxe	282,072
8,300	Donaldson	404,376
6,800	Dover	361,080
5,000	Equifax	165,650
12,800	Expeditors International of Washington	631,808
2,100	FedEx	184,212
7,279	Flowserve	727,900
8,600	Fluor	414,434
2,647	General Dynamics	180,314
391,389	General Electric	6,270,052
11,700	Goodrich	960,219
6,300	Graco	216,783
50,691	Honeywell International	2,388,053
9,000	Hubbell Class B	486,180
26,200	Illinois Tool Works	1,197,340
13,800	ITT	651,222
23,500	Lockheed Martin	1,675,315
22,593	Norfolk Southern	1,389,243
9,100	Precision Castparts	1,242,878
6,500	Rockwell Collins	393,315
8,500	Teledyne Technologies (1)	353,345
12,200	Textainer Group Holdings	316,956
6,800	Toro	385,968
28,000	Union Pacific	2,455,040
53,364	United Parcel Service Class B	3,593,532
45,195	United Technologies	3,379,230
9,032	WW Grainger	1,120,239
		45,849,146
	Information Technology — 16.4%
48,700	Advanced Micro Devices (1)	356,971
8,600	Altera	268,406
47,800	Amkor Technology (1)	344,638
7,000	Analog Devices	235,690
38,939	Apple (1)	11,715,577
20,200	BMC Software (1)	918,292
6,200	Cabot Microelectronics (1)	239,506
2,300	CACI International Class A (1)	115,276
18,400	Cirrus Logic (1)	236,440
211,885	Cisco Systems (1)	4,837,334
4,900	Cognizant Technology Solutions Class A (1)	319,431
12	Computer Sciences	589
13,500	Corning	246,780
100,499	Dell (1)	1,445,176
5,400	Diebold	165,510
67,900	eBay (1)	2,024,099
111,000	EMC (1)	2,332,110
10,349	Google Class A (1)	6,343,834
26,300	GSI Technology (1)	182,785
19,467	Harris	879,714
106,933	Hewlett-Packard	4,497,602
5,900	Hittite Microwave (1)	304,853
9,500	iGate	194,180
257,574	Intel	5,169,510
7,400	InterDigital (1)	248,418
58,294	International Business Machines	8,371,018
4,200	j2 Global Communications (1)	110,670
22,900	Kulicke & Soffa Industries (1)	142,438
12,800	Lender Processing Services	369,152
16,700	Lexmark International Class A (1)	635,101
5,700	Loral Space & Communications (1)	317,091
2,100	Mantech International Class A (1)	82,341
1,300	Mastercard Class A	312,078
21,400	Micrel	254,874
11,900	Microchip Technology	382,942
349,150	Microsoft	9,301,356
41,300	Motorola (1)	336,595
10,300	Nanometrics (1)	138,741
4,600	NetApp (1)	244,950
68,500	ON Semiconductor (1)	525,395
130,181	Oracle	3,827,321
48,677	QUALCOMM	2,196,793
10,800	Rosetta Stone (1)	250,020
1,000	Salesforce.com (1)	116,070
28,000	SanDisk (1)	1,052,240
9,700	Skyworks Solutions (1)	222,227
41,300	Symantec (1)	668,234
13,800	Synopsys (1)	353,004
16,600	Teradata (1)	653,376
67,222	Texas Instruments	1,987,755
9,900	Veeco Instruments (1)	414,315
11,500	Visa	898,955
23,448	Western Digital (1)	750,805
86,100	Xerox	1,007,370
36,700	Xilinx	983,927
		80,529,875
	Materials — 3.7%
3,000	Air Products & Chemicals	254,910
7,800	Arch Chemicals	276,978
14,300	Ball	920,348
26,500	Bemis	841,640
12,700	Buckeye Technologies	229,235
4,282	CF Industries Holdings	524,673
32,900	Dow Chemical	1,014,307
4,100	Eastman Chemical	322,137
50,600	EI du Pont de Nemours	2,392,368

The accompanying notes are an integral part of the financial statements.

Shares		Value $

28,000	Freeport-McMoRan Copper & Gold	2,651,040
59,800	Hecla Mining (1)	412,022
6,900	Kaiser Aluminum	310,431
14	Lubrizol	1,435
29,040	Monsanto	1,725,557
3,800	NewMarket	450,376
29,700	Newmont Mining	1,807,839
18,200	PPG Industries	1,395,940
3,300	Praxair	301,422
17,800	RPM International	368,638
4,800	Scotts Miracle-Gro Class A	256,320
11,000	Sealed Air	254,650
10,400	Sensient Technologies	336,024
22,800	Sonoco Products	763,800
1,200	Terra Nitrogen	137,700
		17,949,790
	Telecommunication Services — 3.0%
274,539	AT&T	7,824,361
23,900	CenturyLink	988,982
13,000	NII Holdings (1)	543,530
1,900	Shenandoah Telecommunications (1)	34,675
15,800	tw telecom (1)	290,720
130,630	Verizon Communications	4,241,556
67,900	Windstream	859,614
		14,783,438
	Utilities — 2.5%
2,800	Amerigas Partners LP	130,144
13,600	Centerpoint Energy	225,216
28,700	CMS Energy	527,506
20,360	Consolidated Edison	1,012,299
6,500	Dominion Resources	282,490
10,900	DPL	284,490
21,500	Duke Energy	391,515
11,547	Edison International	426,084
44,471	Emerson Electric	2,441,458
3,500	Energen	156,240
40,100	Exelon	1,636,882
6,200	FirstEnergy	225,184
31,356	Frontier Communications	275,306
1,400	IDACORP	51,520
3,500	Integrys Energy Group	186,165
6,000	MDU Resources Group	119,580
14,800	NeuStar Class A (1)	381,988
4,500	Northwest Natural Gas	221,805
23,837	PG&E	1,139,886
16,900	Piedmont Natural Gas	498,381
34,208	Southern	1,295,457
19,600	Xcel Energy	467,656
		12,377,252
	Total United States	432,933,851
	TOTAL COMMON STOCK (Cost $422,806,272)	453,814,491

	RIGHT — 0.0%
	United States — 0.0%
7,363	Fresenius Kabi Pharmaceuticals Holding, Expires 06/30/11 (1) (Cost $7,363)	343

	SHORT-TERM INVESTMENT (2) — 7.9%
38,449,588	JPMorgan Prime Money Market Fund, 0.040% (Cost $38,449,588)	38,449,588

	TOTAL INVESTMENTS — 100.6% (Cost $461,263,223)	492,264,422

	OTHER LIABILITIES IN EXCESS OF OTHER ASSETS — (0.6)%	(2,961,789)

	NET ASSETS — 100%	$489,302,633

(1)          Denotes non-income producing security.

(2)          The rate shown represents the 7-day current yield as of October 31, 2010.

ADR — American Depositary Receipt

CAD — Canadian Dollar

LP — Limited Partnership

REIT — Real Estate Investment Trust

USD — United States Dollar

A summary of the open futures contracts held by the Fund at October 31, 2010, is as follows:

	Number of
Type of	Contracts	Expiration	Unrealized
Contract	Long	Date	Appreciation
S&P 500 Index E-MINI	584	Dec-2010	$2,290,230

The accompanying notes are an integral part of the financial statements.

A summary of the outstanding forward foreign currency contracts held by the Fund at October 31, 2010, is as follows:

Settlement					Unrealized
Date	Currency to Deliver		Currency to Receive		Depreciation	Counterparty
11/19/10	CAD	13,610,535	USD	13,347,273	$(5,235)	Royal Bank of Canada

The following is a summary of the inputs used as of October 31, 2010, in valuing the Fund’s investments carried at value:

	Level 1	Level 2	Level 3	Total
Investments in Securities
Common Stock
Argentina	$257,907	$—	$—	$257,907
Bahamas	209,358	—	—	209,358
Bermuda	2,554,066	—	—	2,554,066
Canada	12,507,437	—	—	12,507,437
Cayman Islands	29,667	—	—	29,667
China	422,232	—	—	422,232
Ireland	957,120	—	—	957,120
Israel	532,185	—	—	532,185
Puerto Rico	141,708	—	—	141,708
Switzerland	3,268,960	—	—	3,268,960
United States
Consumer Discretionary	44,887,678	—	—	44,887,678
Consumer Staples	46,747,481	—	—	46,747,481
Energy	51,580,355	—	—	51,580,355
Financials	66,953,036	—	—	66,953,036
Health Care	51,275,800	—	—	51,275,800
Industrials	45,849,146	—	—	45,849,146
Information Technology	80,529,875	—	—	80,529,875
Materials	17,949,790	—	—	17,949,790
Telecommunication Services	14,783,438	—	—	14,783,438
Utilities	12,377,252	—	—	12,377,252
	432,933,851	—	—	432,933,851
Right
United States	343	—	—	343

Short-Term Investment	38,449,588	—	—	38,449,588

Total Investments in Securities	$492,264,422	$—	$—	$492,264,422

Other Financial Instruments
Futures — Unrealized Appreciation	$2,290,230	$—	$—	$2,290,230
Forwards — Unrealized Depreciation	—	(5,235)	—	(5,235)
Total Other Financial Instruments	$2,290,230	$(5,235)	$—	$2,284,995

There were no significant transfers between the levels during the reporting period, based on the input levels assigned under the hierarchy at the beginning and end of the reporting period.

The accompanying notes are an integral part of the financial statements.

Schroder Total Return Fixed Income Fund

Schedule of Investments

October 31, 2010

Principal Amount ($)		Value $

	CORPORATE OBLIGATIONS (1) — 36.9%
	Abbott Laboratories
255,000	4.125%, 05/27/20	275,066
	Advance Auto Parts
340,000	5.750%, 05/01/20	374,339
	Air Canada (2)
355,000	9.250%, 08/01/15	371,863
	Alliance One International
240,000	10.000%, 07/15/16	265,200
	Altria Group
305,000	9.950%, 11/10/38	440,698
	Anheuser-Busch InBev Worldwide (2)
40,000	7.750%, 01/15/19	51,809
525,000	5.375%, 11/15/14	593,654
	AT&T
605,000	6.550%, 02/15/39	691,527
	Atlas Energy Operating LLC
55,000	10.750%, 02/01/18	62,150
	Atmos Energy
125,000	8.500%, 03/15/19	161,463
	Avis Budget Car Rental LLC (2)
360,000	8.250%, 01/15/19	365,400
	Bank of America
230,000	6.000%, 09/01/17	247,813
585,000	5.650%, 05/01/18	616,643
	Bank of Nova Scotia (3)
1,405,000	0.589%, 10/18/12	1,404,452
	Barclays Bank
610,000	6.750%, 05/22/19	725,947
755,000	5.140%, 10/14/20	748,086
	Berkshire Hathaway (3)
1,225,000	0.834%, 02/11/13	1,231,908
	Berry Petroleum
375,000	6.750%, 11/01/20	388,125
	Browning-Ferris Industries
165,000	7.400%, 09/15/35	200,216
	Calpine (2)
330,000	7.875%, 07/31/20	347,325
	Canadian Imperial Bank of Commerce (2)
1,360,000	2.000%, 02/04/13	1,396,573
	Case New Holland
265,000	7.750%, 09/01/13	290,837
	CBS
200,000	4.300%, 02/15/21	198,707
	Cenovus Energy
170,000	6.750%, 11/15/39	204,246
	Cequel Communications Holding I LLC (2)
325,000	8.625%, 11/15/17	349,375
	Cie de Financement Foncier (2)
500,000	2.125%, 04/22/13	510,876
	Clearwater Paper (2)
370,000	7.125%, 11/01/18	388,500
	CNA Financial
470,000	7.350%, 11/15/19	530,587
	Commonwealth Edison
290,000	4.000%, 08/01/20	302,872
	Consolidated Edison of New York
85,000	4.450%, 06/15/20	93,224
	Continental Airlines (2)
255,000	6.750%, 09/15/15	266,794
	COX Communications (2)
275,000	8.375%, 03/01/39	362,725
	Credit Suisse NY
995,000	6.000%, 02/15/18	1,119,631
	Crosstex Energy
245,000	8.875%, 02/15/18	265,825
	CSX
175,000	6.150%, 05/01/37	190,640
	CVS Caremark
310,000	5.750%, 06/01/17	358,107
	DaVita
395,000	6.375%, 11/01/18	404,875
	Delta Air Lines (2)
266,000	9.500%, 09/15/14	293,930
	Deutsche Telekom International Finance BV
275,000	8.750%, 06/15/30	382,578
	Digital Realty Trust (2)
425,000	5.875%, 02/01/20	452,647
	DnB Boligkreditt (2)
595,000	2.100%, 10/14/15	596,754
	Duke Energy Carolinas LLC
60,000	4.300%, 06/15/20	65,378
	DuPont Fabros Technology
375,000	8.500%, 12/15/17	407,812
	EI du Pont de Nemours
265,000	4.900%, 01/15/41	261,916
	El Paso Pipeline Partners Operating LLC
310,000	6.500%, 04/01/20	339,682
	Enbridge Energy Partners
190,000	5.500%, 09/15/40	186,650

The accompanying notes are an integral part of the financial statements.

Principal Amount ($)		Value $

	Energy Transfer Partners LP
280,000	9.000%, 04/15/19	357,859
100,000	7.500%, 07/01/38	116,122
	EQT
60,000	8.125%, 06/01/19	73,942
	Expro Finance Luxembourg SCA (2)
325,000	8.500%, 12/15/16	321,750
	Finland Government International Bond (2)
705,000	1.250%, 10/19/15	702,738
	Ford Motor Credit LLC
255,000	6.625%, 08/15/17	285,596
	Frontier Communications (2)
75,000	8.500%, 04/15/20	87,000
255,000	8.125%, 10/01/18	291,975
	Goldman Sachs Group
570,000	5.375%, 03/15/20	604,215
870,000	3.700%, 08/01/15	901,869
	GXS Worldwide (2)
320,000	9.750%, 06/15/15	332,000
	Hartford Financial Services Group
245,000	5.500%, 03/30/20	250,916
	HCA
185,000	7.250%, 09/15/20	203,269
	Helix Energy Solutions Group (2)
310,000	9.500%, 01/15/16	322,400
	Hess
250,000	6.000%, 01/15/40	270,536
	HSBC Bank (2)
415,000	3.500%, 06/28/15	439,908
	Jabil Circuit
370,000	5.625%, 12/15/20	370,740
	JC Penney
245,000	5.750%, 02/15/18	241,937
	JPMorgan Chase
580,000	4.250%, 10/15/20	585,410
	JPMorgan Chase Bank
475,000	6.000%, 10/01/17	541,355
	JPMorgan Chase Capital XXVII
240,000	7.000%, 11/01/39	243,535
	Kinder Morgan Energy Partners
195,000	6.500%, 09/01/39	207,575
	Kraft Foods
230,000	6.875%, 02/01/38	273,808
125,000	5.375%, 02/10/20	140,305
	Macy’s Retail Holdings
260,000	6.700%, 07/15/34	259,350
	Magellan Midstream Partners LP
60,000	6.550%, 07/15/19	71,460
	Marathon Oil
51,000	7.500%, 02/15/19	65,785
	MarkWest Energy Partners
255,000	6.750%, 11/01/20	262,013
	McDonald’s
405,000	6.300%, 03/01/38	485,355
	McKesson
225,000	7.500%, 02/15/19	282,120
	Midamerican Energy Holdings
345,000	5.750%, 04/01/18	400,428
	Nabors Industries (2)
195,000	6.150%, 02/15/18	217,488
	NBC Universal (2)
435,000	5.150%, 04/30/20	472,932
575,000	4.375%, 04/01/21	588,521
	Nevada Power, Series L
85,000	5.875%, 01/15/15	97,732
	Newell Rubbermaid
220,000	4.700%, 08/15/20	229,151
	Newmont Mining
185,000	6.250%, 10/01/39	208,380
	Nextel Communications
70,000	6.875%, 10/31/13	70,875
	Nisource Finance
145,000	6.125%, 03/01/22	165,237
	Nordstrom
235,000	6.750%, 06/01/14	274,393
155,000	4.750%, 05/01/20	165,307
	Norfolk Southern
190,000	5.900%, 06/15/19	224,610
	Pacific LifeCorp (2)
280,000	6.000%, 02/10/20	300,751
	PepsiCo
280,000	4.875%, 11/01/40	279,556
	Petrobras International Finance
185,000	5.750%, 01/20/20	207,874
	Petrohawk Energy (2)
300,000	7.250%, 08/15/18	312,750
	Plains All American Pipeline
55,000	8.750%, 05/01/19	70,342
	Plains Exploration & Production
305,000	7.625%, 04/01/20	330,163
	Pride International
315,000	6.875%, 08/15/20	358,312
	Prudential Financial
260,000	4.750%, 09/17/15	283,825

The accompanying notes are an integral part of the financial statements.

Principal Amount ($)		Value $

	Qwest
115,000	7.625%, 06/15/15	133,112
	Rent-A-Center (2)
370,000	6.625%, 11/15/20	375,550
	Republic Services (2)
60,000	5.250%, 11/15/21	66,699
	Reynolds American
470,000	7.625%, 06/01/16	553,902
210,000	7.250%, 06/15/37	219,273
	Reynolds Group Issuer (2)
375,000	7.125%, 04/15/19	392,812
	Royal Bank of Canada
205,000	2.625%, 12/15/15	213,567
	Royal Bank of Scotland (2)
1,525,000	2.625%, 05/11/12	1,557,377
	Sabra Health Care (2)
370,000	8.125%, 11/01/18	384,800
	Severstal Columbus LLC (2)
105,000	10.250%, 02/15/18	111,825
	Simon Property Group
70,000	5.650%, 02/01/20	79,224
	Sino-Forest (2)
275,000	6.250%, 10/21/17	277,406
	Sparebanken 1 Boligkreditt (2)
365,000	1.250%, 10/25/13	366,300
	Svenska Handelsbanken (2)
515,000	4.875%, 06/10/14	567,588
	Symantec
415,000	4.200%, 09/15/20	418,827
	Talisman Energy
290,000	6.250%, 02/01/38	316,498
	Teck Resources
135,000	10.750%, 05/15/19	172,719
	Telecom Italia Capital
500,000	6.175%, 06/18/14	559,103
	Time Warner
325,000	6.100%, 07/15/40	347,275
	TransCanada PipeLines
125,000	6.100%, 06/01/40	140,007
	United Business Media (2)
315,000	5.750%, 11/03/20	320,148
	UnitedHealth Group
270,000	5.700%, 10/15/40	270,194
	Univision Communications (2)
335,000	7.875%, 11/01/20	353,425
	US Bank
440,000	4.950%, 10/30/14	494,689
	Vale Overseas
105,000	5.625%, 09/15/19	117,952
	Valero Energy
295,000	6.125%, 02/01/20	327,122
90,000	4.500%, 02/01/15	96,697
	Wachovia Bank (3)
685,000	0.834%, 11/03/14	656,091
	Wal-Mart Stores
720,000	3.625%, 07/08/20	737,222
	Waste Management
95,000	4.750%, 06/30/20	102,354
	Watson Pharmaceuticals
285,000	6.125%, 08/15/19	332,104
	WellPoint
110,000	5.800%, 08/15/40	110,533
	Whirlpool
160,000	8.000%, 05/01/12	174,655
	Windstream (2)
330,000	7.875%, 11/01/17	362,175
	WPP Finance UK
295,000	8.000%, 09/15/14	351,703
	Yum! Brands
150,000	6.875%, 11/15/37	173,575

	TOTAL CORPORATE OBLIGATIONS (Cost $44,092,663)	46,871,398

	U.S. GOVERNMENT MORTGAGE-BACKED OBLIGATIONS — 33.5%
	FHLMC
1,246,175	5.500%, 05/01/38	1,336,634
1,559,456	5.500%, 07/01/39	1,674,606
2,254,601	5.000%, 08/01/40	2,392,796
1,574,193	4.500%, 10/15/24	1,677,084
	FHLMC Gold
142,624	6.500%, 07/01/32	157,167
11,280	6.000%, 12/01/28	12,566
	FHLMC IO REMIC (3) (4)
30	1161.253% NM, 01/15/22	722
	FHLMC REMIC
741,000	4.500%, 12/15/32	800,216
	FHLMC TBA
5,050,000	4.000%, 11/15/40	5,199,132
2,245,000	3.500%, 12/15/25	2,315,857
	FNMA
61,796	7.500%, 12/01/29	69,443
1	7.000%, 12/01/10	1
75,734	6.000%, 12/01/28	82,272
118,785	6.000%, 10/01/29	129,040
1,871,486	6.000%, 05/01/36	2,033,068

The accompanying notes are an integral part of the financial statements.

Principal Amount ($)		Value $

1,545,736	6.000%, 09/01/37	1,679,193
882,794	5.500%, 11/01/34	948,393
2,874,909	5.500%, 10/01/35	3,088,537
2,452,485	5.500%, 07/01/38	2,634,725
2,230,682	5.000%, 07/01/18	221,534
1,449,710	5.000%, 07/01/18	153,216
581,344	5.000%, 10/01/29	620,058
352,471	4.000%, 11/01/40	363,729
233,076	3.950%, 05/25/34	232,924
	FNMA REMIC
2,171,842	5.500%, 01/25/19	222,805
420,000	5.000%, 04/25/34	459,344
271,389	5.000%, 07/25/37	296,904
	FNMA TBA
155,000	4.000%, 11/30/40	159,844
	GNMA
11,653	8.000%, 11/15/17	13,151
9,942	8.000%, 06/15/26	11,220
63,340	7.000%, 09/15/23	71,364
94,608	6.000%, 10/20/32	103,610
293,895	6.000%, 06/20/35	324,079
1,473,000	5.000%, 12/20/33	1,614,902
515,000	4.500%, 06/16/27	562,498
1,135,000	4.500%, 06/20/27	1,242,504
920,000	4.500%, 06/20/39 (5)	974,050
905,000	4.500%, 08/20/40	978,565
482,000	4.000%, 09/20/38	504,960
2,975,017	3.000%, 07/20/40	3,077,260
1,140,422	0.776%, 12/20/38	1,146,665
1,239,046	0.756%, 07/20/37	1,245,174
53,294	0.706%, 11/20/38	53,501
	GNMA IO (2) (4)
262,474	4.500%, 11/20/32	23,667
936,065	4.500%, 06/20/33	102,209
	GNMA TBA
1,515,000	4.000%, 11/01/40	1,575,127

	TOTAL U.S. GOVERNMENT MORTGAGE-BACKED OBLIGATIONS (Cost $42,037,855)	42,586,316

	U.S. TREASURY OBLIGATIONS (1) — 30.0%
	U.S. Treasury Bill (6)
8,700,000	0.093%, 12/02/10	8,699,165
5,000,000	0.149%, 12/23/10	4,998,990
	U.S. Treasury Bond
4,740,000	4.375%, 05/15/40	5,049,602
	U.S. Treasury Inflation Index Note
1,255,000	2.500%, 01/15/29	1,573,901
	U.S. Treasury Note
6,285,000	2.625%, 08/15/20	6,291,876
8,105,000	1.250%, 09/30/15	8,144,261
3,160,000	0.500%, 10/15/13	3,160,246
130,000	0.375%, 09/30/12	130,112

	TOTAL U.S. TREASURY OBLIGATIONS (Cost $37,986,003)	38,048,153

	COMMERCIAL MORTGAGE-BACKED OBLIGATIONS — 7.6%
	Bear Stearns Commercial Mortgage Securities, Series 2002-TOP6, Class A2
900,115	6.460%, 10/15/36	947,331
	Bear Stearns Commercial Mortgage Securities, Series 2005-T20, Class A4A (3)
986,000	5.149%, 10/12/42	1,085,760
	Bear Stearns Commercial Mortgage Securities, Series T14 (3)
453,000	5.200%, 01/12/41	491,895
	Credit Suisse First Boston Mortgage Securities, Series CKN2
575,000	6.133%, 04/15/37	603,549
	Four Times Square Trust (2)
793,000	5.401%, 12/13/28	864,712
	GS Mortgage Securities II, Series C1
427,000	4.592%, 08/10/43	454,578
	JP Morgan Chase Commercial Mortgage Securities (2)
870,000	4.070%, 11/15/43	875,881
	LB-UBS Commercial Mortgage Trust, Series 2001-C7, Class A5
835,000	6.133%, 12/15/30	867,011
	LB-UBS Commercial Mortgage Trust, Series 2002-C7, Class A4
350,000	4.960%, 12/15/31	374,491
	Morgan Stanley Capital I, Series 2003-T11, Class A4
1,225,000	5.150%, 06/13/41	1,325,074
	OBP Depositor LLC Trust (2)
760,000	4.646%, 07/15/45	817,256
	Vornado DP LLC, Series VNO
926,000	4.004%, 09/13/28	939,285

	TOTAL COMMERCIAL MORTGAGE-BACKED OBLIGATIONS (Cost $9,371,175)	9,646,823

The accompanying notes are an integral part of the financial statements.

Principal
Amount ($)/Shares		Value $

	MUNICIPAL BONDS — 0.7%
	Texas — 0.4%
580,000	University of Texas System, RB
	4.794%, 08/15/46	556,295

	Utah — 0.3%
315,000	State of Utah, GO
	3.539%, 07/01/25	309,466

	TOTAL MUNICIPAL BONDS (Cost $895,000)	865,761

	COLLATERALIZED MORTGAGE OBLIGATIONS — 0.3%
	NCUA Guaranteed Notes (5)
285,000	1.840%, 10/07/20	286,113
	Residential Accredit Loans, Series 1999-QS4, Class A1
19,087	6.250%, 03/25/14	19,558
	Salomon Brothers Mortgage Securities VII, Series 2001-CPB1, Class A (3)
10,285	3.023%, 12/25/30	10,678

	TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS (Cost $314,495)	316,349

	SHORT-TERM INVESTMENT (7) — 0.5%
675,363	JPMorgan Prime Money Market Fund, 0.040% (Cost $675,363)	675,363

	TOTAL INVESTMENTS — 109.5% (Cost $135,372,554)	139,010,163
	OTHER LIABILITIES IN EXCESS OF OTHER ASSETS — (9.5)%	(12,030,349)

	NET ASSETS — 100%	$126,979,814

(1)	Securities, or a portion of these securities, have been pledged as collateral on open derivative positions and mortgage dollar rolls.
(2)

Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration normally to qualified institutions. On October 31, 2010, the value of these securities amounted to $18,558,268 representing 14.6% of the net assets of the Fund.

(3)	Variable Rate Security — Rate disclosed is as of October 31, 2010.
(4)	Security considered illiquid. On October 31, 2010 the value of these securities amounted to $126,598 representing 0.1% of the net assets of the Fund.
(5)	Security is fair valued. (See Note 2 in Notes to Financial Statements).
(6)	Zero Coupon Security — Rate disclosed is the effective yield at time of purchase.
(7)	The rate shown represents the 7-day current yield as of October 31, 2010.

FHLMC — Federal Home Loan Mortgage Corporation

FNMA — Federal National Mortgage Association

GNMA — Government National Mortgage Association

GO — General Obligation

IO — Interest Only

LLC — Limited Liability Corporation

LP — Limited Partnership

NM — Not Meaningful

RB — Revenue Bond

REMIC — Real Estate Mortgage Investment Conduit

TBA — To Be Announced

A summary of the open futures contracts held by the Fund at October 31, 2010, is as follows:

	Number of		Unrealized
Type of	Contracts	Expiration	Appreciation
Contract	Long (Short)	Date	(Depreciation)
Australian 10-Year Bond	23	Dec-2010	$(36,166)
Canadian 10-Year Bond	27	Dec-2010	13,307
U.S. 10-Year Treasury Note	(159)	Dec-2010	(39,977)
U.S. 2-Year Treasury Note	(17)	Dec-2010	(14,373)
U.S. 5-Year Treasury Note	(26)	Dec-2010	(27,638)
U.S. Long Treasury Bond	(15)	Dec-2010	61,381
			$(43,466)

The accompanying notes are an integral part of the financial statements.

The following is a summary of the inputs used as of October 31, 2010, in valuing the Fund’s investments carried at value:

	Level 1	Level 2	Level 3	Total
Investments in Securities
Corporate Obligations	$—	$46,871,398	$—	$46,871,398
U.S. Government Mortgage-Backed Obligations	—	42,586,316	—	42,586,316
U.S. Treasury Obligations	—	38,048,153	—	38,048,153
Commercial Mortgage-Backed Obligations	—	9,646,823	—	9,646,823
Municipal Bonds	—	865,761	—	865,761
Collateralized Mortgage Obligations	—	316,349	—	316,349
Short-Term Investment	675,363	—	—	675,363

Total Investments in Securities	$675,363	$138,334,800	$—	$139,010,163

Other Financial Instruments
Futures — Unrealized Appreciation	$74,688	$—	$—	$74,688
Futures — Unrealized Depreciation	(118,154)	—	—	(118,154)
Total Other Financial Instruments	$(43,466)	$—	$—	$(43,466)

There were no significant transfers between the levels during the reporting period, based on the input levels assigned under the hierarchy at the beginning and end of the reporting period.

The accompanying notes are an integral part of the financial statements.

Schroder Multi-Asset Growth Portfolio

Schedule of Investments *

October 31, 2010

Shares		Value $

	EQUITIES — 42.3%
	Domestic Equity — 19.6%
354	iShares S&P 500 Index Fund	42,069
139,225	Schroder U.S. Small and Mid Cap Opportunities Fund, Investor Shares (1) (2)	1,563,501
		1,605,570
	International Equities — 22.7%
3,056	iShares MSCI All Country Asia ex Japan Index Fund	190,358
5,915	iShares MSCI EAFE Index Fund	337,214
3,598	iShares MSCI Pacific ex-Japan Index Fund	163,997
24,829	Schroder Emerging Market Equity Fund, Investor Shares (2)	333,199
20,781	Schroder International Alpha Fund, Investor Shares (2)	218,405
69,808	Schroder International Multi-Cap Value Fund, Investor Shares (2)	624,783
		1,867,956
	TOTAL EQUITIES
	(Cost $2,469,038)	3,473,526

	FIXED INCOME — 34.5%
	Corporate Bond — 5.5%
4,008	iShares iBoxx Investment Grade Corporate Bond Fund	450,339

	Emerging Market Bonds — 12.4%
30,307	PIMCO Developing Local Markets Fund	325,194
28,989	PIMCO Emerging Local Bond Fund	322,937
21,464	PIMCO Emerging Markets Bond Fund	247,689
4,204	PowerShares Emerging Markets Sovereign Debt Portfolio	118,931
		1,014,751
	High Yield Bonds — 16.6%
96,498	Goldman Sachs High Yield Fund	705,400
65,789	T. Rowe Price High Yield Fund	658,550
		1,363,950
	TOTAL FIXED INCOME
	(Cost $2,578,911)	2,829,040

	COMMODITIES — 8.3%
77,815	PIMCO Commodity RealReturn Strategy Fund
	(Cost $598,348)	683,218

	REAL ESTATE — 5.4%
3,899	iShares Dow Jones U.S. Real Estate Index Fund	214,133
6,619	iShares S&P World ex-U.S. Property Index Fund	227,959

	TOTAL REAL ESTATE
	(Cost $450,176)	442,092

	INFRASTRUCTURE — 4.0%
173,089	HSBC Infrastructure
	(Cost $314,660)	325,491

	PRIVATE EQUITY — 0.7%
5,534	PowerShares Listed Private Equity Portfolio
	(Cost $64,019)	58,439

	SHORT-TERM INVESTMENT (3) — 4.5%
369,578	JPMorgan Prime Money Market Fund, 0.040%
	(Cost $369,578)	369,578

	TOTAL INVESTMENTS — 99.7%
	(Cost $6,844,730)	8,181,384
	OTHER ASSETS LESS LIABILITIES — 0.3%	26,324

	NET ASSETS — 100%	$8,207,708

*	Investment categories are based on the underlying investments of the invested security.

(1)	Denotes non-income producing security.
(2)	Affiliated fund.
(3)	The rate shown represents the 7-day current yield as of October 31, 2010.

The accompanying notes are an integral part of the financial statements.

A summary of the open futures contracts held by the Fund at October 31, 2010, is as follows:

	Number of		Unrealized
Type of	Contracts	Expiration	Appreciation
Contract	Long (Short)	Date	(Depreciation)
DJ Euro Stoxx 50 Index	(8)	Dec-2010	$(8,302)
FTSE Index	6	Dec-2010	17,102
NASDAQ 100 E-MINI	4	Dec-2010	19,095
Russell 2000 Index E-MINI	(6)	Dec-2010	(42,424)
S&P 500 Index E-MINI	7	Dec-2010	28,711
			$14,182

A summary of the outstanding forward foreign currency contracts held by the Fund at October 31, 2010, is as follows:

					Unrealized
Settlement					Appreciation
Date	Currency to Deliver		Currency to Receive		(Depreciation)	Counterparty
11/18/10	NZD	216,000	AUD	170,722	$2,225	Toronto-Dominion Bank
12/9/10	EUR	431,890	USD	554,338	(46,383)	Deutsche Bank
12/9/10	USD	243,613	EUR	175,425	388	Toronto-Dominion Bank
1/13/11	EUR	174,600	SEK	1,630,000	90	Enskilda Securities
1/18/11	USD	77,783	KRW	87,000,000	(88)	Standard Chartered
1/18/11	USD	162,070	MYR	503,000	536	Standard Chartered
1/20/11	USD	388,259	SGD	508,600	4,759	JP Morgan
					$(38,473)

AUD — Australian Dollar

DJ — Dow Jones

EAFE — Europe, Australasia, and the Far East

EUR — Euro

FTSE — Financial Times and the London Stock Exchange

KRW — Korean Won

MSCI — Morgan Stanley Capital International

MYR — Malaysian Ringgit

NZD — New Zealand Dollar

S&P — Standard & Poor’s

SEK — Swedish Krone

SGD — Singapore Dollar

USD — United States Dollar

The accompanying notes are an integral part of the financial statements.

The following is a summary of the inputs used as of October 31, 2010, in valuing the Fund’s investments carried at value:

	Level 1	Level 2	Level 3	Total
Investments in Securities
Equities
Domestic Equity	$1,605,570	$—	$—	$1,605,570
International Equities	1,867,956	—	—	1,867,956
	3,473,526	—	—	3,473,526
Fixed Income
Corporate Bond	450,339	—	—	450,339
Emerging Market Bonds	1,014,751	—	—	1,014,751
High Yield Bonds	1,363,950	—	—	1,363,950
	2,829,040	—	—	2,829,040

Commodities	683,218	—	—	683,218
Real Estate	442,092	—	—	442,092
Infrastructure	325,491	—	—	325,491
Private Equity	58,439	—	—	58,439

Short-Term Investment	369,578	—	—	369,578

Total Investments in Securities	$8,181,384	$—	$—	$8,181,384

Other Financial Instruments
Futures — Unrealized Appreciation	$64,908	$—	$—	$64,908
Futures — Unrealized Depreciation	(50,726)	—	—	(50,726)
Forwards — Unrealized Appreciation	—	7,998	—	7,998
Forwards — Unrealized Depreciation	—	(46,471)	—	(46,471)
Total Other Financial Instruments	$14,182	$(38,473)	$—	$(24,291)

There were no significant transfers between the levels during the reporting period, based on the input levels assigned under the hierarchy at the beginning and end of the reporting period.

The accompanying notes are an integral part of the financial statements.

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Schroder Mutual Funds

Statements of Assets and Liabilities

October 31, 2010

	International Alpha Fund	International Multi-Cap Value Fund	Emerging Market Equity Fund
ASSETS
Investments in securities, at value — Note 2	$73,792,339	$13,213,949	$241,948,303
Foreign currency	8	40,892	521,906
Receivable for securities sold	2,534,863	194,673	1,570,441
Receivable for Fund shares sold	39,908	1,000	1,467,397
Dividends and tax reclaims receivable	227,832	56,778	249,405
Prepaid expenses	20,258	21,290	20,014
Due from Investment Advisor — Note 3	—	33,255	—
Unrealized appreciation on spot foreign currency contracts	556,717	58,489	845,915
Initial margin for futures contracts	—	—	—
Variation margin receivable	—	—	—
TOTAL ASSETS	77,171,925	13,620,326	246,623,381
LIABILITIES
Payable for securities purchased	2,134,490	223,013	4,127,801
Unrealized depreciation on spot foreign currency contracts	555,570	57,592	843,218
Unrealized depreciation on forward foreign currency contracts	—	—	—
Variation margin payable	—	—	—
Income distributions payable	—	—	—
Payable for foreign exchange tax	—	7,771	414,215
Payable for Fund shares redeemed	38,948	—	585,555
Investment Advisory fees payable — Note 3	37,178	—	200,327
Sub-administration fees payable — Note 3	5,859	1,051	19,037
Trustees’ fees payable — Note 6	1,487	1,133	2,539
Distribution fees payable, Advisor Shares — Note 3	6,195	441	17,685
Accrued expenses and other liabilities	92,764	112,538	155,837
TOTAL LIABILITIES	2,872,491	403,539	6,366,214
NET ASSETS	$74,299,434	$13,216,787	$240,257,167
NET ASSETS
Capital paid-in	$74,972,820	$14,955,310	$212,594,765
Undistributed (accumulated net investment loss/distributions in excess of) net investment income	279,748	304,453	665,800
Accumulated net realized gain (loss) on investments, futures and foreign currency transactions	(13,274,998)	(3,032,915)	(1,905,815)
Net unrealized appreciation on investments	12,311,737	987,044	28,901,722
Net unrealized appreciation (depreciation) on futures	—	—	—
Net unrealized appreciation (depreciation) on forward foreign currency contracts and foreign currency translations	10,127	2,895	695
NET ASSETS	$74,299,434	$13,216,787	$240,257,167
Investor Shares:
Net assets	$46,391,833	$11,049,192	$152,680,502
Total shares outstanding at end of year	4,415,432	1,235,035	11,379,788
Net asset value, offering and redemption price per share (net assets ÷ shares outstanding)	$10.51	$8.95	$13.42
Advisor Shares:
Net assets	$27,907,601	$2,167,595	$87,576,665
Total shares outstanding at end of year	2,664,703	242,573	6,553,589
Net asset value, offering and redemption price per share (net assets ÷ shares outstanding)	$10.47	$8.94	$13.36
Cost of securities	$61,480,602	$12,226,905	$213,046,581
Cost of foreign currency	$8	$40,499	$521,852

The accompanying notes are an integral part of the financial statements.

	U.S. Opportunities Fund	U.S. Small and Mid Cap Opportunities Fund	North American Equity Fund	Total Return Fixed Income Fund
ASSETS
Investments in securities, at value — Note 2	$178,108,947	$124,569,936	$492,264,422	$139,010,163
Foreign currency	—	—	—	—
Receivable for securities sold	2,222,717	2,633,277	5,904,608	25,730,512
Receivable for Fund shares sold	337,543	403,974	220,708	293,540
Dividends and tax reclaims receivable	46,148	28,433	545,622	914,016
Prepaid expenses	22,947	15,380	41,302	37,951
Due from Investment Advisor — Note 3	—	—	—	6,821
Unrealized appreciation on spot foreign currency contracts	—	—	3,212	—
Initial margin for futures contracts	—	—	2,628,000	401,025
Variation margin receivable	—	—	11,680	20,139
TOTAL ASSETS	180,738,302	127,651,000	501,619,554	166,414,167
LIABILITIES
Payable for securities purchased	3,846,651	5,656,017	5,671,455	38,874,057
Unrealized depreciation on spot foreign currency contracts	—	—	1,168	—
Unrealized depreciation on forward foreign currency contracts	—	—	5,235	—
Variation margin payable	—	—	—	89,798
Income distributions payable	—	—	—	331,354
Payable for foreign exchange tax	—	—	—	—
Payable for Fund shares redeemed	40,535	91,362	6,375,186	1,023
Investment Advisory fees payable — Note 3	148,969	65,801	103,853	—
Sub-administration fees payable — Note 3	14,152	9,365	5,400	10,338
Trustees’ fees payable — Note 6	2,260	1,761	4,412	2,038
Distribution fees payable, Advisor Shares — Note 3	873	1,900	51	878
Accrued expenses and other liabilities	102,283	92,707	150,161	124,867
TOTAL LIABILITIES	4,155,723	5,918,913	12,316,921	39,434,353
NET ASSETS	$176,582,579	$121,732,087	$489,302,633	$126,979,814
NET ASSETS
Capital paid-in	$160,171,836	$106,852,862	$560,981,950	$119,843,450
Undistributed (accumulated net investment loss/distributions in excess of) net investment income	—	(12,074)	4,999,635	(105,856)
Accumulated net realized gain (loss) on investments, futures and foreign currency transactions	(11,634,155)	2,360,238	(109,963,296)	3,594,937
Net unrealized appreciation on investments	28,044,898	12,531,061	31,001,199	3,637,609
Net unrealized appreciation (depreciation) on futures	—	—	2,290,230	(43,466)
Net unrealized appreciation (depreciation) on forward foreign currency contracts and foreign currency translations	—	—	(7,085)	53,140
NET ASSETS	$176,582,579	$121,732,087	$489,302,633	$126,979,814
Investor Shares:
Net assets	$173,625,253	$111,938,963	$489,132,502	$122,861,316
Total shares outstanding at end of year	7,912,258	9,965,758	53,161,659	11,705,407
Net asset value, offering and redemption price per share (net assets ÷ shares outstanding)	$21.94	$11.23	$9.20	$10.50
Advisor Shares:
Net assets	$2,957,326	$9,793,124	$170,131	$4,118,498
Total shares outstanding at end of year	136,098	881,536	18,548	392,009
Net asset value, offering and redemption price per share (net assets ÷ shares outstanding)	$21.73	$11.11	$9.17	$10.51
Cost of securities	$150,064,049	$112,038,875	$461,263,223	$135,372,554
Cost of foreign currency	$—	$—	$—	$—

Statements of Assets and Liabilities

October 31, 2010

Multi-Asset Growth Portfolio
ASSETS
Investments in securities, at value — Note 2	$5,441,496
Investments in affiliated securities, at value — Note 2	2,739,888
Initial margin for futures contracts	101,592
Unrealized appreciation on forward foreign currency contracts	7,998
Dividends and tax reclaims receivable	11,596
Receivable for securities sold	168,352
Receivable for Fund shares sold	25,013
Prepaid expenses	36,605
Due from Investment Advisor — Note 3	29,628
Variation margin receivable	176
TOTAL ASSETS	8,562,344
LIABILITIES
Variation margin payable	3,621
Payable for securities purchased	194,386
Unrealized depreciation on forward foreign currency contracts	46,471
Trustees’ fees payable — Note 6	1,102
Sub-administration fees payable — Note 3	654
Distribution fees payable, A Shares — Note 3	678
Distribution fees payable, Advisor Shares — Note 3	896
Distribution fees payable, R Shares — Note 3	191
Accrued expenses and other liabilities	106,637
TOTAL LIABILITIES	354,636
NET ASSETS	$8,207,708
NET ASSETS
Capital paid-in	$17,818,939
Undistributed net investment income	234,622
Accumulated net realized loss on investments, affiliated investments, futures and foreign currency transactions	(11,161,603)
Net unrealized appreciation on investments and affiliated investments	1,336,654
Net unrealized appreciation on futures	14,182
Net unrealized depreciation on forward foreign currency contracts and foreign currency translations	(35,086)
NET ASSETS	$8,207,708
Investor Shares:
Net assets	$1,172,632
Total shares outstanding at end of year	133,528
Net asset value, offering and redemption price per share (net assets ÷ shares outstanding)	$8.78
A Shares:
Net assets	$2,555,302
Total shares outstanding at end of year	290,652
Net asset value and redemption price per share (net assets ÷ shares outstanding)	$8.79
Maximum offering price per share ($8.79 ÷ 95.5%)	$9.20
Advisor Shares:
Net assets	$4,010,973
Total shares outstanding at end of year	457,558
Net asset value, offering and redemption price per share (net assets ÷ shares outstanding)	$8.77
R Shares:
Net assets	$468,801
Total shares outstanding at end of year	53,589
Net asset value, offering and redemption price per share (net assets ÷ shares outstanding)	$8.75
Cost of securities	$4,995,673
Cost of affiliated securities	$1,849,057
Cost of foreign currency	$—

The accompanying notes are an integral part of the financial statements.

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Statements of Operations

For the Year Ended October 31, 2010

	International Alpha Fund	International Multi-Cap Value Fund
INVESTMENT INCOME
Dividend income	$1,230,760	$547,073
Interest income	—	5,805
Foreign taxes withheld	(99,629)	(56,096)
TOTAL INCOME	1,131,131	496,782
EXPENSES
Investment Advisory fees — Note 3	538,372	114,218
Distribution fees, Advisor Shares — Note 3	87,578	3,941
Distribution fees, A Shares — Note 3	—	—
Distribution fees, R Shares — Note 3	—	—
Sub-administration fees — Note 3	58,205	12,012
Trustees fees — Note 6	11,123	8,507
Transfer agent fees	93,174	89,922
Registration fees	30,730	34,385
Audit fees	42,864	51,551
Legal fees	47,126	37,975
Custodian fees	27,439	53,921
Insurance	22,720	16,511
Printing	13,660	11,592
Pricing fees	7,610	68,228
Other	9,364	22,779
TOTAL EXPENSES	989,965	525,542
Expenses waived by Investment Advisor — Note 3	(267,379)	(114,218)
Reimbursement from Investment Advisor	—	(276,032)
NET EXPENSES	722,586	135,292
NET INVESTMENT INCOME (LOSS)	408,545	361,490
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS, AFFILIATED INVESTMENTS, FUTURES AND FOREIGN CURRENCY TRANSACTIONS AND TRANSLATIONS
Net realized gain on investments sold	5,643,247	646,477
Net realized gain on affiliated investments	—	—
Net realized gain (loss) on futures	—	(7,866)
Net realized gain (loss) on foreign currency transactions	(16,460)	1,771
Net realized gain on investments, affiliated investments, futures and foreign currency transactions	5,626,787	640,382

Change in unrealized appreciation (depreciation) on investments	4,299,904	853,710
Change in unrealized appreciation on affiliated investments	—	—
Change in unrealized appreciation (depreciation) on futures	—	—
Change in unrealized appreciation (depreciation) on forward foreign currency contracts and foreign currency translations	7,222	2,647
Net change in unrealized appreciation (depreciation) on investments, affiliated investments, futures, forward foreign currency contracts and foreign currency translations	4,307,126	856,357
NET REALIZED AND UNREALIZED GAIN	9,933,913	1,496,739
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$10,342,458	$1,858,229

(1) Includes affiliated income of $21,249.

The accompanying notes are an integral part of the financial statements.

	Emerging Market Equity Fund	U.S. Opportunities Fund	U.S. Small and Mid Cap Opportunities Fund	North American Equity Fund	Total Return Fixed Income Fund	Multi-Asset Growth Portfolio
INVESTMENT INCOME
Dividend income	$3,382,692	$1,395,920	$670,827	$9,622,717	$13,514	$273,615 (1)
Interest income	—	11,152	212	—	7,055,833	172
Foreign taxes withheld	(348,110)	(8,030)	(1,349)	(96,862)	—	—
TOTAL INCOME	3,034,582	1,399,042	669,690	9,525,855	7,069,347	273,787
EXPENSES
Investment Advisory fees — Note 3	1,443,285	1,742,399	727,138	1,105,804	432,411	55,888
Distribution fees, Advisor Shares — Note 3	163,968	7,067	15,715	512	14,129	9,000
Distribution fees, A Shares — Note 3	—	—	—	—	—	6,268
Distribution fees, R Shares — Note 3	—	—	—	—	—	2,177
Sub-administration fees — Note 3	146,538	183,798	74,733	57,498	182,641	7,832
Trustees fees — Note 6	15,179	18,230	11,648	33,341	17,954	8,268
Transfer agent fees	99,595	103,262	94,676	117,263	100,749	170,118
Registration fees	49,428	37,556	37,585	45,084	58,226	49,988
Audit fees	52,943	40,209	39,356	43,312	42,746	42,523
Legal fees	73,435	75,785	53,131	142,316	89,171	43,339
Custodian fees	263,040	22,626	22,873	62,123	25,754	5,245
Insurance	21,746	38,564	20,071	69,450	36,162	16,944
Printing	33,987	36,546	16,947	33,648	21,713	13,615
Pricing fees	17,620	3,026	2,117	8,968	45,065	175
Other	15,979	10,151	10,779	16,991	9,751	9,583
TOTAL EXPENSES	2,396,743	2,319,219	1,126,769	1,736,310	1,076,472	440,963
Expenses waived by Investment Advisor — Note 3	(428,662)	—	(347,625)	—	(370,350)	(55,888)
Reimbursement from Investment Advisor	—	—	—	—	—	(279,423)
NET EXPENSES	1,968,081	2,319,219	779,144	1,736,310	706,122	105,652
NET INVESTMENT INCOME (LOSS)	1,066,501	(920,177)	(109,454)	7,789,545	6,363,225	168,135
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS, AFFILIATED INVESTMENTS, FUTURES AND FOREIGN CURRENCY TRANSACTIONS AND TRANSLATIONS
Net realized gain on investments sold	3,408,547	22,357,957	4,482,374	5,209,587	10,974,209 †	258,204
Net realized gain on affiliated investments	—	—	—	—	—	28,002
Net realized gain (loss) on futures	—	—	—	1,811,448	27,950	(109,815)
Net realized gain (loss) on foreign currency transactions	(320,867)	(2,553)	344	(949,897)	(49,526)	144,454
Net realized gain on investments, affiliated investments, futures and foreign currency transactions	3,087,680	22,355,404	4,482,718	6,071,138	10,952,633	320,845

Change in unrealized appreciation (depreciation) on investments	22,684,587	11,259,018	8,926,855	46,958,983	(2,043,265)	122,244
Change in unrealized appreciation on affiliated investments	—	—	—	—	—	384,964
Change in unrealized appreciation (depreciation) on futures	—	—	—	2,290,557	(18,506)	(28,130)
Change in unrealized appreciation (depreciation) on forward foreign currency contracts and foreign currency translations	(2,479)	—	34	(77,928)	56,981	(26,687)
Net change in unrealized appreciation (depreciation) on investments, affiliated investments, futures, forward foreign currency contracts and foreign currency translations	22,682,108	11,259,018	8,926,889	49,171,612	(2,004,790)	452,391
NET REALIZED AND UNREALIZED GAIN	25,769,788	33,614,422	13,409,607	55,242,750	8,947,843	773,236
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$26,836,289	$32,694,245	$13,300,153	$63,032,295	$15,311,068	$941,371

† Includes realized gains or losses from in-kind transactions (see Note 7 in Notes to Financial Statements).

Statements of Changes in Net Assets

For the Years Ended October 31,

	International Alpha Fund		International Multi-Cap Value Fund
	2010	2009	2010	2009
INCREASE (DECREASE) IN NET ASSETS
From Operations:
Net investment income (loss)	$408,545	$734,282	$361,490	$267,303
Net realized gain (loss) on investments, futures and foreign currency transactions	5,626,787	(12,193,369)	640,382	(3,445,439)
Change in unrealized appreciation on investments, futures, forward foreign currency contracts and foreign currency translations	4,307,126	27,057,423	856,357	6,417,073
Net increase in net assets resulting from operations	10,342,458	15,598,336	1,858,229	3,238,937

Dividends and Distributions to Shareholders:
Net investment income:
Investor Shares	(269,303)	(172,598)	(310,675)	(353,167)
Advisor Shares	(652,009)	(160,773)	(44,616)	(34,486)
Total dividends and distributions	(921,312)	(333,371)	(355,291)	(387,653)

Share Transactions:
Investor Shares:
Sales of shares	29,731,581	2,580,442	312,808	100,720
Reinvestment of distributions	226,636	167,480	310,675	353,167
Redemption of shares	(3,818,042)	(7,198,600)	(79,997)	(1,022,080)
Redemption fees - Note 5	416	4,503	—	—
Total increase (decrease) from Investor Share transactions	26,140,591	(4,446,175)	543,486	(568,193)
Advisor Shares:
Sales of shares	4,386,896	21,064,271	777,133	295,360
Reinvestment of distributions	629,776	157,487	44,484	33,381
Redemption of shares	(21,576,805)	(8,064,342)	(223,140)	(86,505)
Redemption fees - Note 5	2,061	13,125	148	1,185
Total increase (decrease) from Advisor Share transactions	(16,558,072)	13,170,541	598,625	243,421
Net increase (decrease) in net assets from share transactions	9,582,519	8,724,366	1,142,111	(324,772)
Total increase (decrease) in net assets	19,003,665	23,989,331	2,645,049	2,526,512
Net Assets
Beginning of year	55,295,769	31,306,438	10,571,738	8,045,226
End of year	$74,299,434	$55,295,769	$13,216,787	$10,571,738
Undistributed (accumulated net investment loss/distributions in excess of) net investment income	$279,748	$640,305	$304,453	$256,632

The accompanying notes are an integral part of the financial statements.

	Emerging Market Equity Fund		U.S. Opportunities Fund		U.S. Small and Mid Cap Opportunities Fund
	2010	2009	2010	2009	2010	2009
INCREASE (DECREASE) IN NET ASSETS
From Operations:
Net investment income (loss)	$1,066,501	$307,192	$(920,177)	$(701,532)	$(109,454)	$(13,214)
Net realized gain (loss) on investments, futures and foreign currency transactions	3,087,680	(3,963,882)	22,355,404	(26,215,671)	4,482,718	(1,115,434)
Change in unrealized appreciation on investments, futures, forward foreign currency contracts and foreign currency translations	22,682,108	15,609,242	11,259,018	45,167,214	8,926,889	6,026,987
Net increase in net assets resulting from operations	26,836,289	11,952,552	32,694,245	18,250,011	13,300,153	4,898,339

Dividends and Distributions to Shareholders:
Net investment income:
Investor Shares	(232,619)	(14,779)	—	—	—	—
Advisor Shares	(160,075)	—	—	—	—	—
Total dividends and distributions	(392,694)	(14,779)	—	—	—	—

Share Transactions:
Investor Shares:
Sales of shares	112,693,987	18,155,150	9,119,019	11,843,373	84,184,389	26,242,853
Reinvestment of distributions	162,214	14,779	—	—	—	—
Redemption of shares	(11,058,440)	(11,859,646)	(30,352,894)	(45,951,302)	(20,485,770)	(6,719,141)
Redemption fees - Note 5	15,485	19,940	1,070	3,403	1,349	678
Total increase (decrease) from Investor Share transactions	101,813,246	6,330,223	(21,232,805)	(34,104,526)	63,699,968	19,524,390
Advisor Shares:
Sales of shares	91,866,519	14,149,425	351,739	585,543	5,788,842	3,303,768
Reinvestment of distributions	157,498	—	—	—	—	—
Redemption of shares	(27,562,814)	(2,298,543)	(723,997)	(1,347,110)	(743,744)	(269,502)
Redemption fees - Note 5	38,739	8,421	—	—	527	599
Total increase (decrease) from Advisor Share transactions	64,499,942	11,859,303	(372,258)	(761,567)	5,045,625	3,034,865
Net increase (decrease) in net assets from share transactions	166,313,188	18,189,526	(21,605,063)	(34,866,093)	68,745,593	22,559,255
Total increase (decrease) in net assets	192,756,783	30,127,299	11,089,182	(16,616,082)	82,045,746	27,457,594
Net Assets
Beginning of year	47,500,384	17,373,085	165,493,397	182,109,479	39,686,341	12,228,747
End of year	$240,257,167	$47,500,384	$176,582,579	$165,493,397	$121,732,087	$39,686,341
Undistributed (accumulated net investment loss/distributions in excess of) net investment income	$665,800	$266,624	$—	$—	$(12,074)	$(13,234)

Statements of Changes in Net Assets

For the Years Ended October 31,

	North American Equity Fund		Total Return Fixed Income Fund
	2010	2009	2010	2009
INCREASE (DECREASE) IN NET ASSETS
From Operations:
Net investment income	$7,789,545	$7,726,117	$6,363,225	$4,060,288
Net realized gain (loss) on investments, futures and foreign currency transactions	6,071,138	(92,712,247)†	10,952,633 †	1,755,486
Change in unrealized appreciation (depreciation) on investments, futures, forward foreign currency contracts and foreign currency translations	49,171,612	112,503,753	(2,004,790)	8,846,025
Net increase in net assets resulting from operations	63,032,295	27,517,623	15,311,068	14,661,799

Dividends and Distributions to Shareholders:
Net investment income:
Investor Shares	(6,697,194)	(12,818,379)	(6,399,877)	(3,990,845)
Advisor Shares	(1,744)	(2,845)	(204,227)	(181,136)
Net realized gains:
Investor Shares	—	—	(5,972,324)	(1,793,854)
Advisor Shares	—	—	(188,056)	(38,598)
Total dividends and distributions	(6,698,938)	(12,821,224)	(12,764,484)	(6,004,433)

Share Transactions:
Investor Shares:
Sales of shares	83,713,990	20,083,463	74,398,741	88,416,860
Reinvestment of distributions	4,892,614	7,983,706	11,301,057	5,379,168
Redemption of shares	(31,105,919)	(69,810,327)	(54,449,946)	(15,543,514)
Redemption of shares in-kind	—	(84,561,824)	(69,767,669)	—
Total increase (decrease) from Investor Share transactions	57,500,685	(126,304,982)	(38,517,817)	78,252,514
Advisor Shares:
Sales of shares	43,235	4,500	1,717,746	9,530,543
Reinvestment of distributions	1,744	2,785	319,565	163,668
Redemption of shares	(6,543)	(1,995)	(4,938,214)	(4,058,405)
Total increase (decrease) from Advisor Share transactions	38,436	5,290	(2,900,903)	5,635,806
Net increase (decrease) in net assets from share transactions	57,539,121	(126,299,692)	(41,418,720)	83,888,320
Total increase (decrease) in net assets	113,872,478	(111,603,293)	(38,872,136)	92,545,686
Net Assets
Beginning of year	375,430,155	487,033,448	165,851,950	73,306,264
End of year	$489,302,633	$375,430,155	$126,979,814	$165,851,950
Undistributed (accumulated net investment loss/distributions in excess of) net investment income	$4,999,635	$5,073,093	$(105,856)	$(104,587)

† Includes realized gains or losses from in-kind transactions (see Note 7 in Notes to Financial Statements).

The accompanying notes are an integral part of the financial statements.

	Multi-Asset Growth Portfolio
	2010	2009
INCREASE (DECREASE) IN NET ASSETS
From Operations:
Net investment income	$168,135	$292,456
Net realized gain (loss) on investments, affiliated investments, futures and foreign currency transactions	320,845	(7,763,939)
Change in unrealized appreciation on investments, affiliated investments, futures, forward foreign currency contracts and foreign currency translations	452,391	7,432,642
Net increase (decrease) in net assets resulting from operations	941,371	(38,841)

Dividends and Distributions to Shareholders:
Net investment income:
Investor Shares	(14,813)	(18,542)
A Shares	(51,806)	(130,497)
Advisor Shares	(73,802)	(624,442)
R Shares	(8,406)	(16,070)
Total dividends and distributions	(148,827)	(789,551)

Share Transactions:

Investor Shares:
Sales of shares	595,278	156,821
Reinvestment of distributions	14,813	18,542
Redemption of shares	(137,846)	(1,867)
Redemption fees - Note 5	95	—
Total increase from Investor Share transactions	472,340	173,496
A Shares:
Sales of shares	117,768	125,605
Reinvestment of distributions	45,079	585,002
Redemption of shares	(370,534)	(15,189,859)
Redemption fees - Note 5	24	498
Total decrease from A Share transactions	(207,663)	(14,478,754)
Advisor Shares:
Sales of shares	623,484	149,124
Reinvestment of distributions	73,802	130,497
Redemption of shares	(361,505)	(39,683)
Redemption fees - Note 5	—	663
Total increase from Advisor Share transactions	335,781	240,601
R Shares:
Reinvestment of distributions	8,406	16,070
Total increase from R Share transactions	8,406	16,070
Net increase (decrease) in net assets from share transactions	608,864	(14,048,587)
Total increase (decrease) in net assets	1,401,408	(14,876,979)
Net Assets
Beginning of year	6,806,300	21,683,279
End of year	$8,207,708	$6,806,300
Undistributed net investment income	$234,622	$70,860

Financial Highlights

For the Years or Periods Ended October 31, (unless otherwise indicated)

Selected Per Share Data and Ratios for a Share Outstanding Throughout each Year or Period

	Net Asset Value, Beginning of Period	Net Investment Income (Loss)		Net Realized and Unrealized Gains (Losses)		Total from Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Gain	Total Distributions
International Alpha Fund
Investor Shares
2010	$9.00	$0.08	(1)	$1.60		$1.68	$(0.17)	$—	$(0.17)
2009	6.73	0.13	(1)	2.21	†	2.34	(0.07)	—	(0.07)
2008	13.44	0.14	(1)	(6.61	)†	(6.47)	(0.24)	—	(0.24)
2007	10.64	0.11	(1)	2.78	†	2.89	(0.09)	—	(0.09)
2006	8.35	0.12		2.34		2.46	(0.17)	—	(0.17)
Advisor Shares
2010	$8.97	$0.06	(1)	$1.59		$1.65	$(0.15)	$—	$(0.15)
2009	6.71	0.11	(1)	2.20	†	2.31	(0.05)	—	(0.05)
2008	13.40	0.11	(1)	(6.59	)†	(6.48)	(0.21)	—	(0.21)
2007	10.64	0.07	(1)	2.77	†	2.84	(0.08)	—	(0.08)
2006(b)	10.23	—	(c)	0.41	†	0.41	—	—	—
International Multi-Cap Value Fund
Investor Shares
2010	$7.91	$0.26	(1)	$1.05		$1.31	$(0.27)	$—	$(0.27)
2009	5.61	0.20	(1)	2.37		2.57	(0.27)	—	(0.27)
2008	13.65	0.37	(1)	(6.34	)†	(5.97)	(0.59)	(1.48)	(2.07)
2007	10.54	0.48		2.80		3.28	(0.11)	(0.06)	(0.17)
2006(d)	10.00	0.04		0.50		0.54	—	—	—
Advisor Shares
2010	$7.91	$0.24	(1)	$1.04		$1.28	$(0.25)	$—	$(0.25)
2009	5.59	0.19	(1)	2.38	††	2.57	(0.25)	—	(0.25)
2008	13.62	0.34	(1)	(6.33	)†	(5.99)	(0.56)	(1.48)	(2.04)
2007	10.53	0.43		2.83	†	3.26	(0.11)	(0.06)	(0.17)
2006(d)	10.00	0.04		0.49		0.53	—	—	—
Emerging Market Equity Fund
Investor Shares
2010	$11.34	$0.10	(1)	$2.04		$2.14	$(0.06)	$—	$(0.06)
2009	6.99	0.12	(1)	4.24	††	4.36	(0.01)	—	(0.01)
2008	17.91	0.11		(8.94	)†	(8.83)	(0.14)	(1.95)	(2.09)
2007	10.55	0.04		7.37		7.41	(0.05)	—	(0.05)
2006(e)	10.00	0.04		0.51		0.55	—	—	—
Advisor Shares
2010	$11.32	$0.08	(1)	$2.02		$2.10	$(0.06)	$—	$(0.06)
2009	6.97	0.05	(1)	4.30	†††	4.35	—	—	—
2008	17.86	0.08		(8.91	)†	(8.83)	(0.11)	(1.95)	(2.06)
2007	10.53	0.02		7.34		7.36	(0.03)	—	(0.03)
2006(e)	10.00	0.04		0.49		0.53	—	—	—
U.S. Opportunities Fund
Investor Shares
2010	$18.15	$(0.11	)(1)	$3.90		$3.79	$—	$—	$—
2009	15.79	(0.07	)(1)	2.43	†	2.36	—	—	—
2008	25.40	(0.06	)(1)	(7.22	)†	(7.28)	(0.03)	(2.30)	(2.33)
2007	23.06	0.02	(1)	4.30	†	4.32	—	(1.98)	(1.98)
2006	19.66	—	(c)	4.15	†	4.15	—	(0.75)	(0.75)
Advisor Shares
2010	$18.01	$(0.15	)(1)	$3.87		$3.72	$—	$—	$—
2009	15.71	(0.11	)(1)	2.41		2.30	—	—	—
2008	25.32	(0.11	)(1)	(7.20)		(7.31)	—	(2.30)	(2.30)
2007	23.04	(0.04	)(1)	4.30	††	4.26	—	(1.98)	(1.98)
2006(b)	22.21	—	(c)	0.83		0.83	—	—	—

*	Had custody offsets been included the ratios would have been 1.75% and 2.00% for the Investor Shares and Advisor Shares, respectively.
†	Includes redemption fees. Amount was less than $0.01 per share.
††	Includes redemption fees of $0.01 per share.
†††	Includes redemption fees of $0.02 per share.
(1)	Per share net investment income (loss) calculated using average shares.

The accompanying notes are an integral part of the financial statements.

	Net Asset Value, End of Period	Total Return(a)	Net Assets, End of Period (000)	Ratio of Expenses to Average Net Assets (Including Waivers and Reimbursements, Excluding Offsets)	Ratio of Expenses to Average Net Assets (Excluding Waivers, Reimbursements and Offsets)	Ratio of Net Investment Income (Loss) to Average Net Assets (Including Waivers, Reimbursements and Offsets)	Portfolio Turnover Rate
International Alpha Fund
Investor Shares
2010	$10.51	18.90%	$46,392	1.15%	1.63%	0.82%	101%
2009	9.00	35.28	15,878	1.15	1.75	1.82	109
2008	6.73	(48.95)	15,876	1.25	1.61	1.26	88
2007	13.44	27.38	28,483	1.25	1.54	0.92	112
2006	10.64	29.86	22,962	1.25	2.45	1.68	76
Advisor Shares
2010	$10.47	18.61%	$27,908	1.40%	1.89%	0.69%	101%
2009	8.97	34.84	39,418	1.40	1.99	1.49	109
2008	6.71	(49.04)	15,430	1.50	1.86	1.04	88
2007	13.40	26.92	28,308	1.50	1.77	0.60	112
2006(b)	10.64	4.01	21,481	1.50	2.43	(0.03)	76
International Multi-Cap Value Fund
Investor Shares
2010	$8.95	16.96%	$11,049	1.15%	4.56%	3.20%	90%
2009	7.91	48.45	9,230	1.15	5.49	3.23	140
2008	5.61	(50.61)	7,274	1.25	3.65	3.92	50
2007	13.65	31.56	12,479	1.25	3.85	2.97	58
2006(d)	10.54	5.40	9,484	1.25	8.61	2.30	7
Advisor Shares
2010	$8.94	16.64%	$2,168	1.40%	4.83%	2.94%	90%
2009	7.91	48.42	1,342	1.40	5.71	3.01	140
2008	5.59	(50.78)	771	1.50	3.89	3.58	50
2007	13.62	31.31	1,660	1.50	4.12	2.76	58
2006(d)	10.53	5.30	1,053	1.50	8.86	2.05	7
Emerging Market Equity Fund
Investor Shares
2010	$13.42	18.97%	$152,681	1.25%	1.53%	0.82%	75%
2009	11.34	62.38	33,479	1.25	2.61	1.34	91
2008	6.99	(55.18)	16,312	1.72	2.51	0.53	123
2007	17.91	70.50	27,774	1.75	2.68	0.37	107
2006(e)	10.55	5.50	12,767	1.87 *	4.88	0.88	49
Advisor Shares
2010	$13.36	18.60%	$87,577	1.50%	1.81%	0.64%	75%
2009	11.32	62.41	14,021	1.50	2.47	0.55	91
2008	6.97	(55.25)	1,061	1.98	2.73	0.20	123
2007	17.86	70.09	2,594	2.00	2.95	0.08	107
2006(e)	10.53	5.30	1,053	2.12 *	5.10	0.71	49
U.S. Opportunities Fund
Investor Shares
2010	$21.94	20.88%	$173,625	1.33%	1.33%	(0.52)%	57%
2009	18.15	14.95	162,694	1.40	1.40	(0.45)	64
2008	15.79	(31.08)	178,772	1.25	1.25	(0.29)	74
2007	25.40	20.02	302,351	1.25	1.25	0.10	77
2006	23.06	21.67	231,009	1.21	1.21	(0.11)	101
Advisor Shares
2010	$21.73	20.66%	$2,957	1.58%	1.58%	(0.77)%	57%
2009	18.01	14.64	2,800	1.65	1.65	(0.71)	64
2008	15.71	(31.28)	3,337	1.50	1.50	(0.54)	74
2007	25.32	19.76	5,910	1.50	1.50	(0.17)	77
2006(b)	23.04	3.74	667	1.68	1.68	(0.31)	101

(a)

Total returns would have been lower had certain Fund expenses not been waived or reimbursed, as applicable, during the periods shown (See Note 3). Total return calculations for a period of less than one year are not annualized.

(b)	Commenced operations on May 15, 2006. All ratios for the period have been annualized, except for the Total Return and the Portfolio Turnover Rate.
(c)	Amount was less than $0.01 per share.
(d)	Commenced operations on August 30, 2006. All ratios for the period have been annualized, except for the Total Return and the Portfolio Turnover Rate.
(e)	Commenced operations on March 31, 2006. All ratios for the period have been annualized, except for the Total Return and the Portfolio Turnover Rate.

Financial Highlights

For the Years or Periods Ended October 31, (unless otherwise indicated)

Selected Per Share Data and Ratios for a Share Outstanding Throughout each Year or Period

	Net Asset Value, Beginning of Period	Net Investment Income (Loss)		Net Realized and Unrealized Gains (Losses)	Total from Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Gain	Total Distributions
U.S. Small and Mid Cap Opportunities Fund
Investor Shares
2010	$9.37	$(0.01	)(1)	$1.87	$1.86	$—	$—	$—
2009	7.96	—	(1)(b)	1.41 †	1.41	—	—	—
2008	12.56	(0.04	)(1)	(3.81)†	(3.85)	—	(0.75)	(0.75)
2007	10.25	(0.03	)(1)	2.35 †	2.32	(0.01)	—	(0.01)
2006(c)	10.00	—	(b)	0.25	0.25	—	—	—
Advisor Shares
2010	$9.29	$(0.04	)(1)	$1.86	$1.82	$—	$—	$—
2009	7.91	(0.04	)(1)	1.42 †	1.38	—	—	—
2008	12.53	(0.06	)(1)	(3.81)†	(3.87)	—	(0.75)	(0.75)
2007	10.23	(0.05	)(1)	2.35 †	2.30	—	—	—
2006(c)	10.00	—	(b)	0.23	0.23	—	—	—
North American Equity Fund
Investor Shares
2010	$8.09	$0.13		$1.13	$1.26	$(0.15)	$—	$(0.15)
2009	7.58	0.18		0.57	0.75	(0.24)	—	(0.24)
2008	13.52	0.22		(4.37)	(4.15)	(0.28)	(1.51)	(1.79)
2007	12.63	0.31		1.49	1.80	(0.28)	(0.63)	(0.91)
2006	11.15	0.23		1.53	1.76	(0.10)	(0.18)	(0.28)
Advisor Shares
2010	$8.07	$0.11		$1.11	$1.22	$(0.12)	$—	$(0.12)
2009	7.55	0.16		0.57	0.73	(0.21)	—	(0.21)
2008	13.48	0.22		(4.40)	(4.18)	(0.24)	(1.51)	(1.75)
2007	12.61	0.19		1.56	1.75	(0.25)	(0.63)	(0.88)
2006(c)	11.84	0.22		0.55	0.77	—	—	—
Total Return Fixed Income Fund
Investor Shares
2010	$10.33	$0.40		$0.51	$0.91	$(0.40)	$(0.34)	$(0.74)
2009	9.57	0.37		1.01	1.38	(0.38)	(0.24)	(0.62)
2008	9.79	0.41		(0.22)	0.19	(0.40)	(0.01)	(0.41)
2007	9.81	0.50		(0.03)	0.47	(0.49)	—	(0.49)
2006	9.85	0.48		(0.01)	0.47	(0.49)	(0.02)	(0.51)
Advisor Shares
2010	$10.34	$0.37		$0.51	$0.88	$(0.37)	$(0.34)	$(0.71)
2009	9.57	0.35		1.02	1.37	(0.36)	(0.24)	(0.60)
2008	9.79	0.39		(0.22)	0.17	(0.38)	(0.01)	(0.39)
2007	9.82	0.47		(0.04)	0.43	(0.46)	—	(0.46)
2006	9.85	0.44		—	0.44	(0.45)	(0.02)	(0.47)
Multi-Asset Growth Portfolio
Investor Shares
2010	$7.92	$0.19	(1)	$0.86	$1.05	$(0.19)	$—	$(0.19)
2009	7.01	0.18	(1)	1.09	1.27	(0.36)	—	(0.36)
2008 (d)	10.00	0.16	(1)	(3.15)	(2.99)	—	—	—
A Shares
2010	$7.92	$0.19	(1)	$0.84	$1.03	$(0.16)	$—	$(0.16)
2009	7.00	0.21	(1)	1.05 †	1.26	(0.34)	—	(0.34)
2008 (d)	10.00	0.14	(1)	(3.14)†	(3.00)	—	—	—
Advisor Shares
2010	$7.91	$0.18	(1)	$0.86	$1.04	$(0.18)	$—	$(0.18)
2009	7.00	0.17	(1)	1.08 †	1.25	(0.34)	—	(0.34)
2008 (d)	10.00	0.14	(1)	(3.14)	(3.00)	—	—	—
R Shares
2010	$7.90	$0.16	(1)	$0.85	$1.01	$(0.16)	$—	$(0.16)
2009	6.98	0.15	(1)	1.09	1.24	(0.32)	—	(0.32)
2008 (d)	10.00	0.12	(1)	(3.14)	(3.02)	—	—	—

*	Had custody offsets been included the ratios would have been 1.40% and 1.64% for the Investor Shares and Advisor Shares, respectively.
†	Includes redemption fees. Amount was less than $0.01 per share.
(1)	Per share net investment income (loss) calculated using average shares.
(a)

Total returns would have been lower had certain Fund expenses not been waived or reimbursed, as applicable, during the periods shown (See Note 3). Total return calculations for a period of less than one year are not annualized.

(b)	Amount was less than $0.01 per share.

The accompanying notes are an integral part of the financial statements.

	Net Asset Value, End of Period	Total Return(a)	Net Assets, End of Period (000)	Ratio of Expenses to Average Net Assets (Including Waivers and Reimbursements, Excluding Offsets)	Ratio of Expenses to Average Net Assets (Excluding Waivers, Reimbursements and Offsets)	Ratio of Net Investment Income (Loss) to Average Net Assets (Including Waivers, Reimbursements and Offsets)	Portfolio Turnover Rate
U.S. Small and Mid Cap Opportunities Fund
Investor Shares
2010	$11.23	19.85%	$111,939	1.05%	1.52%	(0.13)%	122%
2009	9.37	17.71	36,103	1.05	2.32	(0.04)	75
2008	7.96	(32.31)	11,999	1.37	2.74	(0.38)	92
2007	12.56	22.60	10,197	1.40	3.13	(0.23)	93
2006(c)	10.25	2.50	6,952	1.55 *	6.14	(0.05)	46
Advisor Shares
2010	$11.11	19.59%	$9,793	1.30%	1.77%	(0.38)%	122%
2009	9.29	17.45	3,584	1.30	2.33	(0.40)	75
2008	7.91	(32.56)	230	1.64	3.01	(0.55)	92
2007	12.53	22.48	1,420	1.65	3.37	(0.45)	93
2006(c)	10.23	2.30	512	1.79 *	6.89	(0.33)	46
North American Equity Fund
Investor Shares
2010	$9.20	15.68%	$489,133	0.39%	0.39%	1.76%	88%
2009	8.09	10.59	375,315	0.43	0.43	2.09	85
2008	7.58	(34.81)	486,931	0.35	0.35	1.94	131
2007	13.52	15.08	809,998	0.33	0.33	1.82	38
2006	12.63	16.04	1,261,983	0.33	0.33	1.66	51
Advisor Shares
2010	$9.17	15.27%	$170	0.74%	0.74%	1.41%	88%
2009	8.07	10.28	116	0.78	0.78	1.69	85
2008	7.55	(35.08)	102	0.70	0.70	1.57	131
2007	13.48	14.66	133	0.68	0.68	1.41	38
2006(c)	12.61	6.50	107	0.68	0.68	1.17	51
Total Return Fixed Income Fund
Investor Shares
2010	$10.50	9.09%	$122,861	0.40%	0.61%	3.69%	452%
2009	10.33	14.79	158,900	0.40	0.72	3.68	590
2008	9.57	1.93	72,310	0.40	0.70	4.03	555
2007	9.79	4.90	71,259	0.40	0.96	4.97	464
2006	9.81	4.90	21,795	0.40	2.05	4.86	295
Advisor Shares
2010	$10.51	8.82%	$4,118	0.65%	0.87%	3.47%	452%
2009	10.34	14.61	6,952	0.65	0.98	3.39	590
2008	9.57	1.67	996	0.65	0.95	3.78	555
2007	9.79	4.53	852	0.65	1.48	4.73	464
2006	9.82	4.56	1,060	0.65	2.37	4.59	295
Multi-Asset Growth Portfolio
Investor Shares
2010	$8.78	13.55%	$1,173	1.17%	5.63%	2.34%	40%
2009	7.92	19.49	607	1.25	6.30	2.53	45
2008 (d)	7.01	(29.90)	354	1.25	3.80 (e)	1.91	151
A Shares
2010	$8.79	13.21%	$2,555	1.44%	5.95%	2.30%	40%
2009	7.92	19.13	2,496	1.50	4.58	3.11	45
2008 (d)	7.00	(30.00)	18,320	1.50	4.06 (e)	1.65	151
Advisor Shares
2010	$8.77	13.34%	$4,011	1.43%	5.93%	2.23%	40%
2009	7.91	19.11	3,288	1.50	6.27	2.42	45
2008 (d)	7.00	(30.00)	2,660	1.50	4.06 (e)	1.66	151
R Shares
2010	$8.75	12.98%	$469	1.68%	6.19%	2.01%	40%
2009	7.90	18.92	415	1.75	6.49	2.18	45
2008 (d)	6.98	(30.20)	349	1.75	4.30 (e)	1.41	151

(c)	Commenced operations on March 31, 2006. All ratios for the period have been annualized, except for the Total Return and the Portfolio Turnover Rate.
(d)	Commenced operations on December 20, 2007. All ratios for the period have been annualized, except for the Total Return and the Portfolio Turnover Rate.
(e)

If tax expense was not included, the Ratio of Expenses to Average Net Assets (Excluding Waivers, Reimbursements and Offsets) would have been 3.20%, 3.46%, 3.46%, and 3.71% for the Investor Shares, A Shares, Advisor Shares and R Shares, respectively.

Notes to Financial Statements

October 31, 2010

NOTE 1 — ORGANIZATION

Schroder Global Series Trust (“SGST”) is an open-end series management investment company registered under the Investment Company Act of 1940, as amended (the “Investment Company Act”). SGST was organized as a business trust under the laws of The Commonwealth of Massachusetts on May 27, 2003. SGST has an unlimited number of authorized shares, which are divided into three separate series: Schroder North American Equity Fund, Schroder QEP Global Value Fund and Schroder QEP Global Quality Fund (collectively, the “SGST Funds”).

Schroder Capital Funds (Delaware) (“SCFD”) is an open-end series management investment company registered under the Investment Company Act. SCFD was organized as a Maryland corporation on July 30, 1969; reorganized as Schroder Capital Funds, Inc., a series company, on February 29, 1988; and reorganized on January 9, 1996, as a Delaware business trust. SCFD has an unlimited number of authorized shares, which are divided into two separate series: Schroder International Alpha Fund and Schroder U.S. Opportunities Fund (collectively, the “SCFD Funds”). On April 18, 2007, the Schroder U.S. Opportunities Fund closed to new investors.

Schroder Series Trust (“SST”) is an open-end series management investment company registered under the Investment Company Act. SST was organized as a business trust under the laws of The Commonwealth of Massachusetts on May 6, 1993. SST has an unlimited number of authorized shares, which are divided into five separate series: Schroder International Multi-Cap Value Fund (formerly Schroder International Diversified Value Fund), Schroder Emerging Market Equity Fund, Schroder U.S. Small and Mid Cap Opportunities Fund, Schroder Total Return Fixed Income Fund and Schroder Multi-Asset Growth Portfolio (collectively, the “SST Funds,” and together with the SCFD Funds and the SGST Funds, the “Funds”).

As of the date of these Financial Statements, Schroder QEP Global Quality Fund and Schroder QEP Global Value Fund had not yet commenced operations.

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES

The preparation of financial statements in conformity with U.S. generally accepted accounting principles (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosures of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

The following is a summary of significant accounting policies followed by the Funds which are in conformity with GAAP.

VALUATION OF INVESTMENTS: Portfolio securities listed on recognized stock exchanges are valued at the last reported sale price on the exchange on which the securities are principally traded, except that NASDAQ official closing prices for all NASDAQ National Market and NASDAQ Small Cap Market Securities are used, where applicable. Listed securities traded on recognized stock exchanges where last sale prices are not available are valued at the mean of the closing bid and asked prices (“mid-market price”). Securities traded in over-the-counter markets are valued at the most recent reported mid-market price.  Options on indices or exchange-traded fund (ETF) shares are valued at the closing mid-market price. Prices used for valuations generally are provided by independent pricing services. Except as noted below with regard to below investment grade and emerging markets debt instruments, fixed income securities with remaining maturities of more than 60 days are valued on the basis of valuations provided by pricing services that determine valuations for normal institutional size trading units of fixed income securities, or through obtaining independent quotes from market makers. Below investment grade and emerging markets debt instruments (“high yield debt”) will ordinarily be valued at prices supplied by a Fund’s pricing service based on the mean of bid and asked prices supplied by brokers or dealers. Short-term investments, having a maturity of 60 days or less, are valued at amortized cost, a form of fair valuation that approximates market value, pursuant to procedures adopted by the Funds’ Board of Trustees (“Trustees”). Other securities and assets for which market quotations are not readily available are valued in accordance with Fair Value Procedures established by the Funds’ Trustees. The Funds’ Fair Value Procedures are implemented through a Fair Value Committee (the “Committee”) designated by the Funds’ Trustees. Some of the more common reasons that may necessitate that a security be valued using Fair Value Procedures include: the security’s trading has been halted or suspended; the security has been de-listed from a national exchange; the security’s primary trading market is temporarily closed at a time when under normal conditions it would be open; or the security’s primary pricing source is not able or willing to provide a price. When a security is valued in accordance with the Fair Value Procedures, the Committee will determine the value after taking into consideration relevant information reasonably available to the Committee.

Notes to Financial Statements (continued)

October 31, 2010

Investments in registered investment companies are priced at each fund’s daily net asset value. The assets of Multi-Asset Growth Portfolio include investments in underlying affiliated registered investment companies, which are valued at their respective daily net asset values.

For securities that principally trade on a foreign market or exchange, a significant gap in time can exist between the time of a particular security’s last trade and the time at which a Fund calculates its net asset value. The closing prices of such securities may no longer reflect their market values at the time the Fund calculates its net asset value if an event that could materially affect the value of those securities (a “Significant Event”) has occurred between the time of the security’s last trade and the time that the Fund calculates its net asset value. A Significant Event may relate to a single issuer or to an entire market sector. If a Fund becomes aware of a Significant Event that has occurred with respect to a security or group of securities after the closing of the exchange or market on which the security or securities principally trade, but before the time at which the Fund calculates its net asset value, a Committee meeting may be called.

Schroder International Alpha, Schroder International Multi-Cap Value and Schroder Emerging Market Equity Funds use a third-party fair valuation vendor, which provides a fair value for securities of companies located in countries outside the Western Hemisphere held by the Funds based on certain factors and methodologies applied by the vendor in the event that there is movement in the U.S. market that exceeds a specific threshold established by the Committee in consultation with the Trustees. Such methodologies generally involve tracking valuation correlations between the U.S. market and each non-U.S. security. The Committee also determines a “confidence interval” that will be used, when the threshold is exceeded, to determine the level of correlation between the value of a foreign security and movements in the U.S. market before a particular security will be fair valued. In the event that the threshold established by the Committee is exceeded on a specific day, the Funds will typically value such securities in their portfolios that exceed the applicable confidence interval based upon the fair values provided by the vendor.

In accordance with the authoritative guidance under U.S. GAAP, “Fair Value Measurements” defines fair value, establishes a framework for measuring fair value and expands disclosures about fair value measurements and requires disclosure surrounding the various inputs that are used in determining the fair value of the Funds’ investments. These inputs are summarized into the three broad levels listed below.

•                     Level 1 — quoted prices in active markets for identical securities

•                     Level 2 — other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

•                     Level 3 — significant unobservable inputs (including the Funds’ own assumptions in determining the fair value of investments)

For the purpose of this Fair Value Measurement summary, securities that have been fair valued by a third-party vendor as discussed above for the Schroder International Alpha, Schroder International Multi-Cap Value and Schroder Emerging Market Equity Funds, are considered Level 2 instruments.  The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.  For the year ended October 31, 2010, there have been no significant changes to the Funds’ fair valuation methodologies.

Fair value measurement classifications are summarized in each Fund’s Schedule of Investments.

In January 2010, the Financial Accounting Standards Board issued Accounting Standards Update (“ASU”) No. 2010-06, “Improving Disclosures about Fair Value Measurements,” (Topic 820).  The portions of ASU No. 2010-06 which require reporting entities to prepare new disclosures surrounding amounts and reasons for significant transfers between Levels as well as inputs and valuation techniques used to measure fair value for both recurring and nonrecurring fair value measurements that fall in either Level 2 or Level 3 have been adopted by the Fund.  The remaining portion of ASU No. 2010-06 requires reporting entities to make new disclosures about information on purchases, sales, issuances and settlements on a gross basis in the reconciliation of activity in Level 3 fair value measurements. These new and revised disclosures are required to be implemented for fiscal years beginning after December 15, 2010. Management is currently evaluating the impact that the adoption of this remaining portion of ASU No. 2010-06 may have on the Fund’s financial statement disclosures.

Notes to Financial Statements (continued)

October 31, 2010

FEDERAL INCOME TAXES: It is the intention of the Funds for each Fund to continue to qualify as a “regulated investment company” by complying with the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended. By so qualifying, the Funds would not be subject to Federal income taxes to the extent that, among other things, they distribute substantially all of their taxable income, including realized capital gains, for the fiscal year. In addition, as a result of distributing substantially all of their net investment income during each calendar year, capital gains and certain other amounts, if any, the Funds would not be subject to a Federal excise tax. The Funds evaluate tax positions taken or expected to be taken in the course of preparing the Funds’ tax returns to determine whether it is “more-likely than-not” (i.e., greater than 50-percent) that each tax position will be sustained upon examination by a taxing authority based on the technical merits of the position. Tax positions not deemed to meet the more-likely-than-not threshold are recorded as a tax benefit or expense in the current year. The Funds did not record any tax provision in the current period. However, management’s conclusions regarding tax positions taken may be subject to review and adjustment at a later date based on factors including, but not limited to, examination by tax authorities (i.e., the last 3 tax year ends, as applicable), on-going analysis of and changes to tax laws, regulations and interpretations thereof.

As of, and during the year ended October 31, 2010, the Funds did not have a liability for any unrecognized tax benefits. The Funds recognize interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statement of Operations. During the period, the Funds did not incur any interest or penalties.

INVESTMENT TRANSACTIONS: Investment security transactions are recorded as of trade date. Realized gains and losses on sales of investments are determined on the basis of identified cost. Capital gain taxes on securities in certain foreign countries are accrued on unrealized appreciation and are due when realized.

INVESTMENT INCOME: Dividend income is recorded on the ex-dividend date. Dividend income is recorded net of unrecoverable withholding tax. Interest income is recorded on an accrual basis. Discounts and premiums on fixed income securities are accreted and amortized using the effective interest method. Foreign dividend and interest income amounts and realized capital gains or losses are converted to U.S. dollar equivalents using foreign exchange rates in effect at the date of the transactions. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of costs of investments and/or as a realized gain. The Funds estimate the components of distributions received that may be considered non-taxable distributions or capital gain distributions.

EXPENSES: Expenses are recorded on an accrual basis. Many of the expenses of the Funds can be directly attributable to a specific Fund. Expenses not directly attributable to a specific Fund are allocated among the Funds based on relative average net assets or another appropriate methodology. Class specific expenses are borne by that class. Fund expenses are pro-rated to the respective classes based on relative net assets.

CLASSES OF SHARES: Income, realized and unrealized gains and losses of a Fund are prorated to the respective classes of shares based on relative net assets.

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS: Dividends and distributions to shareholders from net investment income and from net realized capital gains, if any, are declared and distributed at least annually for each of the Funds, except Schroder Total Return Fixed Income Fund, which declares dividends to shareholders from net investment income daily and distributes these dividends monthly and for which distributions to shareholders from net realized capital gains, if any, are declared and distributed at least annually.

FOREIGN CURRENCY: Foreign currency amounts are translated into U.S. dollars at the mean of the bid and asked prices of such currencies against U.S. dollars as follows: (i) assets and liabilities at the rate of exchange at the end of the respective period; and (ii) purchases and sales of securities and income and expenses at the rate of exchange prevailing on the dates of such transactions. The portion of the results of operations arising from changes in the exchange rates and the portion due to fluctuations arising from changes in the market prices of securities are not isolated. Such fluctuations are included with the net realized and unrealized gain or loss on investments. Certain Funds may enter into forward foreign currency contracts to protect the U.S. dollar value of the underlying portfolio of securities against the effect of possible adverse movements in foreign exchange rates. Principal risks associated with such transactions include the movement in value of the foreign currency relative to the U.S. dollar and the ability of the counterparty to perform. Fluctuations in the value of such forward foreign currency transactions are recorded daily as

Notes to Financial Statements (continued)

October 31, 2010

unrealized gain or loss; realized gain or loss includes net gain or loss on transactions that have terminated by settlement or by the Funds entering into offsetting commitments.

WHEN-ISSUED SECURITIES: The Schroder Total Return Fixed Income Fund purchased securities on a when-issued, delayed delivery, or forward commitment basis during the period covered by this report. These transactions involve a commitment by the Fund to purchase a security for a predetermined price or yield, with payments and delivery taking place more than seven days in the future, or after a period longer than the customary settlement period for that type of security. These transactions may increase the overall investment exposure for a Fund and involve a risk of loss if the value of the securities declines prior to the settlement date.

FUTURES: Financial futures contracts are valued based upon their quoted daily settlement prices; changes in initial settlement value (represented by cash paid to or received from brokers as “variation margin”) are accounted for as unrealized appreciation (depreciation). When futures contracts are closed, the difference between the opening value at the date of purchase and the value at closing is recorded as realized gain or loss in the Statements of Operations.

Futures contracts may be used in order to hedge against unfavorable changes in the value of securities or otherwise to attempt to increase a Fund’s total return. Futures contracts involve leverage and are subject to market risk that may exceed the amounts recognized in the Statements of Assets and Liabilities. Risks arise from the possible significant movements in prices. The change in value of futures contracts primarily corresponds to the value of the securities or other index or amount underlying the contracts, but may not precisely correlate with the change in value of such securities or other index or amount. In addition, there is the risk that a Fund may not be able to enter into a closing transaction because of an illiquid secondary market.

EQUITY-LINKED AND INDEX-LINKED WARRANTS: The Schroder International Alpha and Schroder Emerging Market Equity Funds invest in equity-linked and index-linked warrants. Equity-linked warrants provide a way for investors to access markets where entry is difficult and time consuming due to regulation. A Fund purchases the equity-linked and index-linked warrants from a broker, who in turn is expected to purchase shares in the local market and issue a call warrant hedged on the underlying holdings. If the Fund exercises its call and closes its position, the shares are expected to be sold and the warrant redeemed with the proceeds. Each warrant typically represents one share of the underlying stock or basket of stocks representing the index. Therefore, the price, performance and liquidity of the warrant are all directly linked to the underlying stock or index, less transaction costs. Equity-linked warrants are generally valued at the closing price of the underlying securities, then adjusted for stock dividends declared by the underlying securities. In addition to the market risk related to the underlying holdings, the Fund bears additional counterparty risk with respect to the issuing broker. Moreover, there is currently no active trading market for either equity-linked or index-linked warrants. A Fund may also purchase warrants, issued by banks and other financial institutions, whose values are based on the values from time to time of one or more securities indices.

MORTGAGE DOLLAR ROLLS: The Schroder Total Return Fixed Income Fund enters into mortgage dollar rolls (principally using TBAs) in which the Fund sells mortgage securities for delivery in the current month and simultaneously contracts to repurchase substantially similar securities in a subsequent month at an agreed-upon price on a fixed date. The Fund accounts for such dollar rolls under the purchases and sales method and may receive compensation as consideration for entering into the commitment to repurchase. The Fund must maintain liquid securities having a value not less than the purchase price (including accrued interest) for such dollar rolls. The market value of the securities that the Fund is required to purchase may decline below the agreed upon repurchase price of those securities. The counterparty receives all principal and interest payments, including repayments, made in respect of a security subject to such a contract while it is the holder. Mortgage dollar rolls may be renewed with a new purchase and repurchase price and a cash settlement made on settlement date without physical delivery of the securities subject to the contract.

NOTE 3 — INVESTMENT ADVISORY FEES, ADMINISTRATION AGREEMENTS AND DISTRIBUTION PLANS

The Funds have entered into investment advisory agreements with Schroder Investment Management North America, Inc. (“SIMNA”). Under these agreements, SIMNA provides investment management services and is entitled to receive for its services

Notes to Financial Statements (continued)

October 31, 2010

compensation, payable monthly, at the following annual rates based on average daily net assets of each Fund taken separately. In order to limit the expenses of the Investor Shares, A Shares, Advisor Shares, R Shares of certain Funds, SIMNA has contractually agreed to pay or reimburse the applicable Fund for expenses through February 28, 2011, to the extent that the total annual fund operating expenses of a Fund (other than acquired fund fees and expenses, other indirect acquired fund expenses, interest, taxes, and extraordinary expenses) allocable to each share class exceed the following annual rates (based on the average daily net assets attributable to each share class):

		Expense Limitation
	Management fee	Investor Shares	Advisor Shares	A Shares	R Shares
Schroder International Alpha Fund	0.975%	1.15%	1.40%	N/A	N/A
Schroder International Multi-Cap Value Fund	1.00%	1.15%	1.40%	N/A	N/A
Schroder Emerging Market Equity Fund	1.00%	1.25%	1.50%	N/A	N/A
Schroder U.S. Opportunities Fund	1.00%	1.70%	1.95%	N/A	N/A
Schroder U.S. Small and Mid Cap Opportunities Fund	1.00%	1.05%	1.30%	N/A	N/A
Schroder North American Equity Fund	0.25%	N/A	N/A	N/A	N/A
Schroder Total Return Fixed Income Fund	0.25%	0.40%	0.65%	N/A	N/A
Schroder Multi-Asset Growth Portfolio*	0.75%**	1.00%	1.25%	1.25%	1.50%

*	Prior to August 1, 2010, the Expense Limitation was 1.25%, 1.50%, 1.50% and 1.75% for Investor Shares, Advisor Shares, A Shares and R Shares, respectively.
**	SIMNA has contractually agreed, until February 28, 2011 to reduce its Management fee by 0.39%. From March 1, 2010 through August 1, 2010, SIMNA reduced its Management fee by 0.32%

SIMNA has retained its affiliate Schroder Investment Management North America Limited (“SIMNA Ltd.”) to serve as sub-advisor responsible for the portfolio management of the Schroder International Alpha Fund, the Schroder International Multi-Cap Value Fund, the Schroder Emerging Market Equity Fund, the Schroder North American Equity Fund and the Schroder Multi-Asset Growth Portfolio. SIMNA pays SIMNA Ltd. 50% of the investment advisory fees it receives from these Funds, after waivers.

The administrator of SGST is Schroder Fund Advisors LLC (“Schroder Advisors”), a wholly-owned subsidiary of SIMNA. Schroder Advisors receives no compensation for its services for the Schroder North American Equity Fund. SIMNA provides certain administration services to the Schroder International Alpha Fund and the Schroder U.S. Opportunities Fund. SIMNA’s compensation for these services is included in the Schroder International Alpha and the Schroder U.S. Opportunities Funds’ advisory fees.

Effective June 1, 2008, under sub-administration and accounting agreements with SEI Investments Global Funds Services (“SEI”), the SCFD Funds and the SST Funds pay fees to SEI based on the combined average daily net assets of all the SCFD Funds and the SST Funds according to the following annual rates: 0.095% on the first $1 billion of such assets; 0.085% on the next $1 billion of such assets; 0.07% on the next $1 billion of such assets; 0.06% on the next $2 billion of such assets; and 0.05% on assets in excess of $5 billion. Each Fund pays its pro rata portion of such expenses. Effective January 28, 2005, SGST pays SEI a fee, computed and paid monthly, at an annual rate of 0.013% of the SGST Fund’s average daily net assets up to $1 billion and 0.005% of the SGST Fund’s average daily net assets over $1 billion.

The Funds have adopted a Distribution Plan (the “Plan”) pursuant to Rule 12b-1 under the Investment Company Act that allows each Fund to pay distribution and other fees with respect to its A Shares, Advisor Shares and R Shares. Under the Plan, a Fund may make payments at the following annual rates to compensate Schroder Advisors for distribution services and certain shareholder services with respect to the Funds’ A Shares, Advisor Shares and R Shares: A Shares and Advisor Shares: up to 0.25% of the average net assets attributable to its A Shares or Advisor Shares, except for the Schroder North American Equity Fund, which may make payments at an annual rate of up to 0.35% of the average daily net assets attributable to its Advisor Shares; R Shares: up to 0.50% of the average daily net assets attributable to the R Shares.

NOTE 4 — DERIVATIVE CONTRACTS

Derivative Instruments and Hedging Activities require enhanced disclosures about the Funds’ derivative and hedging activities, including how such activities are accounted for and their effect on the Funds’ financial position, performance, and cash flows.

Notes to Financial Statements (continued)

October 31, 2010

FAIR VALUE OF DERIVATIVE INSTRUMENTS: The fair value of derivative instruments as of October 31, 2010, was as follows:

Schroder International Alpha Fund

	Asset Derivatives		Liability Derivatives
	October 31, 2010		October 31, 2010
Derivatives not accounted for as hedging instruments	Statement of Assets and Liabilities Location	Fair value	Statement of Assets and Liabilities Location	Fair Value
Equity contracts	Investments in securities, at value	$1,078,515	Investments in securities, at value	$—
Total derivatives not accounted for as hedging instruments		$1,078,515		$—

Schroder Emerging Market Equity Fund

	Asset Derivatives		Liability Derivatives
	October 31, 2010		October 31, 2010
Derivatives not accounted for as hedging instruments	Statement of Assets and Liabilities Location	Fair value	Statement of Assets and Liabilities Location	Fair Value
Equity contracts	Investments in securities, at value	$3,959,583	Investments in securities, at value	$—
Total derivatives not accounted for as hedging instruments		$3,959,583		$—

Schroder North American Equity Fund

	Asset Derivatives		Liability Derivatives
	October 31, 2010		October 31, 2010
Derivatives not accounted for as hedging instruments	Statement of Assets and Liabilities Location	Fair Value	Statement of Assets and Liabilities Location	Fair Value
Equity contracts	Unrealized appreciation on futures contracts	$2,290,230	Unrealized depreciation on futures contracts	$—
Foreign exchange contracts	Unrealized appreciation on forward foreign currency contracts	—	Unrealized depreciation on forward foreign currency contracts	(5,235)
Total derivatives not accounted for as hedging instruments		$2,290,230		$(5,235)

Schroder Total Return Fixed Income Fund

	Asset Derivatives		Liability Derivatives
	October 31, 2010		October 31, 2010
Derivatives not accounted for as hedging instruments	Statement of Assets and Liabilities Location	Fair Value	Statement of Assets and Liabilities Location	Fair Value
Interest rate contracts	Unrealized appreciation on futures contracts	$74,688	Unrealized depreciation on futures contracts	$(118,154)
Total derivatives not accounted for as hedging instruments		$74,688		$(118,154)

Schroder Multi-Asset Growth Portfolio

	Asset Derivatives		Liability Derivatives
	October 31, 2010		October 31, 2010
Derivatives not accounted for as hedging instruments	Statement of Assets and Liabilities Location	Fair Value	Statement of Assets and Liabilities Location	Fair Value
Foreign exchange contracts	Unrealized appreciation on forward foreign currency contracts	$7,998	Unrealized appreciation on forward foreign currency contracts	$(46,471)
Equity contracts	Unrealized appreciation on futures contracts	64,908	Unrealized depreciation on futures contracts	(50,726)
Total derivatives not accounted for as hedging instruments		$72,906		$(97,197)

Notes to Financial Statements (continued)

October 31, 2010

The effect of derivative instruments on the Statement of Operations for the year ended October 31, 2010, was as follows:

The amount of realized gain (loss) on derivatives recognized in income:

Schroder International Alpha Fund

Derivatives not accounted for as Hedging Instruments	Equity-Linked Warrants	Total
Equity contracts	$152,398	$152,398
Total	$152,398	$152,398

Schroder International Multi-Cap Value Fund

Derivatives not accounted for as Hedging Instruments	Futures contracts	Total
Equity contracts	$(7,866)	$(7,866)
Total	$(7,866)	$(7,866)

Schroder U.S. Small and Mid Cap Opportunities Fund

Derivatives not accounted for as Hedging Instruments	Options	Total
Equity contracts	$1,338	$1,338
Total	$1,338	$1,338

Schroder North American Equity Fund

Derivatives not accounted for as Hedging Instruments	Futures contracts	Forward foreign currency contracts	Total
Foreign exchange contracts	$—	$(1,088,011)	$(1,088,011)
Equity contracts	1,811,448	—	1,811,448
Total	$1,811,448	$(1,088,011)	$723,437

Schroder Total Return Fixed Income Fund

Derivatives not accounted for as Hedging Instruments	Futures contracts	Total
Interest rate contracts	$27,950	$27,950
Total	$27,950	$27,950

Schroder Multi-Asset Growth Portfolio

Derivatives not accounted for as Hedging Instruments	Futures contracts	Forward foreign currency contracts	Total
Foreign exchange contracts	$—	$157,307	$157,307
Equity contracts	(119,921)	—	(119,921)
Interest rate contracts	10,106	—	10,106
Total	$(109,815)	$157,307	$47,492

Notes to Financial Statements (continued)

October 31, 2010

Change in unrealized appreciation (depreciation) on derivatives recognized as income:

Schroder International Alpha Fund

Derivatives not accounted for as Hedging Instruments	Equity-Linked Warrants	Total
Equity contracts	$634,287	$634,287
Total	$634,287	$634,287

Schroder Emerging Market Equity Fund

Derivatives not accounted for as Hedging Instruments	Equity-Linked Warrants	Total
Equity contracts	$839,619	$839,619
Total	$839,619	$839,619

Schroder North American Equity Fund

Derivatives not accounted for as Hedging Instruments	Futures contracts	Forward foreign currency contracts	Total
Foreign exchange contracts	$—	$(119,557)	$(119,557)
Equity contracts	2,290,557	—	2,290,557
Total	$2,290,557	$(119,557)	$2,171,000

Schroder Total Return Fixed Income Fund

Derivatives not accounted for as Hedging Instruments	Futures contracts	Total
Interest rate contracts	$(18,506)	$(18,506)
Total	$(18,506)	$(18,506)

Schroder Multi-Asset Growth Portfolio

Derivatives not accounted for as Hedging Instruments	Futures contracts	Forward foreign currency contracts	Total
Foreign exchange contracts	$—	$(27,683)	$(27,683)
Equity contracts	(39,625)	—	(39,625)
Interest rate contracts	11,495	—	11,495
Total	$(28,130)	$(27,683)	$(55,813)

Notes to Financial Statements (continued)

October 31, 2010

NOTE 5 — REDEMPTION FEES

The Schroder International Alpha Fund, Schroder International Multi-Cap Value Fund, Schroder Emerging Market Equity Fund, Schroder U.S. Opportunities Fund, Schroder U.S. Small and Mid Cap Opportunities Fund and Schroder Multi-Asset Growth Portfolio generally impose a 2.00% redemption fee on shares redeemed (including in connection with an exchange) two months or less from their date of purchase. These fees, which are not sales charges, are retained by the Funds and not paid to Schroder Advisors or any other entity. The redemption fees are included in the Statements of Changes in Net Assets under “Redemption fees,” and are included as part of “Capital paid-in” on the Statements of Assets and Liabilities. The redemption fees retained for the year ended October 31, 2010 were as follows:

Schroder International Alpha Fund	$2,477

Schroder International Multi-Cap Value Fund	148

Schroder Emerging Market Equity Fund	54,224

Schroder U.S. Opportunities Fund	1,070

Schroder U.S. Small and Mid Cap Opportunities Fund	1,876

Schroder Multi-Asset Growth Portfolio	119

NOTE 6 — TRANSACTIONS WITH AFFILIATES

TRUSTEES’ FEES: The Funds pay no compensation to Trustees who are interested persons of the Trusts, SIMNA or Schroder Advisors. For their services as Trustees of all open-end investment companies distributed by Schroder Advisors for the year ended October 31, 2010, Trustees who are not interested persons of the Funds, SIMNA or Schroder Advisors received an annual retainer of $25,000 and $2,500 per meeting attended in person or $1,000 per meeting attended by telephone. Members of an Audit Committee for one or more of such Funds received an additional $1,000 per meeting, with the Audit Committee chair receiving a $5,000 retainer. If a meeting relates to a single Fund or group of Funds, payments of such meeting fees are allocated only among those Funds to which the meeting relates.

Officers of the Funds are also officers of SIMNA and Schroder Advisors. Such officers are paid no fees by the Funds for serving as officers of the Funds.

NOTE 7 — INVESTMENT TRANSACTIONS

Purchases and proceeds from sales and maturities of investments, excluding short-term securities for each Fund, for the year ended October 31, 2010 were as follows:

	Purchases	Sales and Maturities
Schroder International Alpha Fund	$62,852,963	$54,439,835
Schroder International Multi-Cap Value Fund	11,202,126	10,077,238
Schroder Emerging Market Equity Fund	270,383,590	105,165,111
Schroder U.S. Opportunities Fund	87,899,158	112,357,071
Schroder U.S. Small and Mid Cap Opportunities Fund	137,365,030	78,775,064
Schroder North American Equity Fund	398,988,111	363,216,124
Schroder Total Return Fixed Income Fund	122,717,532	152,082,942
Schroder Multi-Asset Growth Portfolio	3,168,914	2,754,302

Purchases and proceeds from sales and maturities of U.S. Government securities for the year ended October 31, 2010 were as follows:

	Purchases	Sales and Maturities
Schroder Total Return Fixed Income Fund	$613,246,429	$626,874,737

Notes to Financial Statements (continued)

October 31, 2010

Both redemptions and subscriptions in-kind reflect the valuation of the underlying securities in accordance with the Funds’ valuation policy. The asset price used to effect the redemption is the respective asset price used to calculate the net asset value of the shares redeemed. For the year ended October 31, 2009, the Schroder North American Equity Fund realized losses from in-kind redemptions of $18,461,226.  For the year ended October 31, 2010, the Schroder Total Return Fixed Income Fund realized gains from in-kind redemptions of $2,493,006.

Investments made by the Schroder Multi-Asset Growth Portfolio in other Schroder Funds are considered to be investments in Affiliated Companies as defined under section 2(a)(2) of the Investment Company Act. A summary of the investment and income activity in each Affiliated Company’s shares for Schroder Multi-Asset Growth Portfolio is as follows:

Affiliated Registered Investment Company	Contributions	Withdrawals	Realized Gains	Income from Affiliated Investments

Schroder International Alpha Fund	$40,414	$—	$—	$2,809

Schroder International Multi-Cap Value Fund	92,377	41,365	903	16,709

Schroder Emerging Market Equity Fund	60,986	85,792	27,099	1,731

Schroder U.S. Small and Mid Cap Opportunities Fund	—	—	—	—

NOTE 8 — FEDERAL INCOME TAXES

Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from accounting principles generally accepted in the United States of America. These book/tax differences are either temporary or permanent in nature. Any permanent differences, which may result in distribution reclassifications, are primarily due to differing treatments for gains resulting from redemptions in-kind, paydown gains and losses, distributions in excess, investments in passive foreign investment companies, reclassifications of long-term capital gain distributions on real estate investment trust securities, partnership and swap investments, net operating losses and foreign currency transactions. Distributions from short-term gains and from gains on foreign currency transactions are treated as distributions from ordinary income for tax purposes.

At October 31, 2010, the Funds reclassified the following permanent amounts between capital paid-in, undistributed net investment income and accumulated realized gain (loss):

	Increase (Decrease) Undistributed Net Investment Income	Increase (Decrease) Accumulated Realized Gain (Loss)	Increase (Decrease) Capital Paid-in

Schroder International Alpha Fund	$152,210	$(152,210)	$—

Schroder International Multi-Cap Value Fund	41,622	(41,622)	—

Schroder Emerging Market Equity Fund	(274,631)	274,631	—

Schroder U.S. Opportunities Fund	920,177	(24,083)	(896,094)

Schroder U.S. Small and Mid Cap Opportunities Fund	110,614	(12,211)	(98,403)

Schroder North American Equity Fund	(1,164,065)	1,166,092	(2,027)

Schroder Total Return Fixed Income Fund	239,610	(2,732,616)	2,493,006

Schroder Multi-Asset Growth Portfolio	144,454	(144,454)	—

Notes to Financial Statements (continued)

October 31, 2010

The tax character of dividends and distributions declared during the years or periods ended October 31, 2010 and October 31, 2009 was as follows:

	Ordinary Income	Long-Term Capital Gain	Total
Schroder International Alpha Fund
2010	$921,312	$—	$921,312
2009	333,371	—	333,371
Schroder International Multi-Cap Value Fund
2010	355,291	—	355,291
2009	387,653	—	387,653
Schroder Emerging Market Equity Fund
2010	392,694	—	392,694
2009	14,779	—	14,779
Schroder U.S. Opportunities Fund
2010	—	—	—
2009	—	—	—
Schroder U.S. Small and Mid Cap Opportunities Fund
2010	—	—	—
2009	—	—	—
Schroder North American Equity Fund
2010	6,698,938	—	6,698,938
2009	12,821,224	—	12,821,224
Schroder Total Return Fixed Income Fund
2010	11,879,530	884,954	12,764,484
2009	5,527,511	476,922	6,004,433
Schroder Multi-Asset Growth Portfolio
2010	148,827	—	148,827
2009	789,551	—	789,551

As of October 31, 2010, the components of distributable earnings (accumulated losses) on a tax basis were as follows:

	Undistributed Ordinary Income	Undistributed Long-Term Capital Gain	Capital Loss Carryforward	Unrealized Appreciation (Depreciation)	Other Temporary Differences	Total Distributable Earnings (Accumulated Losses)
Schroder International Alpha Fund	$1,593,846	$—	$(12,851,490)	$10,590,132	$(5,874)	$(673,386)
Schroder International Multi-Cap Value Fund	397,493	—	(2,987,042)	878,676	(27,650)	(1,738,523)
Schroder Emerging Market Equity Fund	1,518,225	—	(836,401)	26,996,875	(16,297)	27,662,402
Schroder U.S. Opportunities Fund	—	—	(11,578,860)	27,989,593	10	16,410,743
Schroder U.S. Small and Mid Cap Opportunities Fund	2,831,977	—	—	12,059,323	(12,075)	14,879,225
Schroder North American Equity Fund	5,082,677	—	(100,508,623)	23,829,636	(83,007)	(71,679,317)
Schroder Total Return Fixed Income Fund	3,187,332	722,119	—	3,582,348	(355,435)	7,136,364
Schroder Multi-Asset Growth Portfolio	228,245	—	(10,535,338)	666,027	29,835	(9,611,231)

Notes to Financial Statements (continued)

October 31, 2010

As of October 31, 2010, the Funds listed below had net tax basis capital loss carryforwards, for Federal income tax purposes, that may be applied against future taxable gains until their expiration date as follows, except for Schroder Emerging Market Equity Fund, which may be subject to annual limitations:

	October 31,
	2016	2017

Schroder International Alpha Fund	$1,214,222	$11,637,268
Schroder International Multi-Cap Value Fund	—	2,987,042
Schroder Emerging Market Equity Fund	—	836,401
Schroder U.S. Opportunities Fund	—	11,578,860
Schroder North American Equity Fund	31,348,322	69,160,301
Schroder Multi-Asset Growth Portfolio	3,072,350	7,462,988

During the year ended October 31, 2010, the Funds listed below utilized capital loss carryforwards to offset capital gains:

Schroder International Alpha Fund	$5,283,396
Schroder International Multi-Cap Value Fund	617,914
Schroder Emerging Market Equity Fund	3,269,222
Schroder U.S. Opportunities Fund	22,058,080
Schroder U.S. Small and Mid Cap Opportunities Fund	1,694,716
Schroder North American Equity Fund	9,984,406
Schroder Multi-Asset Growth Portfolio	120,068

At October 31, 2010, the identified cost for Federal income tax purposes of investments owned by each Fund and their respective gross unrealized appreciation and depreciation were as follows:

	Identified Tax Cost	Gross Unrealized Appreciation	Gross Unrealized (Depreciation)	Net Unrealized Appreciation (Depreciation)
Schroder International Alpha Fund	$63,212,334	$12,401,718	$(1,821,713)	$10,580,005
Schroder International Multi-Cap Value Fund	12,338,168	1,566,171	(690,390)	875,781
Schroder Emerging Market Equity Fund	214,952,123	31,815,082	(4,818,902)	26,996,180
Schroder U.S. Opportunities Fund	150,119,354	35,026,485	(7,036,892)	27,989,593
Schroder U.S. Small and Mid Cap Opportunities Fund	112,510,613	13,145,199	(1,085,876)	12,059,323
Schroder North American Equity Fund	468,427,701	49,055,050	(25,218,329)	23,836,721
Schroder Total Return Fixed Income Fund	135,458,097	4,033,677	(481,611)	3,552,066
Schroder Multi-Asset Growth Portfolio	7,471,969	1,345,053	(635,638)	709,415

Notes to Financial Statements (continued)

October 31, 2010

NOTE 9 — PORTFOLIO INVESTMENT RISKS

Schroder International Alpha, Schroder International Multi-Cap Value and Schroder Emerging Market Equity Funds have a relatively large portion of their assets invested in companies domiciled in particular foreign countries, including emerging markets. The Funds may be more susceptible to political, social and economic events adversely affecting those countries and such issuers.

Each of Schroder International Alpha and Schroder International Multi-Cap Value may invest more than 25% of its total assets in issuers located in any one country or group of countries. To the extent that it does so, a Fund is susceptible to a range of factors that could adversely affect its holdings in issuers of that country, including political and economic developments and foreign exchange-rate fluctuations. As a result of investing substantially in a single country, the value of the Fund’s assets may fluctuate more widely than the value of shares of a comparable fund with a lesser degree of geographic concentration. The Funds may invest in countries with limited or developing capital markets. Investments in these markets may involve greater risk than investments in more developed markets.

The Schroder Total Return Fixed Income Fund invests a portion of its assets in securities of issuers that hold mortgage securities, including subprime mortgage securities. The value of these securities is sensitive to changes in economic conditions, including delinquencies and/or defaults, and may be adversely affected by shifts in the market’s perception of the issuers and changes in interest rates.

NOTE 10 — BENEFICIAL INTEREST

The following table shows the number of shareholders each owning of record, or to the knowledge of the Funds beneficially, 5% or more of shares of a Fund outstanding as of October 31, 2010 and the total percentage of shares of the Fund held by such shareholders. The table includes omnibus accounts that hold shares on behalf of several shareholders.

	5% or Greater Shareholders
	Number	% of Fund Held
Schroder International Alpha Fund	4	83.64%
Schroder International Multi-Cap Value Fund	2	85.42
Schroder Emerging Market Equity Fund	6	67.24
Schroder U.S. Opportunities Fund	3	78.54
Schroder U.S. Small and Mid Cap Opportunities Fund	4	80.31
Schroder North American Equity Fund	3	86.17
Schroder Total Return Fixed Income Fund	5	76.97
Schroder Multi-Asset Growth Portfolio	6	94.31

Some of the accounts shown above for Schroder International Alpha Fund, Schroder International Multi-Cap Value Fund, Schroder North American Equity Fund, and Schroder Multi-Asset Growth Portfolio are owned by an affiliate of SIMNA.

NOTE 11 — LINE OF CREDIT

The Funds, along with other related open-end series management investment companies managed by SIMNA, entered into a credit agreement on October 6, 2008, as amended from time to time, that enables them to participate in a $25 million committed revolving line of credit with JPMorgan Chase Bank, N.A. Any advance under the line of credit is contemplated primarily for temporary or emergency purposes consistent with the investment objectives and fundamental investment restrictions of the borrower, or to finance the redemption of the shares of a shareholder of the borrower. Interest is charged to the Funds based on its borrowings at the current reference rate. The Funds pay their pro rata portion of an annual commitment fee of 0.15% on the total amount of the credit facility. The Funds did not have any borrowings under the credit agreement during the year ended October 31, 2010.

Notes to Financial Statements (continued)

October 31, 2010

NOTE 12 — CAPITAL SHARE TRANSACTIONS

	International Alpha Fund		International Multi-Cap Value Fund		Emerging Market Equity Fund
	2010	2009	2010	2009	2010	2009
Investor Shares:
Sales of shares	3,034,459	337,966	38,779	14,444	9,328,153	2,028,125
Reinvestment of distributions	24,239	26,500	39,426	68,576	13,395	2,155
Redemption of shares	(408,244)	(959,796)	(10,036)	(213,007)	(912,952)	(1,412,442)
Net increase (decrease) in Investor Shares	2,650,454	(595,330)	68,169	(129,987)	8,428,596	617,838
Advisor Shares:
Sales of shares	475,440	3,235,665	95,234	37,996	7,580,351	1,335,904
Reinvestment of distributions	67,428	24,919	5,638	6,481	13,038	—
Redemption of shares	(2,270,844)	(1,169,019)	(28,034)	(12,551)	(2,278,788)	(249,212)
Net increase (decrease) in Advisor Shares	(1,727,976)	2,091,565	72,838	31,926	5,314,601	1,086,692

	U.S. Opportunities Fund		U.S. Small and Mid Cap Opportunities Fund		North American Equity Fund
	2010	2009	2010	2009	2010	2009
Investor Shares:
Sales of shares	447,471	767,206	8,095,115	3,192,731	9,782,983	2,909,053
Reinvestment of distributions	—	—	—	—	578,323	1,200,557
Redemption of shares	(1,501,173)	(3,125,016)	(1,980,904)	(849,343)	(3,582,781)	(9,487,201)
Redemption of shares in-kind	—	—	—	—	—	(12,491,720)
Net increase (decrease) in Investor Shares	(1,053,702)	(2,357,810)	6,114,211	2,343,388	6,778,525	(17,869,311)
Advisor Shares:
Sales of shares	17,209	35,407	568,099	393,426	4,777	690
Reinvestment of distributions	—	—	—	—	206	419
Redemption of shares	(36,523)	(92,387)	(72,187)	(36,809)	(756)	(282)
Net increase (decrease) in Advisor Shares	(19,314)	(56,980)	495,912	356,617	4,227	827

	Total Return Fixed Income Fund
	2010	2009
Investor Shares:
Sales of shares	7,159,758	8,844,502
Reinvestment of distributions	1,109,605	539,766
Redemption of shares in-kind	(6,682,727)	—
Redemption of shares	(5,256,665)	(1,563,755)
Net increase in Investor Shares	(3,670,029)	7,820,513
Advisor Shares:
Sales of shares	164,994	956,614
Reinvestment of distributions	31,501	16,397
Redemption of shares	(476,605)	(404,990)
Net increase (decrease) in Advisor Shares	(280,110)	568,021

	Multi-Asset Growth Portfolio
	2010	2009
Investor Shares:
Sales of shares	71,681	23,486
Reinvestment of distributions	1,859	2,929
Redemption of shares	(16,666)	(241)
Net increase in Investor Shares	56,874	26,174
A Shares:
Sales of shares	14,361	19,275
Reinvestment of distributions	5,635	92,272
Redemption of shares	(44,463)	(2,413,563)
Net (decrease) in A Shares	(24,467)	(2,302,016)
Advisor Shares:
Sales of shares	77,451	19,514
Reinvestment of distributions	9,260	20,583
Redemption of shares	(44,502)	(4,949)
Net increase in Advisor Shares	42,209	35,148
R Shares:
Reinvestment of distributions	1,054	2,535
Net increase in R Shares	1,054	2,535

Notes to Financial Statements (concluded)

October 31, 2010

NOTE 13 — SUBSEQUENT EVENTS

The Funds have evaluated the need for disclosures and/or adjustments resulting from subsequent events through the date the financial statements were available to be issued. Based on this evaluation, no adjustments were required to the financial statements as of October 31, 2010.

Effective November 1, 2010, under amended sub-administration and accounting agreements with SEI Investments Global Funds Services (“SEI”), the SCFD Funds, the SST Funds and the SGST Funds, other than the Schroder North American Equity Fund, are pay fees to SEI based on the combined average daily net assets of all the SCFD Funds, the SST Funds and the SGST Funds, other than the Schroder North American Equity Fund, are according to the following annual rates: 0.0875% on the first $2 billion of such assets; 0.0700% on the next $1 billion of such assets; 0.0600% on the next $2 billion of such assets; and 0.0500% on assets in excess of $5 billion.

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of

Schroder Global Series Trust,

Schroder Capital Funds (Delaware) and

Schroder Series Trust

In our opinion, the accompanying statements of assets and liabilities, including the schedules of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Schroder North American Equity Fund (constituting part of the Schroder Global Series Trust), Schroder U.S. Opportunities Fund and Schroder International Alpha Fund, (constituting Schroder Capital Funds (Delaware)) and Schroder International Multi Cap Value Fund (formerly known as Schroder International Diversified Value Fund), Schroder Emerging Market Equity Fund, Schroder U.S. Small and Mid Cap Opportunities Fund, Schroder Total Return Fixed Income Fund and Schroder Multi-Asset Growth Portfolio (constituting Schroder Series Trust) (collectively referred to as the “Funds”) at October 31, 2010, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period then ended and the financial highlights for each of the years or periods presented, in conformity with accounting principles generally accepted in the United States of America.  These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Funds’ management; our responsibility is to express an opinion on these financial statements based on our audits.  We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States).  Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement.  An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation.  We believe that our audits, which included confirmation of securities at October 31, 2010 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Philadelphia, Pennsylvania

December 23, 2010

Information Regarding Review and Approval of Investment Advisory Contracts (unaudited)

RENEWAL OF INVESTMENT ADVISORY AGREEMENTS FOR THE SCHRODER MUTUAL FUNDS

The Advisory Agreements for all of the Schroder Mutual Funds (the “Funds”) are subject to annual approval by the Trustees of the Funds. The Trustees meet over the course of the year with investment advisory personnel from Schroder Investment Management North America Inc. (“SIMNA”) and regularly review detailed information regarding the investment program and performance of each Fund. The Trustees met in June 2010 to consider the continuation of the Advisory Agreements in respect of each of the Funds included in this report for the following year. The Trustees considered a number of factors, though they did not identify one particular factor alone that they considered determinative. Factors considered by the Trustees included those described below, among others. The Trustees considered the fees charged by SIMNA to the Funds under the Advisory Agreements (which fees, for this purpose, were considered to include the administrative fee paid by Schroder North American Equity Fund to Schroder Fund Advisors LLC), and the fee payable by SIMNA to Schroder Investment Management North America Limited (“SIMNA Ltd.”) as sub-advisor to Schroder Emerging Market Equity Fund, Schroder International Alpha Fund, Schroder International Multi-Cap Value Fund, Schroder North American Equity Fund, and Schroder Multi-Asset Growth Portfolio out of the fees received by SIMNA with respect to such Funds. The Trustees also considered the total expense ratio of each of the Funds. The Trustees reviewed the information provided by SIMNA and compiled by the independent Lipper organization showing a comparison of SIMNA’s fee rate for each Fund, as well as each Fund’s expense ratio, compared to peer mutual funds having similar objectives, strategies, and asset sizes. The Trustees also considered information provided by SIMNA as to the fees charged by SIMNA to clients other than the Funds, including institutional separate accounts, private funds, offshore funds and mutual funds for which SIMNA serves as sub-advisor.

The Trustees noted that the advisory and administrative fees charged by SIMNA to the Funds were generally fair compared to those paid by other clients of SIMNA and that SIMNA generally charges lower fees to third-party mutual funds for which SIMNA serves as sub-advisor. Representatives of SIMNA reviewed with the Trustees the reasons for the differences between the fees charged to the Funds and to those accounts, citing, among other things, the fact that the services and resources required of SIMNA where it sub-advises mutual funds sponsored by others are substantially less than in the case of the Funds, since many of the administrative and compliance oversight and regulatory responsibilities related to the management function are retained in part by the primary advisor. The Trustees also noted that in many cases the fees charged to SIMNA’s separate account clients are lower than those charged to the Funds. Representatives of SIMNA stated that this is primarily due to the fact that the compliance, legal, and administrative burdens of providing investment advice to mutual funds exceed those required to provide advisory services to non-mutual fund clients and that management of public mutual funds generally subjects SIMNA and SIMNA Ltd. to increased regulatory and enterprise risk. SIMNA management also reported that the Funds require the resources necessary to conduct daily valuation and to satisfy liquidity requirements, which is not necessarily the case for separate account clients. In addition, they noted that fees charged to institutional or high net worth clients are determined in the context of the competitive market in which they are offered. The Trustees also noted that, with respect to SIMNA’s private domestic pooled vehicles and offshore pooled vehicles, when advisory fees are charged at the fund level they appear to be at least the same as, and in some cases higher than, those charged to the Funds. Representatives of SIMNA explained that these fees are determined in the context of the markets in which they are offered.

The Trustees considered the profitability analysis with respect to each Fund for the years ended December 31, 2009 and December 31, 2008. This information showed the substantial costs to SIMNA of providing services to the Funds, and indicated that SIMNA had a net loss with respect to Schroder U.S. Small and Mid Cap Opportunities Fund, Schroder Emerging Market Equity Fund, Schroder International Multi-Cap Value Fund, Schroder Total Return Fixed Income Fund, and Schroder Multi-Asset Growth Portfolio for the calendar year ended December 31, 2009. The Trustees considered that SIMNA’s net profit from managing the Funds for the year ended December 31, 2009 had decreased in size from the year ended December 31, 2008, and the Trustees concluded that the profitability of Schroder U.S. Opportunities Fund, Schroder International Alpha Fund and Schroder North American Equity Fund to SIMNA did not appear unreasonable in light of services rendered, competitiveness and performance. The Trustees considered whether economies of scale would likely be realized as the Funds grow and whether a reduction in the advisory fees paid by the Funds by means of breakpoints would be appropriate. They concluded that it did not appear necessary at this point for new breakpoints to be implemented,  although they would continue to consider the matter in the future as the Funds grow. SIMNA noted that, at this time, any increased profit realized by the firm as the Funds grow enables SIMNA to devote greater resources to the management of the Funds, as well as to provide financial incentives for the portfolio managers, analysts, and other personnel who in many cases have alternative employment and business opportunities available to them. In addition, SIMNA noted that most of the Funds were small and, in its view, competitively priced, and that SIMNA believed that where it is recognizing profit from a product, the level of profitability is not excessive.

The Trustees considered the fee waivers and/or expense limitations for the Funds, including the time periods during which the fee waivers would be in place and possible extensions of such fee waivers and/or expense limitations. SIMNA also noted that it had agreed to maintain fee waivers and expense limitations for most of the Funds. The Trustees noted that SIMNA’s undertakings with respect to expense limitations and/or fee waivers are recognized by the Trustees in their review of SIMNA’s advisory relationship with the Funds, while acknowledging that the focus of their review and determination is with respect to the contractual fee rates themselves.

Representatives of SIMNA discussed with the Trustees the methodology used by Lipper to select peer group funds for the Funds. The Trustees reviewed detailed fee and expense and performance information presented by Lipper for each of the Funds in connection with the proposed renewal of the Advisory Agreements. Representatives of SIMNA also discussed with the Trustees that certain Funds had higher non-management fee expenses than the median of the funds in their respective peer groups because many of the Funds were smaller than other funds in their respective peer groups, so fixed expenses, such as transfer agency expenses and audit expenses, were spread over a smaller amount of assets. Representatives of SIMNA also said that due to such Funds’ relatively small size even a small change in net asset value can make a substantial impact on expenses and that some expenses do increase as net asset values increase, for instance expenses related to reprinting prospectuses. Representatives of SIMNA also noted that audit expenses and other fees that are shared by the Funds are allocated one-half to each Fund based on assets and one-half is evenly divided among the Funds, regardless of assets.

The Trustees’ review showed that Schroder North American Equity Fund is competitive both in its overall expense ratio and its performance, with contractual and actual management fees (actual management fees are contractual management fees after any applicable fee waiver and/or expense limitation) ranking first out of twenty-one peer group funds, Investor Shares total expenses ranking in the first quintile and Advisor Shares total expenses ranking in the second quintile as measured by Lipper. The Trustees noted that representatives of SIMNA had explained that expenses had risen as assets under management for the Schroder North American Equity Fund had decreased. The Trustees also noted that while Schroder North American Equity Fund’s performance in the last year was in the third quintile for Investor Shares and the fourth quintile for Advisor Shares compared to its Lipper peer group, the Fund’s performance over multiple years and since its inception remained competitive. The Trustees determined that the Schroder North American Equity Fund’s management fee did not appear unreasonable in light of the information provided.

The review showed that Schroder International Multi-Cap Value Fund’s performance ranked first out of two or three (as applicable) peer group funds for all periods since the Fund’s inception. They noted that although the Schroder International Multi-Cap Value Fund’s contractual management fee is in the fifth quintile compared to its Lipper peer group, the actual management fee paid was in the third quintile.  The Trustees also considered information provided by representatives of SIMNA that the contractual management fee included payments to SEI, the Schroder International Multi-Cap Value Fund’s third-party administrator, for administrative services, while some funds in the peer group provide such services internally.  The Trustees noted that the Schroder International Multi-Cap Value Fund’s total expenses were in the second and fourth quintiles for Investor and Advisor Shares, respectively.  The Trustees determined that the Schroder International Multi-Cap Value Fund’s management fee did not appear unreasonable in light of the information provided.

With respect to Schroder U.S. Opportunities Fund, the Trustees noted that, while the Fund’s performance was in the third quintile for the last year compared to its peer group, historically the Fund has had very competitive performance in the first quintile for all other periods shown by Lipper since the Fund’s inception. While they noted that the Schroder U.S. Opportunities Fund’s contractual management fee was in the fourth quintile and actual management fee was in the fifth quintile compared to the Fund’s peer group, they considered that the Fund’s management fee did not appear unreasonable given the limited capacity of the Fund, the Fund’s investment strategy, and its historical strong performance.  They noted that while the Schroder U.S. Opportunities Fund’s total expenses for Investor Shares were in the fourth quintile and total expenses for Advisor Shares were in the fifth quintile compared to its Lipper peer group, this did not appear unreasonable in light of the Fund’s investment strategy and its historical performance record.

With respect to Schroder U.S. Small and Mid Cap Opportunities Fund, representatives of SIMNA noted that the peer group for the Fund provided by Lipper did not necessarily provide an optimal comparison for the Fund.  They also noted that assets under management have increased, so that current expenses of Schroder U.S. Small and Mid Cap Opportunities Fund are lower than shown in the materials.  The Trustees discussed that Schroder U.S. Small and Mid Cap Opportunities Fund’s contractual management fee was in the fourth quintile compared to its peer group, but the actual management fee paid was first out of thirteen peer group funds. The Trustees also noted that, compared to the Schroder U.S. Small and Mid Cap Opportunities Fund’s peer group, total expenses for Investor Shares were in the first quintile, while total expenses for Advisor Shares were in the third quintile.  The Trustees determined that the management fee did not appear unreasonable in light of the information provided and the historical performance of the Schroder U.S. Small and Mid Cap Opportunities Fund, which they noted was in the first quintile for the three-year period and since the Fund’s inception, although it was in the third quintile for the past year and second quintile for the two-year period.

As to the Schroder International Alpha Fund, the Trustees noted that the contractual management fee was in the fourth quintile and that the actual management fee paid was in the first quintile compared to the Fund’s peer group.  They also noted that the Schroder International Alpha Fund’s total expenses were in the second and third quintiles for Investor and Advisor Shares, respectively, compared to the Fund’s peer group, and the Fund’s performance was either first or second in its peer group for all periods measured by Lipper for both Investor and Advisor Shares.  The Trustees considered that the Schroder International Alpha Fund’s management fee did not appear unreasonable in light of the information provided and the historical performance of the Fund.

With respect to the Schroder Emerging Market Equity Fund, the Trustees noted that while the contractual management fee was in the third quintile, the actual management fee paid compared to its peer group was in the first quintile.  It was also noted that total expenses were in the first quintile for Investor Shares and third quintile for Advisor Shares compared to the Schroder Emerging Market Equity Fund’s peer group, and that, as assets under management have grown, it was likely that current total expenses are lower than shown by Lipper.  The Trustees determined that the management fee did not appear unreasonable in light of the information provided and the Schroder Emerging Market Equity Fund’s historical performance, noting that the Fund’s performance was in the second quintile for the past year and two-year period and was in the first quintile for the three-year period and since the Fund’s inception.

For Schroder Total Return Fixed Income Fund, the Trustees noted that the Fund has a competitive contractual management fee, ranking fourth out of fifteen peer group funds, while the actual management fee was ranked second out of fifteen peer group funds.  They noted that expenses were ranked in the first quintile for Investor Shares and third quintile for Advisor Shares compared to peer group funds.  The Trustees also noted that while Schroder Total Return Fixed Income Fund’s performance was in the fifth quintile for the last year, in all other periods measured by Lipper since the Fund’s inception performance has been in the second quintile compared to its peer group. The Trustees determined that the Schroder Total Return Fixed Income Fund’s management fee did not appear unreasonable in light of the information provided.

For Schroder Multi-Asset Growth Portfolio, the Trustees considered that the Fund’s performance for the last year compared to its peer group was in the fifth quintile and representatives of SIMNA provided information on reasons for the Fund’s relative low performance, noting that the Fund was ahead of its benchmark in 2009 and that over the three-year period and since the Fund’s inception the Fund was in the second quintile for performance.  Representatives of SIMNA also discussed the difficulty of comparing the Fund’s strategy to that of its Lipper peer group.  The Trustees noted that the Fund’s contractual management fee was in the second quintile for its peer group but its actual management fee was in the first quintile.  The Trustees also considered that total expenses of Schroder Multi-Asset Growth Portfolio were in the first quintile for Investor Shares and in the third quintile for Advisor Shares.

Representatives of SIMNA also discussed with the Trustees the services provided to Schroder Multi-Asset Growth Portfolio, referring including the asset-allocation, portfolio design, investment, and monitoring functions to be performed by SIMNA and SIMNA Ltd. for the Schroder Multi-Asset Growth Portfolio.  They confirmed that the services provided by SIMNA and SIMNA Ltd. to the Schroder Multi-Asset Growth Portfolio are separate and distinct from the services provided by SIMNA and SIMNA Ltd. to the underlying funds in the Schroder Multi-Asset Growth Portfolio, and that the advisory fees charged to the Schroder Multi-Asset Growth Portfolio are based on services that are in addition to, and not duplicative of, services provided pursuant to the advisory agreements between SIMNA and SIMNA Ltd. to the underlying funds.  In addition, SIMNA noted that it had increased the waiver of its management fee compensation for the Schroder Multi-Asset Growth Portfolio to reflect increased investments by Schroder Multi-Asset Growth Portfolio in other Schroder mutual funds.  The Trustees, in light of the information provided, considered that the Multi-Asset Growth Portfolio’s management fee did not appear unreasonable.

In summary, the Trustees considered the nature, extent and quality of the services provided by SIMNA and the non-advisory services provided by affiliates of SIMNA. In this regard, the Trustees took into account the experience of the Funds’ portfolio management teams and of SIMNA’s senior management, and the time and attention devoted by each to the Funds. After considering all the information described above, the Trustees at the meeting, including a majority of the Trustees who are not “interested persons” (as that term is defined in the Investment Company Act of 1940, as amended) of the Funds or SIMNA, in concluding that each of the Fund’s fees appeared reasonable, unanimously voted to approve the continuation of the Advisory Agreements in respect of each of the Funds, including the advisory fees proposed in connection with that continuation.

Disclosure of Fund Expenses (unaudited)

We believe it is important for you to understand the impact of fees regarding your investment. All mutual funds have operating expenses. As a shareholder of a Schroder Fund, you incur ongoing costs, which include, among others, costs for portfolio management, administrative services, and shareholder reports (like this one), and in the case of Advisor Shares, distribution (12b-1) fees. Operating expenses, which are deducted from a fund’s gross income, directly reduce the investment return of the fund. A fund’s expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing costs (in dollars) of investing in your Fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

The table below illustrates your Fund’s costs in two ways.

•      Actual expenses. This section helps you to estimate the actual expenses after fee waivers, if applicable, that you paid over the period. The “Ending Account Value” shown is derived from the Fund’s actual return, and the fourth column shows the dollar amount that would have been paid by an investor who started with $1,000 in the Fund. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your Fund under the heading “Expenses Paid During Period.”

•      Hypothetical example for comparison purposes. This section is intended to help you compare your Fund’s costs with those of other mutual funds. It assumes that the Fund had a return of 5% before expenses during the year, and that it incurred expenses at the rate of which it in the past did incur expenses. In this case, because the return used is not the Fund’s actual return, the results may not be used to estimate the actual ending balance of an account in the Fund over the period or expenses you actually paid. The example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to calculate expenses in this table based on a 5% return. You can assess your Fund’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight and help you compare ongoing costs only and do not reflect any transactional costs such as redemption fees, which are described in the Prospectus. If this fee were applied to your account, your costs would be higher.

	Beginning Account Value 05/01/10	Ending Account Value 10/31/10	Net Annualized Expense Ratios	Expenses Paid During Period*
Schroder International Alpha Fund
Actual Expenses
Investor Shares	$1,000.00	$1,035.00	1.15%	$6.19
Advisor Shares	1,000.00	1,019.41	1.40	7.53
Hypothetical Example for Comparison Purposes
Investor Shares	$1,000.00	$1,133.10	1.15%	$5.85
Advisor Shares	1,000.00	1,018.15	1.40	7.12

Schroder International Multi-Cap Value Fund
Actual Expenses
Investor Shares	$1,000.00	$1,088.80	1.15%	$6.05
Advisor Shares	1,000.00	1,087.60	1.40	7.37
Hypothetical Example for Comparison Purposes
Investor Shares	$1,000.00	$1,019.41	1.15%	$5.85
Advisor Shares	1,000.00	1,018.15	1.40	7.12

	Beginning Account Value 05/01/10	Ending Account Value 10/31/10	Net Annualized Expense Ratios	Expenses Paid During Period*
Schroder Emerging Market Equity Fund
Actual Expenses
Investor Shares	$1,000.00	$1,077.90	1.25%	$6.55
Advisor Shares	1,000.00	1,075.70	1.50	7.85
Hypothetical Example for Comparison Purposes
Investor Shares	$1,000.00	$1,018.90	1.25%	$6.36
Advisor Shares	1,000.00	1,017.64	1.50	7.63

Schroder U.S. Opportunities Fund
Actual Expenses
Investor Shares	$1,000.00	$1,012.90	1.31%	$6.65
Advisor Shares	1,000.00	1,011.60	1.56	7.91
Hypothetical Example for Comparison Purposes
Investor Shares	$1,000.00	$1,018.60	1.31%	$6.67
Advisor Shares	1,000.00	1,017.34	1.56	7.93

Schroder U.S. Small and Mid Cap Opportunities Fund
Actual Expenses
Investor Shares	$1,000.00	$1,025.60	1.05%	$5.36
Advisor Shares	1,000.00	1,024.00	1.30	6.63
Hypothetical Example for Comparison Purposes
Investor Shares	$1,000.00	$1,019.91	1.05%	$5.35
Advisor Shares	1,000.00	1,018.65	1.30	6.61

Schroder North American Equity Fund
Actual Expenses
Investor Shares	$1,000.00	$1,008.80	0.38%	$1.92
Advisor Shares	1,000.00	1,006.60	0.73	3.69
Hypothetical Example for Comparison Purposes
Investor Shares	$1,000.00	$1,023.29	0.38%	$1.94
Advisor Shares	1,000.00	1,021.53	0.73	3.72

Schroder Total Return Fixed Income Fund
Actual Expenses
Investor Shares	$1,000.00	$1,048.90	0.40%	$2.07
Advisor Shares	1,000.00	1,047.50	0.65	3.35
Hypothetical Example for Comparison Purposes
Investor Shares	$1,000.00	$1,023.19	0.40%	$2.04
Advisor Shares	1,000.00	1,021.93	0.65	3.31

	Beginning	Ending	Net	Expenses
	Account	Account	Annualized	Paid
	Value	Value	Expense	During
	5/1/2010	10/31/2010	Ratios	Period*
Schroder Multi-Asset Growth Portfolio
Actual Expenses
Investor Shares	$1,000.00	$1,057.80	1.12%	$5.81
A Shares	1,000.00	1,056.50	1.37	7.10
Advisor Shares	1,000.00	1,057.90	1.37	7.11
R Shares	1,000.00	1,055.50	1.62	8.39
Hypothetical Example for Comparison Purposes
Investor Shares	$1,000.00	$1,019.56	1.12%	$5.70
A Shares	1,000.00	1,018.30	1.37	6.97
Advisor Shares	1,000.00	1,018.30	1.37	6.97
R Shares	1,000.00	1,017.04	1.62	8.24

*          Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the account period, multiplied by 184/365 (to reflect the one-half year period).

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Trustees and Officers (unaudited)

Additional information regarding the Trustees is included in the Funds’ Statement of Additional Information, which is available free of charge by calling (800) 464-3108.

Name, Age and Address	Position(s) Held with the Trusts	Term of Office and Length of Time Served
Trustees

Catherine A. Mazza†, 50 875 Third Avenue, 22nd Fl. New York, NY 10022	Trustee and Chairman (All Trusts)	Indefinite Since 2003 (SGST) Since 2006 (SCFD and SST)

Jay S. Calhoun*#, 55 875 Third Avenue, 22nd Fl. New York, NY 10022	Trustee (All Trusts)	Indefinite Since 12/2010

Margaret M. Cannella*#, 58 875 Third Avenue, 22nd Fl. New York, NY 10022	Trustee (All Trusts)	Indefinite Since 12/2010

William L. Means*, 74 875 Third Avenue, 22nd Fl. New York, NY 10022	Trustee (All Trusts)	Indefinite Since 1997 (SCFD and SST) Since 2003 (SGST)

James D. Vaughn*, 65 875 Third Avenue, 22nd Fl. New York, NY 10022	Trustee (All Trusts)	Indefinite Since 2003

* Also serves as a member of the Audit Committee for each Trust on which they serve.

† Trustee deemed to be an “interested person” of the Trusts as defined in the 1940 Act is referred to as an “Interested Trustee.” Ms. Mazza is an Interested Trustee due to her status as an officer and employee of Schroder Investment Management North America LLC, the Trust’s investment advisor and its affiliates.

# Mr. Calhoun and Ms. Cannella began serving as Trustees of each Trust on December 7, 2010.

Principal Occupation During Past 5 Years	Number of Series In Fund Complex Overseen by Board Member (a)	Other Directorships Held by Board Member

Trustee and Chairman of each Trust; Institutional Relationship Director, SINMA; Member of the Board of managers, Schroder Fund Advisors LLC. Formerly, President and Chief Executive Officer, Schroder Capital Funds (Delaware) and Schroder Series Trust; Senior Vice President, SINMA.	10	None

Treasurer, Carnegie Mellon University. Formerly, Managing Partner, Rysamax Partners (marketing and business development support); Senior Vice President and Treasurer, New York Life Insurance Company.	10	None

Adjunct professor, Columbia Business School. Formerly, Managing Director, Head, Global Credit Research and Corporate Strategy, JP Morgan Securities Inc. and Managing Director, Head, US Corporate Research, JP Morgan Securities Inc.	10	CHF Finance International (for profit joint venture of the World Bank and CHF); Pierre Foods; Trustee, Princeton-in-Asia.

Retired.	10	None

Retired. Formerly, Managing Partner, Deloitte & Touche USA, LLP — Denver (accounting).	10	AMG National Trust Bank.

(a) The “Fund Complex” includes all series of Schroder Capital Funds (Delaware), Schroder Series Trust and Schroder Global Series Trust.

Name, Age and Address	Position(s) Held with the Trusts	Term of Office and Length of Time Served
Officers

Mark A. Hemenetz, 54 875 Third Avenue, 22nd Fl. New York, NY 10022	President and Principal Executive Officer	Indefinite Since 2004

Alan M. Mandel, 53 875 Third Avenue, 22nd Fl. New York, NY 10022	Treasurer and Principal Financial and Accounting Officer	Indefinite Since 1998 (SST and SCFD) Since 2003 (SGST)

Stephen M. DeTore, 59 875 Third Avenue, 22nd Fl. New York, NY 10022	Chief Compliance Officer	Indefinite Since 2005

William Sauer, 47 875 Third Avenue, 22nd Fl. New York, NY 10022	Vice President	Indefinite Since 2008

Carin Muhlbaum, 48 875 Third Avenue, 22nd Fl. New York, NY 10022	Vice President	Indefinite Vice President since 1998 (SST and SCFD) Vice President since 2003 (SGST)

Abby Ingber, 47 875 Third Avenue, 22nd Fl. New York, NY 10022	Chief Legal Officer and Secretary/Clerk	Indefinite Chief Legal Officer since 2006 Secretary/Clerk since 2007

Angel Lanier, 49 875 Third Avenue, 22nd Fl. New York, NY 10022	Assistant Secretary	Indefinite Since 2005

Principal Occupation(s) During Past 5 Years

Chief Operating Officer Americas, SINMA; Member of Board of Managers, Schroder Fund Advisors LLC. Formerly, Executive Vice President and Director of Investment Management, Bank of New York.

Head of Fund Administration, SINMA; Member of Board of Managers, Schroder Fund Advisors, LLC.

Chief Compliance Officer, SINMA; Chief Compliance Officer of each Trust; Member of Board of Managers, Schroder Fund Advisors LLC. Formerly, Deputy General Counsel, Gabelli Asset Management, Inc.; Associate General Counsel Gabelli Asset Management, Inc.; Assistant Director, Office of Examination Support, U.S. Securities and Exchange Commission.

Head of Investor Services, SINMA. Formerly, Vice President, The Bank of New York.

General Counsel, and Chief Administrative Officer, SINMA; Senior Vice President, Member of Board of Managers, Secretary and General Counsel, Schroder Fund Advisors LLC.

Deputy General Counsel, SINMA, formerly, Senior Counsel, TIAA-CREF.

Legal Assistant, SINMA; Assistant Secretary, Schroder Fund Advisors LLC. Formerly, Associate, Schroders.

Notice to Shareholders (unaudited)

For shareholders that do not have an October 31, 2010 tax year end, this notice is for informational purposes only. For shareholders with an October 31, 2010 tax year end, please consult your tax advisor as to the pertinence of this notice. For the fiscal year ended October 31, 2010, each portfolio has designated the following items with regard to distributions paid during the year.

	Long Term (15% Rate) Capital Gain Distribution	Ordinary Income Distributions	Total Distributions	Qualifying For Corporate Dividends Rec. Deductions (1)	Qualifying Dividend Income (2)	U.S. Government Interest (3)	Qualifying Interest Income (4)	Qualifying Short-Term Capital Gain (5)

Schroder International Alpha Fund (a)	0.00%	100.00%	100.00%	0.00%	96.20%	0.00%	0.00%	0.00%

Schroder International Multi-Cap Value Fund (b)	0.00	100.00	100.00	0.00	84.79	0.00	0.21	0.00

Schroder Emerging Market Equity Fund (c)	0.00	100.00	100.00	0.00	97.52	0.00	0.00	0.00

Schroder U.S. Opportunities Fund	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00

Schroder U.S. Small and Mid Cap Opportunities Fund	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00

Schroder North American Equity Fund	0.00	100.00	100.00	100.00	100.00	0.00	0.56	0.00

Schroder Total Return Fixed Income Fund	6.83	93.17	100.00	0.00	0.00	2.05	56.38	100.00

Schroder Multi-Asset Growth Portfolio	0.00	100.00	100.00	0.13	7.32	8.83	63.25	0.00

(1) Qualifying dividends represent dividends which qualify for the corporate dividend received deduction and is reflected as a percentage of “Ordinary Income Distributions.”

(2) The percentage in this column represents the amount of “Qualifying Dividend Income” as created by the Jobs and Growth Tax Relief Reconciliation Act of 2003 and is reflected as a percentage of “Ordinary Income Distributions.”  It is the intention of each of the aforementioned funds to designate the maximum amount permitted by law.

(3) “U.S. Government Interest” represents the amount of interest that was derived from direct U.S. Government Obligations and distributed during the fiscal year.  This amount is reflected as a percentage of total ordinary income distributions (the total of short-term capital gain and net investment income distributions).  Generally, interest from direct U.S. Government Obligations is exempt from state income tax.

(4) The percentage in this column represents the amount of “Qualifying Interest Income” as created by the American Jobs Creation Act of 2004 and is reflected as a percentage of net investment income distributions that are exempt from U.S. withholding tax when paid by foreign investors.

(5) The percentage in this column represents the amount of “Qualifying Short-Term Capital Gain” as created by the American Job Creation Act of 2004 and is reflected as a percentage of short-term capital gain distributions that are exempt from U.S. withholding tax when paid by foreign investors.

(a) The Fund intends to pass through a foreign tax credit to shareholders.  For fiscal year ended 2010, the total amount of foreign source income is $1,229,946.  The total amount of foreign tax to be paid is $99,629.  Your allocable share of the foreign tax credit will be reported on Form 1099 DIV.

(b) The Fund intends to pass through a foreign tax credit to shareholders.  For fiscal year ended 2010, the total amount of foreign source income is $555,175.  The total amount of foreign tax to be paid is $56,059.  Your allocable share of the foreign tax credit will be reported on Form 1099 DIV.

(c) The Fund intends to pass through a foreign tax credit to shareholders.  For fiscal year ended 2010, the total amount of foreign source income is $3,347,224.  The total amount of foreign tax to be paid is $348,110.  Your allocable share of the foreign tax credit will be reported on Form 1099 DIV.

On December 10, 2010, the following Funds made per share income short-term and long-term capital gain distributions to the shareholders of record as of December 9, 2010:

	Net Investment Income	Short-Term Capital Gains	Long-Term Capital Gains

Schroder International Alpha Fund
Investor Shares	$0.2436	$—	$—
Advisor Shares	0.2140	—	—

Schroder International Multi-Cap Value Fund
Investor Shares	0.2895	—	—
Advisor Shares	0.2739	—	—

Schroder Emerging Market Equity Fund
Investor Shares	0.0646	0.0374	—
Advisor Shares	0.0373	0.0374	—

Schroder U.S. Small and Mid Cap Opportunities Fund
Investor Shares	—	—	0.2571
Advisor Shares	—	—	0.2571

Schroder North American Equity Fund
Investor Shares	0.1454	—	—
Advisor Shares	0.1187	—	—

Schroder Multi-Asset Growth Portfolio
Investor Shares	0.3380	—	—
A Shares	0.3177	—	—
Advisor Shares	0.3190	—	—
R Shares	0.2992	—	—

On December 20, 2010, the following Fund made per share capital gain distributions to the shareholders of record as of December 20, 2010:

	Short-Term Capital Gains	Long-Term Capital Gains

Schroder Total Return Fixed Income Fund
Investor Shares	$0.2429	$0.0597
Advisor Shares	0.2429	0.0597

Notes

Notes

Notes

Privacy Statement

In the course of doing business with Schroders and the Schroder Mutual Funds, you share nonpublic personal and financial information (“nonpublic personal information”) with us. Schroders respects your right to privacy. We understand that you have entrusted us with this private information and we recognize the importance of protecting unnecessary or unauthorized access to it.

I. Information That We Collect

We may collect nonpublic personal information about you when you communicate or transact business with us or with our service providers in writing, electronically, or by telephone. For example, we collect nonpublic personal information (such as name, address, account and other investment information) about you from the following sources:

•                  Applications or forms completed by you; and

•                  Your transactions and account positions with us, our affiliates, or others (including, for example, your own broker or custodian).

II. Information That We Disclose

We do not sell or rent your nonpublic personal information to any third parties.

We may disclose your nonpublic personal information to third parties in the following limited circumstances:

•                  We may disclose some or all of your nonpublic personal information to companies that help us maintain, processor service your transactions or account(s) or financial products or services effected by or through us, including companies that perform administrative, accounting, transfer agency, custodial, brokerage or proxy solicitation services for us.

•                  We may disclose some or all of your nonpublic personal information, such as account and transaction data, to companies which assist us in marketing or client servicing. These companies will use this information only for the services for which we hired them, are not permitted to use or share this information for any other purpose and are required to protect the confidentiality and security of this information.

•                  We may disclose or report some or all of your nonpublic personal information if you request or authorize us to do so, for institutional risk control, or in other circumstances where we believe in good faith that disclosure is required or permitted under law.

III. Our Security Procedures

We maintain physical, electronic, and procedural safeguards that comply with federal standards to protect your nonpublic personal information. Within Schroders, access to such information is limited to those employees who need it to perform their jobs, such as servicing your accounts, resolving problems, or informing you of new products or services. Finally, our Code of Ethics, which applies to all employees, restricts the use of customer information and requires that it be held in strict confidence.

We observe these policies with respect to current and former Schroders customers and shareholders of the Schroder Mutual Funds.

If you identify any inaccuracy in your personal information or you need to make a change to that information, please contact us in writing so that we may promptly update our records

This Privacy Policy applies to the Schroder Mutual Funds, Schroder Fund Advisors LLC
and Schroder Investment Management North America, Inc.

Investment Advisor	Schroder Investment Management North America, Inc. 875 Third Avenue, 22nd Floor New York, NY

Trustees	Catherine A. Mazza (Chairman) Jay S. Calhoun Margaret M. Cannella William L. Means James D. Vaughn

Distributor	Schroder Fund Advisors LLC 875 Third Avenue, 22nd Floor New York, NY 10022

Transfer & Shareholder Servicing Agent	Boston Financial Data Services, Inc.

Custodian	JPMorgan Chase Bank

Counsel	Ropes & Gray LLP

Independent Registered Public Accounting Firm	PricewaterhouseCoopers LLP

The information contained in this report is intended for the general information of the shareholders of the Trusts. This report is not authorized for distribution to prospective investors unless preceded or accompanied by a current prospectus which contains important information concerning the Trusts.

Schroder Capital Funds (Delaware)
Schroder Series Trust
Schroder Global Series Trust
P.O. Box 8507
Boston, MA 02266
(800) 464-3108

54356

Item 2.           Code of Ethics.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer and principal accounting officer.

Item 3.           Audit Committee Financial Expert.

(a)(1)  The registrant’s board of trustees has determined that the registrant has at least one audit committee financial expert serving on the audit committee.

(a)(2)  The audit committee financial expert is James D. Vaughn.  Mr. Vaughn is independent as defined in Form N-CSR Item 3(a)(2).

Item 4.           Principal Accountant Fees and Services.

PricewaterhouseCoopers LLP billed the Trust aggregate fees for services rendered to the Trust for the last two fiscal years as follows:

		2010					2009
		All fees and services to the Trust that were pre-approved		All fees and services to service affiliates that were pre- approved	All other fees and services to service affiliates that did not require pre-approval		All fees and services to the Trust that were pre-approved		All fees and services to service affiliates that were pre- approved	All other fees and services to service affiliates that did not require pre-approval
(a)	Audit Fees	$28,560		N/A	$31,000		$28,061		N/A	$31,000
(b)	Audit-Related Fees	$0		$0	$0		$0		$0	$0
(c)	Tax Fees	$3,550	(1)	$0	$308,813	(2)	$3,550	(1)	$0	$209,633	(2)
(d)	All Other Fees	$0		$0	$0		$0		$0	$0

Notes:

(1)          Tax return preparation fees.

(2)          Tax compliance services provided to service affiliates of the Funds.

(e)(1)                    The Audit Committee pre-approves, to the extent required by applicable regulations (including paragraph (c)(7) of Rule 2-01 of Regulation S-X), (i) all audit and permitted non-audit services rendered by the independent accountants to the registrant and (ii) all non-audit services rendered by the independent accountants to the registrant’s investment adviser and to certain affiliates of the investment adviser.

(e)(2)                    Percentage of fees billed applicable to non-audit services pursuant to waiver of pre-approval requirement were as follows:

	2010	2009
Audit-Related Fees	n/a	n/a
Tax Fees	0%	0%
All Other Fees	n/a	n/a

(f)                                    Not applicable.

(g)                                 The aggregate non-audit fees and services billed by PricewaterhouseCoopers LLP for the last two fiscal years were $312,363 and $213,183 for 2010 and 2009, respectively.

(h)                                 Not applicable.

Item 5.  Audit Committee of Listed Registrants.

Not applicable to open-end management investment companies.

Item 6.  Schedule of Investments

Not applicable.

Item 7.           Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end management investment companies.

Item 8.  Portfolio Managers of Closed-End Management Investment Companies

Not applicable.

Item 9.  Purchases of Equity Securities by Closed-End Management Company and Affiliated Purchasers.

Not applicable to open-end management investment companies.

Item 10.  Submission of Matters to a Vote of Security Holders.

None.

Item 11.    Controls and Procedures.

(a) The registrant’s principal executive officer and principal financial officer have concluded, based on their evaluation of the registrant’s disclosure controls and procedures as of a date within 90 days of the filing date of this report on Form N-CSR, that the design and operation of such procedures are effective to provide reasonable assurance that information required to be disclosed by the investment company on Form N-CSR is recorded, processed, summarized and reported within the time periods specified in the Commission’s rules and forms.

(b) There have been no changes in the registrant’s internal control over financial reporting during the period from August 1, 2010 through October 31, 2010 that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12.  Exhibits.

(a)(1) Code of Ethics attached hereto.

(a)(2) A separate certification for the principal executive officer and the principal financial officer of the registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940, as amended (17 CFR 270.30a-2(a)), are filed herewith.

(b)  Officer certifications as required by Rule 30a-2(b) under the Investment Company Act of 1940, as amended (17 CFR 270.30a-2(b)) also accompany this filing as an Exhibit.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	Schroder Global Series Trust

By (Signature and Title)*	/s/ Mark A. Hemenetz
Mark A. Hemenetz
Principal Executive Officer

Date January 7, 2011

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	/s/ Mark A. Hemenetz
Mark A. Hemenetz
Principal Executive Officer
Date January 7, 2011

By (Signature and Title)*	/s/ Alan M. Mandel
Alan M. Mandel
Treasurer and Chief Financial Officer
Date January 7, 2011

*                 Print the name and title of each signing officer under his or her signature.